UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21656

Name of Fund: BlackRock Energy and Resources Trust (BGR)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Energy and Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2014

Date of reporting period: 10/31/2014

Item 1 – Report to Stockholders

OCTOBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Dividend Income Trust (BQY)

BlackRock EcoSolutions Investment Trust (BQR)

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Global Opportunities Equity Trust (BOE)

BlackRock Health Sciences Trust (BME)

BlackRock International Growth and Income Trust (BGY)

BlackRock Real Asset Equity Trust (BCF)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Utility and Infrastructure Trust (BUI)

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Section 19(a) Notices

BlackRock Dividend Income Trust’s (BQY), BlackRock EcoSolutions Investment Trust’s (BQR), BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Global Opportunities Equity Trust’s (BOE), BlackRock Health Sciences Trust’s (BME), BlackRock International Growth and Income Trust’s (BGY), BlackRock Real Asset Equity Trust’s (BCF), BlackRock Resources & Commodities Strategy Trust’s (BCX) and BlackRock Utility and Infrastructure Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

October 31, 2014

	Total Cumulative Distributions for the Fiscal Year					% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BQY*	$0.253142	$0.011898	$0.584969	$0.146791	$0.996800	26%	1%	59%	14%	100%
BQR*	$0.071912	—	—	$0.665838	$0.737750	10%	0%	0%	90%	100%
BGR*	$0.261111	$0.698068	$2.946380	$0.349441	$4.255000	6%	16%	70%	8%	100%
CII*	$0.556866	—	—	$0.743134	$1.300000	43%	0%	0%	57%	100%
BDJ*	$0.166587	—	—	$0.440213	$0.606800	27%	0%	0%	73%	100%
BOE*	$0.139501	—	—	$1.211049	$1.350550	10%	0%	0%	90%	100%
BME	$0.019391	$1.965344	$1.786309	$0.067281	$3.838325	1%	51%	46%	2%	100%
BGY*	$0.105355	—	—	$0.622195	$0.727550	14%	0%	0%	86%	100%
BCF*	$0.112816	—	—	$0.644784	$0.757600	15%	0%	0%	85%	100%
BCX*	$0.236046	—	—	$0.765954	$1.002000	24%	0%	0%	76%	100%
BUI*	$0.488428	—	$0.516716	$0.566356	$1.571500	31%	0%	33%	36%	100%

*	Certain Trusts estimate they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for each Trust, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis as of October 31, 2014:

Exchange Symbol	Amount Per Common Share
BQY	$0.0767
BQR	$0.0500
BGR	$0.1350
CII	$0.1000
BDJ	$0.0467
BOE	$0.1039
BME	$0.1650
BGY	$0.0560
BCF	$0.0583
BCX	$0.0771
BUI	$0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan without prior notice if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

2	ANNUAL REPORT	OCTOBER 31, 2014

ANNUAL REPORT	OCTOBER 31, 2014	3

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.29	5.21
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR TRUST REPORT

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance distribution yield and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty will elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust will be obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received will increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts will realize gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty will result in a sale below the current market value and will result in a gain or loss being realized by the Trust; and writing covered call options limits the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference will reduce the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions will be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders. Such distributions are reported as distributions in excess of net investment income.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital or as distributions in excess of net investment income for income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option will expire and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

ANNUAL REPORT	OCTOBER 31, 2014	5

Trust Summary as of October 31, 2014	BlackRock Dividend Income Trust

Trust Overview

BlackRock Dividend Income Trust’s (BQY) (the “Trust”) investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities of issuers that pay above-average dividends and have the potential for capital appreciation. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities that pay dividends. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

On July 30, 2014, the Boards of the Trust and BlackRock Enhanced Equity Dividend Trust (“BDJ”) approved the reorganization of the Trust with and into BDJ, with BDJ continuing as the surviving fund after the reorganization. At a special meeting of shareholders on November 10, 2014, the shareholders of the Trust approved the reorganization of the Trust with and into BDJ. The reorganization was completed on December 8, 2014.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 10.75% based on market price and 9.01% based on NAV. For the same period, the MSCI World Value Index returned 7.75%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Relative to the benchmark index, the Trust’s stock selection in consumer discretionary and financials made the largest contributions to relative performance during the 12-month period. Within consumer discretionary, non-benchmark holding The Walt Disney Co. posted healthy gains buoyed by the strong performance of its film studio, theme park and ESPN divisions. Within the financials sector, the fund benefited by avoiding lagging stocks within the benchmark. An underweight and stock selection in financials also contributed to returns. In particular, an underweight in banks held in the benchmark, especially Standard Chartered PLC and HSBC Holdings PLC – ADR proved additive during the period.

•

A combination of stock selection and an underweight to information technology (“IT”), especially Oracle Corp. Japan and Hewlett-Packard Company, detracted from relative return. The Trust’s underweight to IT has been driven by a preference for larger-cap, mature technology companies with prospects for long-term earnings and dividend growth. In health care, the Trust’s overweight to Bristol-Myers Squibb Co. detracted from performance. Relative weakness for Bristol-Myers Squibb can be attributed to concerns over delays in its development pipeline and increasing immuno-oncology (“I/O”) competition. The investment advisor’s view was that the potential of I/O drugs is enormous, and that Bristol-Myers Squibb has the strongest clinical I/O pipeline, which gives the firm multiple opportunities for market share gain.

•

Also during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy detracted from both relative and absolute performance during the period.

Describe recent portfolio activity.

•

While the Trust has typically maintained an overweight in consumer staples due to the sector’s healthy balance sheets, stable earnings and consistent dividend streams, its allocation there was reduced over the period due to concerns regarding valuations and the potential for slowing earnings and dividend growth. Within financials, while the sector remains an underweight relative to the benchmark, the Trust has increased its allocation given the sector’s improved fundamentals, the potential for dividend growth as well as attractive valuations.

Describe Trust positioning at period end.

•

During the period, the Trust sought opportunities in sectors and industries that are likely to benefit from the slowly improving economy and the higher – but not exceedingly high – interest rate environment that the investment advisor believes is unfolding. The Trust had increased exposure to U.S. financial companies, select IT names, and industrials, where the investment advisor sees the strongest fundamentals, the greatest potential for dividend growth and the most attractive valuations. The Trust had eliminated and/or reduced certain positions within consumer staples, telecommunication services and utilities, where valuations had moved higher and dividend growth potential is viewed as limited. As of period end, the Trust’s largest sector allocations on an absolute basis were in financials, consumer staples, health care, industrials and energy. The Trust remained positioned in high quality stocks with a special emphasis on providing relative protection and growth of income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Dividend Income Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”) MKT	BQY
Initial Offering Date	May 28, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($13.18)[1]	6.98%
Current Monthly Distribution per Common Share[2,3]	$0.0767
Current Annualized Distribution per Common Share[2]	$0.9204

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$13.18	$12.84	2.65%	$13.59	$11.75
Net Asset Value	$14.57	$14.42	1.04%	$14.98	$13.66

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

Exxon Mobil Corp.	3%
The Walt Disney Co.	3
Bristol-Myers Squibb Co.	2
Altria Group, Inc.	2
Chevron Corp.	2
Microsoft Corp.	2
3M Co.	2
Emerson Electric Co.	2
The Home Depot, Inc.	2
Johnson & Johnson	2

Sector Allocation	10/31/14	10/31/13
Financials	24%	20%
Consumer Staples	12	14
Health Care	12	11
Industrials	11	12
Energy	9	11
Information Technology	8	7
Consumer Discretionary	8	8
Utilities	7	7
Materials	5	4
Telecommunication Services	4	6

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2014	7

Trust Summary as of October 31, 2014	BlackRock EcoSolutions Investment Trust

Trust Overview

BlackRock EcoSolutions Investment Trust’s (BQR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy (e.g., products, technologies and services connected to the efficient use of energy or the provision or manufacture of alternative forms of energy), Water Resources and Agriculture business segments. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

On July 30, 2014, the Boards of the Trust, BlackRock Real Asset Equity Trust (“BCF”) and BlackRock Resources & Commodities Strategy Trust (“BCX”) approved the reorganizations of the Trust and BCF with and into BCX, with BCX continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on November 10, 2014, the shareholders of the Trust, BCF and BCX approved the reorganizations of the Trust and BCF with and into BCX. The reorganization was completed on December 8, 2014.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 5.74% based on market price and 5.55% based on NAV. For the same period, the closed-end Lipper Utility Funds category posted an average return of 17.46% based on market price and 16.22% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s position in the global agricultural products company Syngenta AG detracted from absolute performance. The company announced disappointing results, reflecting lower-than-expected sales in South America that resulted from a delayed product launch. The Trust’s holding in BrasilAgro - Cia. Brasileira de Propriedades Agricolas also detracted from performance, as investors became concerned about the potential impact of weak soybean prices on the Brazilian farmland market. The integrated solar power products manufacturer Trina Solar Ltd. was another notable detractor. The stock performed well in 2013 due to the stabilization in solar prices, but it has experienced some profit taking in 2014. In addition, it was negatively impacted by the U.S. Department of Commerce’s announcement of higher-than- expected anti-dumping tariffs against solar products made in China and Taiwan.

•

The continuation of favorable weather conditions and larger-than-expected stock reports pointed towards a bumper harvest and put downward pressure on the prices of crop prices in the latter half of the period. Certain companies, including many in the agribusiness and livestock industries, benefited from this environment. The Trust’s positions in the agribusiness companies Archer-Daniels-Midland Co. (“ADM”) and Bunge Ltd., as well as its holdings in animal protein stocks BRF SA and Tyson Foods, Inc. were among the top performers during the period. ADM finalized the acquisition of WILD Flavors. This acquisition is an example of ADM’s strategy of seeking to deploy capital in high-growth, high-margin businesses that enhance its geographic diversification and may be less subject to volatility in commodity prices.

•

Within the Trust’s water segment, Tianjin Capital Environmental Protection Co. Ltd. and American States Water Co. were among the notable contributors to 12-month results. Tianjin’s performance was aided by rhetoric from the Chinese government that pointed toward increased political support for environmental protection companies. The company has increased dividends each calendar year since 1954.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy detracted from performance during the period.

•	The Trust held an above-average cash balance during the period, which did not have a material impact on performance.

Describe recent portfolio activity.

•

During the period, the Trust added to its animal protein exposure based on the strong profit outlook for companies in the industry. Crop price weakness, which has coincided with a period of price strength for livestock commodities, has been a positive for animal protein companies given that crops are a key input cost.

•

In the new-energy segment of the portfolio, the Trust reduced its exposure to renewable energy technology companies and increased its position in the energy efficiency industry based on its relative valuation. In the water segment, the Trust initiated a position in the industrial conglomerate Danaher Corp.

Describe portfolio positioning at period end.

•	As of period end, the Trust continued to hold large allocations to both the agriculture and water segments, with a more modest emphasis on the new-energy segment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock EcoSolutions Investment Trust

Trust Information

Symbol on NYSE	BQR
Initial Offering Date	September 28, 2007
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($7.65)[1]	7.84%
Current Monthly Distribution per Common Share[2,3]	$0.05
Current Annualized Distribution per Common Share[2]	$0.60

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$7.65	$7.93	(3.53)%	$8.59	$6.92
Net Asset Value	$8.82	$9.16	(3.71)%	$9.44	$8.34

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

Monsanto Co.	5%
Archer-Daniels-Midland Co.	4
Potash Corp. of Saskatchewan, Inc.	4
Bunge Ltd.	4
Tyson Foods, Inc., Class A	4
Severn Trent PLC	3
Syngenta AG	3
Ingredion, Inc.	3
CF Industries Holdings, Inc.	3
The Mosaic Co.	3

Industry Allocation	10/31/14	10/31/13
Chemicals	24%	20%
Food Products	21	13
Water Utilities	18	26
Machinery	7	12
Other[4]	30	29

[4]

Other includes a 5% holding or less in each of the following industries; Electric Utilities, Electrical Equipment, Oil, Gas & Consumable Fuels, Real Estate Investment Trusts (REITs), Multi-Utilities, Commercial Services & Supplies, Construction & Engineering, Electronic Equipment, Instruments & Components, Biotechnology, Auto Components, Independent Power Producers & Energy Traders, Semiconductors & Semiconductor Equipment, Road & Rail, Real Estate Management & Development, Building Products, Paper & Forest Products, Food & Staples Retailing, Industrial Conglomerates, Independent Power and Renewable Electricity Producers.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2014	9

Trust Summary as of October 31, 2014	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions. During the period, the Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 4.73% based on market price and (2.36)% based on NAV. For the same period, the closed-end Lipper Natural Resources Funds category posted an average return of 11.02% based on market price and 9.05% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The price of oil fell sharply during the 12-month period. Global growth expectations weakened, as evidenced by the International Monetary Fund’s reduction of its global economic growth forecast to 3.3% from 3.7% at the start of 2014. The resulting decrease in the demand for oil came at a time of strong supply growth, which pressured prices. During September 2014, OPEC crude oil output rose to its highest level since the summer of 2013 due in part to Libya’s continued recovery and increased flows from Iraq.

•

In this environment, the Trust’s positions in the North American stocks Noble Energy, Inc. and Encana Corp. weighed on returns. Both stocks lost ground on concerns that lower oil prices will affect their pace of growth. Noble Energy was the Trust’s largest detractor, as the market became wary of the company’s natural gas exposure in Israel once the conflict in Gaza escalated. The company also reduced guidance during the third quarter of 2014, attributing this development to third-party infrastructure bottlenecks in the United States. The Trust’s position in the global exploration & production company Cairn Energy PLC also detracted from performance. The company came under scrutiny from the Indian tax authorities as a result of the initial public offering of its Indian subsidiary, Cairn India, in 2006.

•

The Trust’s holdings in large-cap integrated oil & gas companies such as Royal Dutch Shell PLC, Exxon Mobil Corp. and BP PLC bolstered absolute performance. Integrated companies performed well as a group, as the market responded positively to the better-than-expected results, improving free cash flow profiles and attractive valuations of companies in the industry. Additionally, integrated companies typically have lower sensitivity to oil price moves than the wider energy sector due to their size, stronger financial position and diversified operations.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy did not have a material impact on performance during the period.

Describe recent portfolio activity.

•

During the period, the Trust increased its exposure to the integrated oil & gas industry, where relative price-to-book ratios fell to multi-decade lows. Within this industry, the Trust initiated a position in Total SA and notably increased its exposure to Royal Dutch Shell PLC, which appointed a new CEO in January 2014 and increased its focus on capital discipline. The Fund also initiated a position in the shale gas producer Southwestern Energy Co.

Describe portfolio positioning at period end.

•

As of period end, the Trust held its largest allocations in the oil & gas exploration & production and integrated oil & gas sub-industries, and it held smaller allocations to oil services, distribution and refining & marketing stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Energy and Resources Trust

Trust Information

Symbol on NYSE	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($23.78)[1]	6.81%
Current Monthly Distribution per Common Share[2,3]	$0.135
Current Annualized Distribution per Common Share[2]	$1.620

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$23.78	$26.82	(11.33)%	$27.30	$20.77
Net Asset Value	$24.90	$30.12	(17.33)%	$30.28	$23.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

Chevron Corp.	11%
Royal Dutch Shell PLC, Class A — ADR	11
Exxon Mobil Corp.	10
ConocoPhillips	6
Schlumberger Ltd.	5
Anadarko Petroleum Corp.	5
Total SA	5
Marathon Oil Corp.	3
Devon Energy Corp.	3
EOG Resources, Inc.	3

Industry Allocation	10/31/14	10/31/13
Oil, Gas & Consumable Fuels	91%	83%
Energy Equipment & Services	9	17

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2014	11

Trust Summary as of October 31, 2014	BlackRock Enhanced Capital and Income Fund, Inc.

Trust Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity and debt securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions. During the period, the Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 20.43% based on market price and 10.49% based on NAV. For the same period, the benchmark S&P 500® Value Index returned 14.96%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust underperformed the benchmark index due to stock selection in the financials, consumer staples and information technology (“IT”) sectors. Notable individual detractors from performance included Samsung Electronics Co. Ltd. (semiconductors), which underperformed due to declining sales in handsets and uncertainty surrounding company management. Shares of European retailer Metro AG (consumer staples) were pressured on concerns over the company’s exposure to Russia, which came under sanctions as the geopolitical standoff continued between Russia and Ukraine. Lastly, exposure to Japan Airlines Co. Ltd. (industrials) detracted, as a weakening yen provided a headwind for results and the stock declined over the 12-month period despite the company’s industry-lowest cost structure, lack of debt and strong cash flow.

•

Contributing positively to performance was an underweight in the energy sector, which significantly trailed the broader market. With respect to individual positions, standout contributors to performance included top holdings consumer electronics firm Apple Inc. (IT), fertilizer company CF Industries Holdings, Inc. (materials), managed health care provider UnitedHealth Group, Inc. (health care) and online travel provider Expedia, Inc. (consumer discretionary). CF Industries Holdings, Inc. posted strong gains as the company, under new leadership, announced steps to unlock shareholder value by focusing on its cost-advantaged nitrogen business and enhanced balance sheet management. Expedia shares benefited as the company produced strong earnings against an improving backdrop for online travel service.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy generated net gains during the period.

Describe recent portfolio activity.

•

The Trust’s sector weightings are generally a result of individual stock selection. Within this context, the Trust increased exposure to the consumer discretionary sector, adding Sinclair Broadcasting Group, Inc. and Nexstar Broadcasting Group, Inc., and building a significant position in online travel provider Orbitz Worldwide, Inc. Additionally, the Trust increased exposure to airlines within the industrials sector through the purchase of United Continental Holdings, Inc. Conversely, the Trust took advantage of strong performance to exit positions in larger capitalization, more defensive holdings such as Unilever NV, General Electric Co., General Mills, Inc. and Kimberly-Clark Corp. Within energy, exposure to large integrated oil & gas companies Exxon Mobil Corp. and Chevron Corp. was eliminated on concerns over the ability of both companies to replace reserves.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Value Index, the Trust ended the period with its most significant overweights in consumer discretionary and IT. Conversely, the Trust was significantly underweight in more defensive sectors, including utilities and consumer staples, due to valuation concerns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Enhanced Capital and Income Fund, Inc.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($14.89)[1]	8.06%
Current Monthly Distribution per Common Share[2,3]	$0.10
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$14.89	$13.52	10.13%	$15.49	$13.15
Net Asset Value	$15.47	$15.31	1.05%	$16.07	$14.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

UnitedHealth Group, Inc.	5%
Apple, Inc.	5
Japan Airlines Co. Ltd.	5
Sinclair Broadcast Group, Inc., Class A	4
American International Group, Inc.	4
Orbitz Worldwide, Inc.	4
Suncor Energy, Inc.	3
CF Industries Holdings, Inc.	3
FNF Group	3
Pfizer, Inc.	3

Sector Allocation	10/31/14	10/31/13
Financials	21%	18%
Information Technology	20	20
Consumer Discretionary	19	11
Health Care	15	14
Industrials	8	7
Energy	7	13
Materials	4	5
Consumer Staples	3	6
Telecommunication Services	3	6

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2014	13

Trust Summary as of October 31, 2014	BlackRock Enhanced Equity Dividend Trust

Trust Overview

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On July 30, 2014, the Boards of the Trust and BlackRock Dividend Income Trust (“BQY”) approved the reorganization of BQY with and into the Trust, with the Trust continuing as the surviving fund after the reorganization. At a special meeting of shareholders on November 10, 2014, the shareholders of BQY approved the reorganization of BQY with and into the Trust. The reorganization was completed on December 8, 2014. During the period, the Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 16.42% based on market price and 11.40% based on NAV. For the same period, the Russell 1000® Value Index returned 16.46%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Relative to the benchmark index, the largest contributors to performance came from stock selection in the industrials and consumer discretionary sectors. Within industrials, the non-benchmark holding Union Pacific Corp. continued to post strong gains, driven by healthy revenue growth and a recovering domestic economy.

•

In addition, the Trust’s overweight positions in defense contractors Raytheon Co., Northrup Grumman Corp. and Lockheed Martin Corp. posted gains based on renewed geopolitical uncertainty. Within consumer discretionary, an underweight to automobiles – specifically a lack of holdings in Ford Motor Co. and General Motors Co. – and an overweight to non-benchmark positions The Home Depot, Inc. and Comcast Corp., Special Class A shares added to relative performance.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. During the period, the Trust’s option writing strategy detracted from absolute performance while contributing to relative performance.

•	The largest detractors from relative performance were stock selection in consumer staples and a combination of stock selection and an underweight in the information technology and health care sectors.

•

The Trust’s positions in non-benchmark companies Philip Morris International, Inc. and British beverage firm Diageo PLC were the largest individual detractors for the 12-month period. Philip Morris International, Inc. suffered from concerns related to emerging market weakness and foreign exchange. Ultimately, the investment advisor believes that the company’s global scale and strong brand loyalty will result in solid pricing and market share gains for its products. Within health care, an underweight to health care providers & services and an overweight to Bristol-Myers Squibb Co. detracted from returns. Relative weakness for Bristol-Myers Squibb can be attributed to concerns over delays in its development pipeline and increasing immuno-oncology (“I/O”) competition. The investment advisor’s view was that the potential of I/O drugs is enormous, and that Bristol-Myers Squibb has the strongest clinical I/O pipeline, which gives the firm multiple opportunities for market share gain.

Describe recent portfolio activity.

•

During the 12-month period, overall portfolio turnover was low. In addition, while the Trust has typically maintained an overweight in consumer staples due to the sector’s healthy balance sheets, stable earnings and consistent dividend streams, its allocation there was reduced over the period due to concerns regarding valuations and the potential for slowing earnings and dividend growth. Within financials, while the sector remains an underweight relative to the benchmark, the Trust has increased its allocation given the sector’s improved fundamentals, the potential for dividend growth as well as attractive valuations. The Trust also increased exposure to select information technology names as well as to industrials, where the investment advisor saw the strongest fundamentals, the greatest potential for dividend growth and the most attractive valuations. Lastly, the Trust reduced its exposure to telecommunication services, and to utilities, where valuations had moved higher and the investment advisor viewed dividend growth potential as limited.

Describe portfolio positioning at period end.

•

During the period, the Trust sought opportunities in sectors and industries that are likely to benefit from the slowly improving economy and the higher – but not exceedingly high – interest rate environment that the investment advisor believes is unfolding. As of the end of the period, the Trust’s largest sector allocations on an absolute basis were in financials, industrials, energy, health care and consumer discretionary. The Trust remained positioned in high quality stocks with a special emphasis on providing relative protection and growth of income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Enhanced Equity Dividend Trust

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($ 8.35)[1]	6.71%
Current Monthly Distribution per Common Share[2],3	$0.0467
Current Annualized Distribution per Common Share[2]	$0.5604

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$8.35	$7.72	8.16%	$8.47	$7.27
Net Asset Value	$9.19	$8.88	3.49%	$9.36	$8.57

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

Wells Fargo & Co.	4%
JPMorgan Chase & Co.	3
Comcast Corp., Special Class A	3
General Electric Co.	3
The Home Depot, Inc.	3
Merck & Co., Inc.	2
Raytheon Co.	2
Microsoft Corp.	2
Chevron Corp.	2
Exxon Mobil Corp.	2

Sector Allocation	10/31/14	10/31/13
Financials	27%	21%
Industrials	15	13
Energy	10	14
Health Care	10	9
Consumer Discretionary	10	9
Consumer Staples	8	12
Information Technology	7	5
Utilities	6	6
Materials	5	7
Telecommunication Services	2	4

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2014	15

Trust Summary as of October 31, 2014	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives. During the period, the Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 4.09% based on market price and 2.10% based on NAV. For the same period, the MSCI All Country World Index posted a return of 7.77%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

An overweight position in Europe was the primary cause of the Trust’s underperformance relative to the benchmark, as holdings within the financials and consumer discretionary sectors were negatively impacted by weaker-than-expected economic growth. In particular, positions in diversified banks within financials and movies & entertainment within consumer discretionary underperformed. Recent actions by the European Central Bank (“ECB”), and the potential for additional ECB steps such as a government bond purchase program, support the outlook for growth and for the Trust’s holdings of European financial and consumer discretionary companies.

•

Stock selection in materials was the largest relative contributor to performance, while an underweight in the sector also contributed. In particular, positioning in the specialty chemicals segment benefited from lower input costs because of the ongoing development of U.S. shale gas and oil resources. An overweight in health care also contributed, as the sector benefited from a positive outlook for new products and increased investor optimism regarding the long-term prospects for the group.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy generated net gains during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust reduced exposure to more cyclical sectors such as industrials and consumer discretionary. The proceeds were used to increase exposure to more defensive companies in the health care sector and to U.S. financial companies positioned to benefit from an accelerating U.S. economy. Regionally, the Trust reduced its exposure to developed Europe and Japan, using the proceeds to add to its holdings in the United States and emerging Asia.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Trust ended the period overweight in the United States and Europe, and underweight in emerging markets and Japan. From a sector perspective, the Trust was most notably overweight in health care and financials, while the most significant underweights were in utilities and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Global Opportunities Equity Trust

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($ 14.00)[1]	8.91%
Current Monthly Distribution per Common Share[2,3]	$0.1039
Current Annualized Distribution per Common Share[2]	$1.2468

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

The monthly distribution per common share, declared on December 8, 2014, was decreased to $0.097 per share. The current distribution rate on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$14.00	$14.74	(5.02)%	$15.25	$12.52
Net Asset Value	$15.54	$16.68	(6.83)%	$17.27	$14.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

Apple, Inc.	3%
JPMorgan Chase & Co.	2
Chevron Corp.	2
Anheuser-Busch InBev NV	2
Merck & Co., Inc.	1
Comcast Corp., Class A	1
The Hartford Financial Services Group, Inc.	1
Novartis AG	1
AIA Group Ltd.	1
Naspers Ltd., N Shares	1

Geographic Allocation	10/31/14	10/31/13
United States	57%	44%
United Kingdom	7	10
Japan	5	8
France	4	8
China	3	2
Germany	3	2
Other[4]	21	26

[4]	Other includes a 2% holding or less in each of the following countries;
Switzerland, India, Spain, Hong Kong, Sweden, Belgium, South Africa, Canada, Ireland, Indonesia, Italy, Panama, Greece, Peru, South Korea, Mexico, Brazil, New Zealand, Taiwan, Russia, Netherlands and Thailand, Australia.

ANNUAL REPORT	OCTOBER 31, 2014	17

Trust Summary as of October 31, 2014	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions. During the period, the Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 36.99% based on market price and 28.00% based on NAV. For the same period, the Russell 3000® Healthcare Index returned 29.60%. All returns reflect reinvestment of dividends and/or distributions. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

All segments of the health care sector contributed to relative performance during the 12-month period. Favorable clinical developments, mergers and acquisitions (M&A) and/or the reporting of strong underlying financial results drove the positive performance. The biotechnology industry was the largest contributor, as several Trust holdings performed well on the strength of clinical developments. Two of the largest individual contributors were Puma Biotechnology, Inc. and InterMune, Inc., which received positive clinical data on a breast cancer drug and a pulmonary fibrosis treatment, respectively. InterMune also received an acquisition bid from Roche AG. The Trust also benefitted from M&A in the health care equipment & supplies industry, as Covidien PLC and CareFusion Corp. received acquisition offers. In addition, the life sciences tools & services company Illumina, Inc. and the health care equipment company Edwards LifeSciences Corp. both reported solid financial results. Similarly, a position in the health care facilities company HCA Holdings, Inc. also reported good results due in part to changes associated with the Affordable Care Act. Lastly, strong relative performance in the pharmaceutical industry was led by the Trust’s underweight positions in several large benchmark components that lagged during the period, including Pfizer, Inc. and Johnson & Johnson.

•

In a period of strong performance, only a few elements of the Trust’s positioning detracted from its return. The largest detractors were the Trust’s underweight allocation to the managed health care industry, as well as its positions in several non-U.S. pharmaceutical stocks.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy modestly detracted from performance.

Describe recent portfolio activity.

•

During the 12-month period, the Trust’s allocations were generally in line with their allocations at the end of the prior fiscal year. The Trust slightly increased its allocations in the health care providers & services and medical devices & supplies industries, while it marginally decreased exposure in the biotechnology and pharmaceutical industries. These allocations were the byproduct of the Trust’s bottom-up, fundamental investment process.

Describe portfolio positioning at period end.

•

The Trust continues to focus on identifying innovative companies. Accordingly, its three largest allocations at period end were to the biotechnology, medical devices & supplies and pharmaceuticals industries, where uptrends in the innovation cycle have supported positive secular growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Health Sciences Trust

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($41.37)[1]	4.79%
Current Monthly Distribution per Common Share[2,3]	$0.165
Current Annualized Distribution per Common Share[2]	$1.980

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$41.37	$33.56	23.27%	$41.50	$32.25
Net Asset Value	$40.22	$34.92	15.18%	$40.22	$33.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

Celgene Corp.	3%
AbbVie, Inc.	3
Alexion Pharmaceuticals, Inc.	3
Amgen, Inc.	3
Biogen Idec, Inc.	3
Merck & Co., Inc.	3
Johnson & Johnson	3
UnitedHealth Group, Inc.	3
Novartis AG	3
McKesson Corp.	2

Industry Allocation	10/31/14	10/31/13
Pharmaceuticals	34%	35%
Biotechnology	28	32
Health Care Equipment & Supplies	18	16
Health Care Providers & Services	14	11
Life Sciences Tools & Services	4	4
Other[4]	2	2

[4]	Other includes a 1% holding or less in each of the following industries; Health Care Technology, Chemicals and Diversified Consumer Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2014	19

Trust Summary as of October 31, 2014	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives. During the period, the Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned (2.29)% based on market price and (4.49)% based on NAV. For the same period, the MSCI All Country World Index ex-US returned 0.06%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

An overweight position in Europe was the primary cause of the Trust’s underperformance relative to the benchmark, as holdings within the financials and industrials sectors were negatively impacted by weaker-than-expected economic growth. In particular, positions in diversified banks within financials and electrical components & equipment companies within industrials underperformed. Recent actions by the European Central Bank (“ECB”), and the potential for additional ECB steps such as a government bond purchase program, support the outlook for growth and for the Trust’s holdings of European financial and industrial companies.

•

Stock selection in health care was the largest relative contributor to performance. In particular, positioning in the pharmaceuticals segment within Europe benefited from a positive outlook for new products and increased investor optimism over the long-term prospects for the group. An underweight in materials also contributed to performance, as the sector significantly underperformed over concerns around the impact of prolonged overinvestment in the space on profit margins and weakening commodity demand from China on top-line growth.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy generated net gains during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust reduced exposure to more cyclical sectors such as industrials and materials, and used the proceeds to increase exposure to more defensive companies in the health care and consumer staples sectors. Regionally, the Trust reduced exposure to developed Europe, using the proceeds to add to holdings in developed Americas, emerging Asia, and Japan.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index ex-U.S., the Trust ended the period overweight in Europe and developed Americas, and underweight Asia ex-Japan and emerging Americas. From a sector perspective, the Trust was most notably overweight in health care and consumer discretionary, while the most significant underweights were in materials and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock International Growth and Income Trust

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($7.26)[1]	9.26%
Current Monthly Distribution per Common Share[2,3]	$0.056
Current Annualized Distribution per Common Share[2]	$0.672

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

The monthly distribution per common share, declared on December 8, 2014, was decreased to $0.049 per share. The current distribution rate on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$7.26	$8.14	(10.81)%	$8.40	$6.51
Net Asset Value	$7.89	$9.05	(12.82)%	$9.41	$7.47

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

Roche Holding AG	5%
Novartis AG	4
Baidu, Inc. — ADR	3
Anheuser-Busch InBev NV	3
Imperial Tobacco Group PLC	2
AstraZeneca PLC	2
Teva Pharmaceutical Industries Ltd. — ADR	2
Actelion Ltd.	2
Qunar Cayman Islands Ltd. — ADR	2
Liberty Global PLC, Class A	2

Geographic Allocation	10/31/14	10/31/13
United Kingdom	17%	20%
Japan	13	10
Switzerland	10	9
China	8	3
Ireland	5	4
Canada	5	1
France	5	15
Other[4]	37	38

[4]	Other includes a 4% holding or less in each of the following countries;
United States, Germany, India, Hong Kong, Netherlands, Italy, Belgium, Spain, Israel, Taiwan, Sweden, South Africa, Indonesia, Panama, Mexico, New Zealand, Peru, Denmark, South Korea, Norway and Greece.

ANNUAL REPORT	OCTOBER 31, 2014	21

Trust Summary as of October 31, 2014	BlackRock Real Asset Equity Trust

Trust Overview

BlackRock Real Asset Equity Trust’s (BCF) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

On July 30, 2014, the Boards of the Trust, BlackRock EcoSolutions Investment Trust (“BQR”) and BlackRock Resources & Commodities Strategy Trust (“BCX”) approved the reorganizations of the Trust and BQR with and into BCX, with BCX continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on November 10, 2014, the shareholders of the Trust, BQR and BCX approved the reorganizations of the Trust and BQR with and into BCX. The reorganization was completed on December 8, 2014.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned (4.37)% based on market price and (1.10)% based on NAV. For the same period, the closed-end Lipper Natural Resources Funds category posted an average return of 11.02% based on market price and 9.05% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s exposure to Teck Resources, Ltd., a global metals & mining company, detracted from absolute performance. The spot price of metallurgical coal (which is used to produce steel) fell sharply during the period, putting pressure on results for the company as well as those of other suppliers.

•

From the beginning of September, 2014 to the end of October, 2014 the spot oil price fell significantly due to a combination of slowing demand growth and increased supply. The alleviation of supply disruptions in Libya and the continued growth of North American supply, coming in a seasonally weak period of demand, contributed to the weakness in oil prices. In this environment, shares of Canadian Oil Sands Ltd., a Canadian exploration & production company, sold off sharply and detracted from the Trust’s performance.

•

MeadWestvaco Corp., a paper & forest products company, was among the largest contributors to absolute returns during the period. The company’s packaging material business benefited from the improving global growth environment and greater operational efficiencies. In addition, an activist shareholder placed pressure on the company to implement cost-cutting and divest from its non-core businesses. The market responded well to this news, and the stock price rose.

•

Weyerhaeuser, a timber real estate investment trust (REIT), also generated robust absolute returns during the period. The company benefited from stronger performance from its wood products manufacturing business, and it reported favorable results across all of its business lines. The company also completed the much-anticipated spin-off of its home-building unit and increased its dividend.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy generated a net gain during the period.

Describe recent portfolio activity.

•

The Trust rotated its fertilizer exposure during the period, initiating a position in CF Industries Holdings Inc. and reducing exposure to Agrium Inc. The Trust also trimmed some of its exposure to U.S. natural gas producers following their strong performance earlier in the year, and it exited BP PLC, the Europe-listed integrated energy company. In the metals & mining sector, the Trust continued to build its nickel exposure based on improving industry fundamentals.

Describe portfolio positioning at period end.

•	The energy sector was the Trust’s largest allocation as of period end, while the remaining exposure was divided broadly between metals & mining and basic materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Real Asset Equity Trust

Trust Information

Symbol on NYSE	BCF
Initial Offering Date	September 29, 2006
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($ 8.00)[1]	8.75%
Current Monthly Distribution per Common Share[2,3]	$0.0583
Current Annualized Distribution per Common Share[2]	$0.6996

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$8.00	$9.12	(12.28)%	$9.53	$7.45
Net Asset Value	$9.29	$10.24	(9.28)%	$10.84	$8.98

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

Chevron Corp.	6%
Exxon Mobil Corp.	6
EI du Pont de Nemours & Co.	5
ConocoPhillips	4
Royal Dutch Shell PLC, Class A — ADR	4
Monsanto Co.	4
Praxair, Inc.	4
BHP Billiton PLC	4
Rio Tinto PLC	4
International Paper Co.	3

Industry Allocation	10/31/14	10/31/13
Oil, Gas & Consumable Fuels	37%	30%
Chemicals	28	15
Metal & Mining	26	36
Paper & Forest Products	3	4
Real Estate Investment Trusts (REITs)	3	2
Energy Equipment & Services	3	6
Machinery	—	4
Containers & Packaging	—	3

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2014	23

Trust Summary as of October 31, 2014	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

On July 30, 2014, the Boards of the Trust, BlackRock Real Asset Equity Trust (“BCF”) and BlackRock EcoSolutions Investment Trust (“BQR”) approved the reorganizations of BCF and BQR with and into the Trust, with the Trust continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on November 10, 2014, the shareholders of the Trust, BCF and BQR approved the reorganizations of BCF and BQR with and into the Trust. The reorganization was completed on December 8, 2014. During the period, the Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 0.58% based on market price and 0.61% based on NAV. For the same period, the closed-end Lipper Natural Resources Funds category posted an average return of 11.02% based on market price and 9.05% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s holding in Cairn Energy PLC, a global oil & gas exploration & production company, was among the largest detractors from performance. Cairn Energy came under scrutiny from Indian tax authorities due to a matter relating to the 2006 initial public offering of the company’s Indian subsidiary, Cairn India. However, the Bharatiya Janata Party’s (BJP) victory in the Indian elections helped the stock recover somewhat as it is believed the BJP’s pro-business economic policies may help resolve the investigation. The Trust retained its position in Cairn Energy based on the company’s strong asset base.

•

The Trust’s position in the copper producer Freeport-McMoRan, Inc. also weighed on returns. The metals & mining sector suffered extreme headwinds late in the period, as supply continued to grow while demand fell short of expectations. The resulting decline in the price of copper, coupled with uncertainty regarding the company’s Indonesian operating contract, caused the stock to sell off.

•

The Trust’s position in Ultra Petroleum Corp. was among the largest contributors to absolute performance during the period. The stock moved higher after reporting strong earnings for the full year 2013 and the first quarter of 2014. These positive results stemmed largely from the exceptionally cold winter in North America, which caused gas prices to trend higher in the first half of the period. The company also benefited from the strong supply growth from its unconventional onshore U.S. assets.

•

The major integrated oil & gas companies Exxon Mobil Corp. and Royal Dutch Shell PLC were also notable contributors to absolute performance, as both reported robust earnings during the period. In addition, they outperformed the broader energy sector during the sharp downturn in oil prices in September and October. Both companies typically have lower sensitivity to oil price moves than the wider energy space due to their size, stronger financial position and the diversified nature of their operations.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy generated a net gain during the period.

Describe recent portfolio activity.

•

During the period, the Trust added to its position in the fertilizer producer CF Industries Holdings, Inc. and initiated a position in Tyson Foods, Inc., which increased the Trust’s animal protein exposure. The Trust also initiated a position in lumber producer Canfor Corp., as a favorable supply of feedstock materials and a possible pick-up in construction demand improved the out-look for lumber producers. In addition, the Trust trimmed some of its exposure to onshore U.S. natural gas companies following their strong performance early in the period.

Describe portfolio positioning at period end.

•

The energy sector was the Trust’s largest allocation as of period end, while the remaining exposure was divided broadly between metals & mining and agriculture-related stocks. This positioning reflects the relative outlooks and valuations for each of these segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

24	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Resources & Commodities Strategy Trust

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($ 10.78)[1]	8.58%
Current Monthly Distribution per Common Share[2,3]	$0.0771
Current Annualized Distribution per Common Share[2]	$0.9252

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$10.78	$11.68	(7.71)%	$12.53	$10.08
Net Asset Value	$12.50	$13.54	(7.68)%	$14.37	$12.02

Market Price and Net Asset Value History Since Inception

[4]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

Exxon Mobil Corp.	7%
Chevron Corp.	7
BHP Billiton Ltd. - ADR	5
ConocoPhillips	4
Royal Dutch Shell PLC, Class A - ADR	4
Monsanto Co.	4
Rio Tinto PLC - ADR	3
Freeport-McMoRan, Inc.	3
Archer-Daniels-Midland Co.	3
BP PLC - ADR	3

Industry Allocation	10/31/14	10/31/13
Oil, Gas & Consumable Fuels	44%	52%
Metals & Mining	23	21
Food Products	15	6
Chemicals	13	15
Paper & Forest Products	2	—
Real Estate Investment Trusts (REITS)	2	1
Food & Staples Retailing	1	—
Machinery	—	5

For Trust compliance purposes, the Trust industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2014	25

Trust Summary as of October 31, 2014	BlackRock Utility and Infrastructure Trust

Trust Overview

BlackRock Utility and Infrastructure Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to seek total return performance and enhance distributions. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives. During the period, the Board of the Trust approved a change of the fiscal year of the Trust from October 31st to December 31st.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 18.29% based on market price and 16.94% based on NAV. For the same period, the closed-end Lipper Utility Funds category posted an average return of 17.46% based on market price and 16.22% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The most significant contributions to the Trust’s performance during the period came from holdings in oil, gas and consumable fuels. In particular, Phillips 66 Partners LP posted very strong gains as the company has displayed impressive growth since its 2013 initial public offering. In addition, natural gas producer EQT Midstream Partners LP and energy distributor MPLX LP both performed well. The Trust also benefited from performance within its electric utility positions, led by NextEra Energy, Inc. and NRG Yield, Inc., Class A, as the utility industry has been one of the strongest categories over the 12-month period.

•

Conversely, the Trust’s exposure to the renewable electricity sub-industry detracted from returns, in particular positions in TerraForm Power, Inc. and Brazil-based Tractebel Energia S.A. Fraport AG Frankfurt Airport Services Worldwide, a German-based air transportation hub, detracted from returns, as airline pilot strikes caused the company’s third-quarter earnings to underperform analyst estimates and there were fears that the spread of the Ebola virus could hurt the broader airline industry.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy detracted from absolute performance.

Describe recent portfolio activity.

•

The Trust’s weighting in European-based companies had been increased during mid- to late 2013 based on signs of fundamental improvements in Europe and the prospect of an end to the Continent’s recession. However, as recent developments suggested that Europe is once again slowing, the Trust has modestly reduced the weighting. The Trust eliminated nearly all of its direct investments in Brazil given the political environment in that country and the uncertainty this has caused for the utility sector. Asia/Pacific exposure has remained fairly small, though the Trust continues to search for opportunities in the region. The Trust has sought to take advantage of opportunities in the U.S. market, and has participated in several Master Limited Partnership (“MLP”) opportunities that raised the weighting in energy. Also in the U.S. market, the Trust made several “yield co” purchases. (A yield co is a publicly traded company that is formed to own operating assets that are intended to produce reliable cash flows.)

Describe Trust positioning at period end.

•

At period end, the utilities sector accounted for approximately half of the Trust’s assets, with holdings concentrated in U.S. electric and multi-utilities. The Trust’s second largest exposure was to MLPs, where the Trust continued to find attractive fundamentals and healthy dividend yields. The investment advisor remains mindful of the potential for rising interest rates in the United States and the changing environment that companies operate within. Therefore, the Trust was positioned for diversification across multiple geographic and regulatory environments to help offset this risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

26	ANNUAL REPORT	OCTOBER 31, 2014

Trust Summary as of October 31, 2014	BlackRock Utility and Infrastructure Trust

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($20.02)[1]	7.25%
Current Monthly Distribution per Common Share[2,3]	$0.121
Current Annualized Distribution per Common Share[2]	$1.452

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

On June 5, 2014, the Board of the Trustees approved a change to the frequency of regular Trust distributions from quarterly to monthly. Please see Note 2 of the Notes to Financial Statements for additional information.

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$20.02	$18.36	9.04%	$21.05	$16.91
Net Asset Value	$22.40	$20.78	7.80%	$22.95	$19.97

Market Price and Net Asset Value History Since Inception

[4]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/14

Shell Midstream Partners LP	4%
NextEra Energy, Inc.	4
American Tower Corp.	4
National Grid PLC	4
CMS Energy Corp.	3
Duke Energy Corp.	3
Dominion Midstream Partners LP	3
Dominion Resources, Inc.	3
Atlantia SpA	3
American Water Works Co., Inc.	3

Industry Allocation	10/31/14	10/31/13
Oil, Gas & Consumable Fuels	29%	22%
Multi-Utilities	21	20
Electric Utilities	21	17
Transportation Infrastructure	12	13
Other[5]	17	28

[5]

Other includes a 7% holding or less in each of the following industries; Diversified Telecommunication Services, Construction & Engineering, Real Estate Investment Trust (REITs), Water Utilities, Independent Power and Renewable Electricity Producers, Media, Gas Utilities, Machinery and Wireless Telecommunication Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2014	27

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower distributions paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014	BlackRock Dividend Income Trust (BQY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.3%
Honeywell International, Inc. (a)	11,500	$1,105,380
Lockheed Martin Corp. (a)	4,330	825,168
United Technologies Corp. (a)	9,400	1,005,800

		2,936,348
Banks — 9.8%
Australia & New Zealand Banking Group Ltd.	18,000	532,632
Bank of America Corp. (a)	80,300	1,377,948
The Bank of Nova Scotia	11,700	716,502
Hang Seng Bank Ltd.	17,500	296,526
HSBC Holdings PLC — ADR	24,100	1,229,582
M&T Bank Corp. (a)	4,500	549,810
National Australia Bank Ltd.	32,000	989,948
U.S. Bancorp. (a)	22,600	962,760
United Overseas Bank Ltd.	18,310	328,036
Wells Fargo & Co. (a)	30,500	1,619,245

		8,602,989
Beverages — 1.5%
The Coca-Cola Co.	10,800	452,304
PepsiCo, Inc. (a)	7,500	721,275
Treasury Wine Estates Ltd.	35,566	145,215

		1,318,794
Capital Markets — 2.2%
The Goldman Sachs Group, Inc. (a)	2,600	493,974
Morgan Stanley (a)	27,500	961,125
T Rowe Price Group, Inc.	5,700	467,913

		1,923,012
Chemicals — 2.7%
BASF SE	9,600	848,257
PPG Industries, Inc. (a)	5,800	1,181,402
Solvay SA	2,300	313,995

		2,343,654
Communications Equipment — 0.8%
QUALCOMM, Inc. (a)	8,600	675,186
Construction & Engineering — 0.8%
Vinci SA	12,100	690,646
Consumer Finance — 0.7%
American Express Co. (a)	6,600	593,670
Distributors — 0.7%
Genuine Parts Co. (a)	6,100	592,188
Diversified Financial Services — 0.8%
CME Group, Inc. (a)	8,700	729,147
Diversified Telecommunication Services — 3.5%
Frontier Communications Corp.	194,800	1,273,992
TeliaSonera AB	53,400	369,783
Verizon Communications, Inc. (a)	29,200	1,467,300

		3,111,075

Common Stocks	Shares	Value
Electric Utilities — 3.3%
Duke Energy Corp. (a)	5,200	$427,180
NextEra Energy, Inc.	15,400	1,543,388
SSE PLC	35,000	897,081

		2,867,649
Electrical Equipment — 2.0%
Emerson Electric Co. (a)	26,800	1,716,808
Food & Staples Retailing — 0.8%
Wal-Mart Stores, Inc. (a)	8,714	664,617
Food Products — 2.8%
General Mills, Inc. (a)	8,400	436,464
Kraft Foods Group, Inc. (a)	9,933	559,724
Mondelez International, Inc., Class A (a)	29,200	1,029,592
Nestle SA	5,700	418,005

		2,443,785
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories	11,100	483,849
Hotels, Restaurants & Leisure — 1.4%
McDonald’s Corp. (a)	12,900	1,209,117
Household Products — 1.9%
The Procter & Gamble Co.	18,900	1,649,403
Industrial Conglomerates — 4.8%
3M Co. (a)	11,200	1,722,224
General Electric Co. (a)	53,800	1,388,578
Hopewell Holdings Ltd.	85,684	304,075
Keppel Corp. Ltd.	53,800	394,527
Siemens AG — ADR	3,700	417,138

		4,226,542
Insurance — 6.1%
Aflac, Inc. (a)	7,100	424,083
Allianz SE	3,600	572,479
The Chubb Corp.	8,500	844,560
Cincinnati Financial Corp. (a)	11,400	575,358
MetLife, Inc. (a)	24,800	1,345,152
Prudential Financial, Inc. (a)	15,000	1,328,100
Zurich Insurance Group AG	976	295,366

		5,385,098
IT Services — 1.2%
Automatic Data Processing, Inc.	13,400	1,095,852
Leisure Products — 0.3%
Mattel, Inc. (a)	9,655	299,981
Media — 2.6%
The Walt Disney Co. (a)	25,500	2,330,190
Metals & Mining — 0.9%
BHP Billiton Ltd. — ADR (a)	8,012	476,233

Portfolio Abbreviations
ADR	American Depositary Receipt	GBP	British Pound	REIT	Real Estate Investment Trust
AUD	Australian Dollar	GDR	Global Depositary Receipts	SEK	Swedish Krona
BRL	Brazil Real	HKD	Hong Kong Dollar	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwan Dollar
CHF	Swiss Franc	KRW	Korean Won	USD	U.S. Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	29

Schedule of Investments (continued)	BlackRock Dividend Income Trust (BQY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining (concluded)
BHP Billiton PLC	10,650	$275,159

		751,392
Multi-Utilities — 4.0%
Ameren Corp. (a)	22,300	944,182
Dominion Resources, Inc.	23,500	1,675,550
Sempra Energy	4,800	528,000
Wisconsin Energy Corp. (a)	8,300	412,178

		3,559,910
Oil, Gas & Consumable Fuels — 9.4%
Chevron Corp.	16,300	1,955,185
Enbridge, Inc.	13,400	634,064
Exxon Mobil Corp. (a)	27,000	2,611,170
Santos Ltd.	66,600	763,189
Suncor Energy, Inc.	3,450	122,505
Total SA — ADR (a)	28,000	1,676,920
TransCanada Corp. (a)	10,700	527,381

		8,290,414
Paper & Forest Products — 1.1%
International Paper Co.	18,900	956,718
Pharmaceuticals — 11.0%
AbbVie, Inc. (a)	10,287	652,813
AstraZeneca PLC	17,700	1,292,951
Bristol-Myers Squibb Co. (a)	34,300	1,995,917
GlaxoSmithKline PLC	32,425	733,255
Johnson & Johnson (a)	15,700	1,692,146
Merck & Co., Inc. (a)	17,500	1,013,950
Pfizer, Inc. (a)	50,200	1,503,490
Sanofi	3,400	308,516
Takeda Pharmaceutical Co. Ltd.	10,800	468,162

		9,661,200
Real Estate Investment Trusts (REITs) — 3.5%
Equity Residential (a)	10,800	751,248
HCP, Inc. (a)	12,000	527,640
Health Care REIT, Inc. (a)	10,700	760,877
Keppel REIT	15,824	15,038
Liberty Property Trust	7,200	250,344
Ventas, Inc. (a)	11,213	768,203

		3,073,350
Road & Rail — 0.4%
CSX Corp.	10,600	377,678
Semiconductors & Semiconductor Equipment — 2.6%
Intel Corp. (a)	41,900	1,425,019
Microchip Technology, Inc.	19,500	840,645

		2,265,664

Common Stocks	Shares	Value
Software — 3.0%
Microsoft Corp. (a)	41,500	$1,948,425
Oracle Corp. Japan	8,900	344,548
SAP SE — ADR (a)	5,450	371,309

		2,664,282
Specialty Retail — 2.9%
Hennes & Mauritz AB, B Shares	21,500	857,839
The Home Depot, Inc. (a)	17,400	1,696,848

		2,554,687
Technology Hardware, Storage & Peripherals — 0.5%
Canon, Inc. — ADR	3,700	114,774
Ricoh Co. Ltd.	32,000	330,475

		445,249
Thrifts & Mortgage Finance — 0.3%
Hudson City Bancorp, Inc.	25,800	248,970
Tobacco — 5.1%
Altria Group, Inc. (a)	40,500	1,957,770
British American Tobacco PLC	17,300	980,518
Philip Morris International, Inc. (a)	7,900	703,179
Reynolds American, Inc. (a)	12,800	805,248

		4,446,715
Transportation Infrastructure — 0.0%
Hopewell Highway Infrastructure Ltd.	4,284	2,066
Total Long-Term Investments (Cost — $77,020,463) — 99.2%		87,187,895

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (b)(c)	2,508,806	2,508,806
Total Short-Term Securities (Cost — $2,508,806) — 2.8%		2,508,806
Total Investments Before Options Written (Cost — $79,529,269) — 102.0%		89,696,701

Options Written
(Premiums Received — $516,301) — (1.3)%		(1,120,101)
Total Investments Net of Options Written — 100.7%		88,576,600
Liabilities in Excess of Other Assets — (0.7)%		(648,372)

Net Assets — 100.0%		$87,928,228

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Represents the current yield as of report date.

(c)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2013	Net Activity	Shares Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,708,345	(1,199,539)	2,508,806	$1,366
BlackRock Liquidity Series, LLC Money Market Series.	—	—	—	$10

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Dividend Income Trust (BQY)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Bristol-Myers Squibb Co.	Call	USD	52.00	11/07/14	26	$(15,405)
Philip Morris International, Inc.	Call	USD	86.00	11/07/14	20	(5,770)
BHP Billiton Ltd. — ADR	Call	USD	67.50	11/22/14	12	(72)
Duke Energy Corp.	Call	USD	77.50	11/22/14	10	(4,550)
Equity Residential	Call	USD	67.50	11/22/14	43	(9,568)
Mattel, Inc.	Call	USD	31.00	11/22/14	10	(625)
Total SA — ADR	Call	USD	67.50	11/22/14	42	(420)
Bank of America Corp.	Call	USD	17.00	12/05/14	245	(11,025)
HCP, Inc.	Call	USD	43.37	12/05/14	48	(3,652)
Intel Corp.	Call	USD	33.50	12/05/14	100	(11,300)
Pfizer, Inc.	Call	USD	29.50	12/05/14	200	(12,100)
Ameren Corp.	Call	USD	41.05	12/08/14	89	(12,776)
Cincinnati Financial Corp.	Call	USD	48.85	12/08/14	46	(8,454)
Emerson Electric Co.	Call	USD	62.75	12/08/14	54	(10,596)
The Goldman Sachs Group, Inc.	Call	USD	180.05	12/08/14	11	(11,334)
QUALCOMM, Inc.	Call	USD	76.05	12/09/14	34	(11,165)
Wisconsin Energy Corp.	Call	USD	48.95	12/09/14	17	(1,846)
Reynolds American, Inc.	Call	USD	58.05	12/10/14	51	(25,652)
General Mills, Inc.	Call	USD	50.00	12/11/14	34	(7,785)
AbbVie, Inc.	Call	USD	55.75	12/12/14	41	(31,949)
Verizon Communications, Inc.	Call	USD	50.50	12/12/14	21	(1,564)
3M Co.	Call	USD	150.00	12/20/14	44	(23,430)
Aflac, Inc.	Call	USD	62.50	12/20/14	28	(616)
Altria Group, Inc.	Call	USD	48.00	12/20/14	53	(5,989)
American Express Co.	Call	USD	87.50	12/20/14	13	(4,810)
Bank of America Corp.	Call	USD	17.00	12/20/14	77	(4,196)
Bristol-Myers Squibb Co.	Call	USD	52.50	12/20/14	44	(26,510)
Bristol-Myers Squibb Co.	Call	USD	55.00	12/20/14	67	(27,135)
CME Group, Inc.	Call	USD	82.50	12/20/14	34	(9,010)
Duke Energy Corp.	Call	USD	82.50	12/20/14	10	(1,275)
Emerson Electric Co.	Call	USD	62.50	12/20/14	53	(12,455)
Exxon Mobil Corp.	Call	USD	95.00	12/20/14	108	(30,780)
General Electric Co.	Call	USD	26.00	12/20/14	215	(8,922)
Genuine Parts Co.	Call	USD	95.00	12/20/14	24	(7,920)
Health Care REIT, Inc.	Call	USD	65.00	12/20/14	42	(25,200)
The Home Depot, Inc.	Call	USD	97.50	12/20/14	69	(18,112)
Honeywell International, Inc.	Call	USD	90.00	12/20/14	23	(15,065)
Honeywell International, Inc.	Call	USD	95.00	12/20/14	23	(6,279)
Intel Corp.	Call	USD	34.00	12/20/14	67	(6,734)
Johnson & Johnson	Call	USD	100.00	12/20/14	31	(24,025)
Johnson & Johnson	Call	USD	105.00	12/20/14	31	(10,618)
Kraft Foods Group, Inc.	Call	USD	57.50	12/20/14	39	(2,437)
Lockheed Martin Corp.	Call	USD	185.00	12/20/14	17	(12,750)
M&T Bank Corp.	Call	USD	120.00	12/20/14	18	(6,480)
McDonald’s Corp.	Call	USD	95.00	12/20/14	13	(1,254)
Merck & Co., Inc.	Call	USD	57.50	12/20/14	70	(13,020)
MetLife, Inc.	Call	USD	52.50	12/20/14	88	(21,032)
Microsoft Corp.	Call	USD	47.00	12/20/14	166	(16,019)
Mondelez International, Inc., Class A	Call	USD	36.00	12/20/14	78	(5,265)
Morgan Stanley	Call	USD	34.00	12/20/14	42	(6,951)
Morgan Stanley	Call	USD	36.00	12/20/14	68	(4,148)
PepsiCo, Inc.	Call	USD	95.00	12/20/14	30	(6,780)
Philip Morris International, Inc.	Call	USD	90.00	12/20/14	11	(1,204)
PPG Industries, Inc.	Call	USD	200.00	12/20/14	23	(18,860)
Prudential Financial, Inc.	Call	USD	85.00	12/20/14	24	(12,000)
Prudential Financial, Inc.	Call	USD	87.50	12/20/14	36	(11,700)
SAP SE — ADR	Call	USD	72.50	12/20/14	21	(945)
TransCanada Corp.	Call	CAD	58.00	12/20/14	42	(3,149)
U.S. Bancorp.	Call	USD	41.00	12/20/14	90	(17,820)
United Technologies Corp.	Call	USD	105.00	12/20/14	37	(12,580)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	31

Schedule of Investments (continued)	BlackRock Dividend Income Trust (BQY)

Exchange-traded options written as of October 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Ventas, Inc.	Call	USD	70.00	12/20/14	22	$(1,375)
Verizon Communications, Inc.	Call	USD	50.00	12/20/14	95	(10,450)
Wal-Mart Stores, Inc.	Call	USD	75.00	12/20/14	11	(2,337)
Wal-Mart Stores, Inc.	Call	USD	77.50	12/20/14	23	(1,817)
The Walt Disney Co.	Call	USD	90.00	12/20/14	102	(30,957)
Wells Fargo & Co.	Call	USD	50.00	12/20/14	71	(22,188)
Wells Fargo & Co.	Call	USD	52.50	12/20/14	51	(6,044)
Total						$(716,251)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
NextEra Energy, Inc.	Deutsche Bank AG	Call	USD	98.61	11/06/14	2,000	$(3,694)
Automatic Data Processing, Inc.	Citibank N.A.	Call	USD	75.86	12/08/14	5,300	(33,181)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	52.20	12/08/14	5,300	(9,054)
Hennes & Mauritz AB, B Shares	UBS AG	Call	SEK	288.01	12/08/14	8,600	(11,676)
Liberty Property Trust	Citibank N.A.	Call	USD	33.37	12/08/14	2,800	(4,729)
MetLife, Inc.	Deutsche Bank AG	Call	USD	50.90	12/08/14	1,100	(3,672)
Mondelez International, Inc., Class A	Deutsche Bank AG	Call	USD	34.45	12/08/14	3,800	(5,218)
NextEra Energy, Inc.	Citibank N.A.	Call	USD	96.75	12/08/14	4,100	(15,162)
Oracle Corp. Japan	Goldman Sachs International	Call	JPY	4,257.38	12/08/14	3,500	(6,053)
Santos Ltd.	Goldman Sachs International	Call	AUD	13.20	12/08/14	27,000	(6,750)
Abbott Laboratories	Credit Suisse International	Call	USD	41.15	12/09/14	4,400	(11,616)
Altria Group, Inc.	Citibank N.A.	Call	USD	46.31	12/09/14	10,900	(23,657)
American Express Co.	Goldman Sachs International	Call	USD	83.86	12/09/14	1,300	(8,389)
Australia & New Zealand Banking Group Ltd.	Goldman Sachs International	Call	AUD	33.26	12/09/14	7,200	(2,955)
The Chubb Corp.	Credit Suisse International	Call	USD	98.00	12/09/14	1,700	(3,701)
The Chubb Corp.	Morgan Stanley & Co. International PLC	Call	USD	93.48	12/09/14	1,700	(10,088)
The Coca-Cola Co.	Citibank N.A.	Call	USD	41.25	12/09/14	2,200	(2,031)
CSX Corp.	Morgan Stanley & Co. International PLC	Call	USD	34.52	12/09/14	4,200	(6,690)
The Procter & Gamble Co.	Citibank N.A.	Call	USD	83.68	12/09/14	3,200	(12,868)
The Procter & Gamble Co.	UBS AG	Call	USD	86.50	12/09/14	4,300	(7,696)
Sanofi	Morgan Stanley & Co. International PLC	Call	EUR	71.86	12/09/14	1,400	(4,487)
Takeda Pharmaceutical Co. Ltd.	Goldman Sachs International	Call	JPY	4,674.28	12/09/14	4,300	(8,961)
Treasury Wine Estates Ltd.	Citibank N.A.	Call	AUD	4.72	12/09/14	14,200	(1,505)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	47.59	12/09/14	400	(828)
AstraZeneca PLC	UBS AG	Call	GBP	43.29	12/10/14	7,000	(34,763)
BASF SE	Deutsche Bank AG	Call	EUR	67.29	12/10/14	3,800	(19,021)
British American Tobacco PLC	UBS AG	Call	GBP	34.22	12/10/14	7,000	(17,121)
Dominion Resources, Inc.	Morgan Stanley & Co. International PLC	Call	USD	68.92	12/10/14	9,400	(23,523)
GlaxoSmithKline PLC	Goldman Sachs International	Call	GBP	13.44	12/10/14	13,000	(14,428)
International Paper Co.	Citibank N.A.	Call	USD	50.62	12/10/14	7,500	(12,084)
TeliaSonera AB	UBS AG	Call	SEK	48.82	12/10/14	21,300	(7,470)
Zurich Insurance Group AG	UBS AG	Call	CHF	285.73	12/10/14	390	(3,427)
Allianz SE	UBS AG	Call	EUR	124.53	12/11/14	1,400	(7,275)
BHP Billiton PLC	UBS AG	Call	GBP	16.67	12/11/14	4,300	(1,812)
Hang Seng Bank Ltd.	BNP Paribas S.A.	Call	HKD	131.30	12/11/14	7,000	(1,893)
Hopewell Holdings Ltd.	Goldman Sachs International	Call	HKD	27.55	12/11/14	34,000	(1,779)
Keppel REIT	Morgan Stanley & Co. International PLC	Call	SGD	1.21	12/11/14	6,000	(93)
National Australia Bank Ltd.	UBS AG	Call	AUD	34.95	12/11/14	12,800	(3,431)
Nestle SA	Bank of America N.A.	Call	CHF	69.55	12/11/14	2,300	(3,926)
Ricoh Co. Ltd.	Goldman Sachs International	Call	JPY	1,096.89	12/11/14	12,800	(8,826)
Solvay SA	Morgan Stanley & Co. International PLC	Call	EUR	111.56	12/11/14	920	(2,434)
SSE PLC	Bank of America N.A.	Call	GBP	15.71	12/11/14	14,000	(11,586)
United Overseas Bank Ltd.	UBS AG	Call	SGD	21.84	12/11/14	7,000	(6,862)
Ventas, Inc.	Credit Suisse International	Call	USD	67.76	12/11/14	2,200	(3,539)
Vinci SA	UBS AG	Call	EUR	44.62	12/11/14	4,800	(9,774)
Sempra Energy	UBS AG	Call	USD	112.14	12/15/14	1,900	(3,167)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	49.72	12/16/14	1,200	(955)
Total							$(403,850)

See Notes to Financial Statements.

32	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Dividend Income Trust (BQY)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$2,936,348	—	—	$2,936,348
Banks	6,455,847	$2,147,142	—	8,602,989
Beverages	1,173,579	145,215	—	1,318,794
Capital Markets	1,923,012	—	—	1,923,012
Chemicals	1,181,402	1,162,252	—	2,343,654
Communications Equipment	675,186	—	—	675,186
Construction & Engineering	—	690,646	—	690,646
Consumer Finance	593,670	—	—	593,670
Distributors	592,188	—	—	592,188
Diversified Financial Services	729,147	—	—	729,147
Diversified Telecommunication Services	2,741,292	369,783	—	3,111,075
Electric Utilities	1,970,568	897,081	—	2,867,649
Electrical Equipment	1,716,808	—	—	1,716,808
Food & Staples Retailing	664,617	—	—	664,617
Food Products	2,025,780	418,005	—	2,443,785
Health Care Equipment & Supplies	483,849	—	—	483,849
Hotels, Restaurants & Leisure	1,209,117	—	—	1,209,117
Household Products	1,649,403	—	—	1,649,403
Industrial Conglomerates	3,527,940	698,602	—	4,226,542
Insurance	4,517,253	867,845	—	5,385,098
IT Services	1,095,852	—	—	1,095,852
Leisure Products	299,981	—	—	299,981
Media	2,330,190	—	—	2,330,190
Metals & Mining	476,233	275,159	—	751,392
Multi-Utilities	3,559,910	—	—	3,559,910
Oil, Gas & Consumable Fuels	7,527,225	763,189	—	8,290,414
Paper & Forest Products	956,718	—	—	956,718
Pharmaceuticals	6,858,316	2,802,884	—	9,661,200
Real Estate Investment Trusts (REITs)	3,058,312	15,038	—	3,073,350
Road & Rail	377,678	—	—	377,678
Semiconductors & Semiconductor Equipment	2,265,664	—	—	2,265,664
Software	2,319,734	344,548	—	2,664,282
Specialty Retail	1,696,848	857,839	—	2,554,687
Technology Hardware, Storage & Peripherals	114,774	330,475	—	445,249
Thrifts & Mortgage Finance	248,970	—	—	248,970
Tobacco	3,466,197	980,518	—	4,446,715
Transportation Infrastructure	—	2,066	—	2,066
Short-Term Securities	2,508,806	—	—	2,508,806
Total	$75,928,414	$13,768,287	—	$89,696,701

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	33

Schedule of Investments (concluded)	BlackRock Dividend Income Trust (BQY)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(591,043)	$(529,058)	—	$(1,120,101)
[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,837	—	—	$4,837
Foreign currency at value	24,227	—	—	24,227
Total	$29,064	—	—	$29,064

There were no transfers between levels during the year ended October 31, 2014.

See Notes to Financial Statements.

34	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets

Common Stocks	Shares	Value
Auto Components — 1.0%
Johnson Controls, Inc. (a)	23,200	$1,096,200
Building Products — 0.4%
Kingspan Group PLC	31,800	497,330
Chemicals — 23.4%
Air Liquide SA	4,730	570,985
CF Industries Holdings, Inc. (a)	13,000	3,380,000
Johnson Matthey PLC	17,304	826,117
Linde AG	2,900	535,210
Monsanto Co. (a)	44,700	5,142,288
The Mosaic Co.	71,000	3,146,010
Novozymes A/S, B Shares	27,900	1,291,957
Potash Corp. of Saskatchewan, Inc. (a)	131,000	4,476,270
Syngenta AG	11,600	3,587,388
Umicore SA	5,400	211,942
Uralkali OJSC — GDR	116,000	2,075,452
Wacker Chemie AG	5,600	678,601

		25,922,220
Commercial Services & Supplies — 1.7%
Covanta Holding Corp. (a)	9,900	218,493
Tetra Tech, Inc. (a)	63,500	1,702,435

		1,920,928
Construction & Engineering — 0.3%
Quanta Services, Inc. (a)(b)	11,200	381,696
Electric Utilities — 2.3%
Fortum OYJ	16,900	391,941
ITC Holdings Corp.	29,300	1,160,573
NextEra Energy, Inc. (c)	10,100	1,012,222

		2,564,736
Electrical Equipment — 3.2%
ABB Ltd.	25,400	557,242
Eaton Corp. PLC (a)	8,700	594,993
Gamesa Corp. Tecnologica SA (b)	29,200	288,292
Regal-Beloit Corp.	11,300	801,961
Schneider Electric SE	10,700	843,011
Vestas Wind Systems A/S (b)	13,933	465,014

		3,550,513
Electronic Equipment, Instruments & Components — 0.5%
Azbil Corp.	9,800	236,332
Itron, Inc. (a)(b)	6,800	264,724

		501,056
Food & Staples Retailing — 3.1%
The Andersons, Inc. (a)	35,000	2,230,550
Total Produce PLC	990,000	1,215,805

		3,446,355
Food Products — 19.9%
Archer-Daniels-Midland Co. (a)	97,200	4,568,400
BrasilAgro — Co. Brasileira de Propriedades Agricolas	120,600	337,285
BRF SA — ADR (a)	52,000	1,354,600
Bunge Ltd.	49,000	4,343,850
First Resources Ltd.	970,000	1,570,483
Ingredion, Inc.	44,700	3,453,075
Origin Enterprises PLC (b)	30,000	296,996
Select Harvests Ltd.	130,000	719,578
Tyson Foods, Inc., Class A	96,000	3,873,600
WH Group Ltd. (b)	2,000,000	1,307,518
Wynnstay Group PLC	24,600	215,258

		22,040,643

Common Stocks	Shares	Value
Independent Power and Renewable Electricity Producers — 2.1%
China Longyuan Power Group Corp. Ltd., Class H	488,000	$520,397
EDP Renovaveis SA	119,300	775,646
Enel Green Power SpA	223,400	549,178
Greenko Group PLC (b)	59,000	134,719
Ormat Technologies, Inc. (a)	11,000	318,450

		2,298,390
Industrial Conglomerates — 3.1%
Danaher Corp. (a)	16,800	1,350,720
Roper Industries, Inc. (a)	12,840	2,032,572

		3,383,292
Machinery — 6.3%
IDEX Corp. (a)	9,150	685,427
Pall Corp. (a)	9,300	850,206
Pentair PLC	23,960	1,606,518
Watts Water Technologies, Inc., Class A	27,300	1,655,199
Xylem, Inc.	59,500	2,163,420

		6,960,770
Multi-Utilities — 3.2%
Hera SpA	361,600	952,267
National Grid PLC	33,700	500,105
Veolia Environnement SA	126,000	2,092,709

		3,545,081
Oil, Gas & Consumable Fuels — 1.7%
AltaGas Ltd. (a)	15,500	639,501
Oil Search Ltd.	71,100	545,175
Sasol Ltd.	10,100	504,346
Veresen, Inc.	12,000	188,350

		1,877,372
Paper & Forest Products — 2.5%
Canfor Corp. (a)(b)	45,000	1,047,691
Interfor Corp. (b)	110,000	1,672,863
Precious Woods Holding AG (b)	20,000	58,099

		2,778,653
Real Estate Investment Trusts (REITs) — 2.6%
Weyerhaeuser Co. (a)	85,000	2,878,100
Semiconductors & Semiconductor Equipment — 1.1%
Aixtron SE (b)	7,600	92,731
SMA Solar Technology AG (b)(d)	2,600	64,743
Trina Solar Ltd. — ADR (b)	64,800	684,288
Veeco Instruments, Inc. (b)	11,200	403,088

		1,244,850
Water Utilities — 17.5%
American States Water Co.	75,800	2,712,124
American Water Works Co., Inc.	51,600	2,753,892
Aqua America, Inc.	116,525	3,052,955
California Water Service Group	86,200	2,243,786
Pennon Group PLC	215,200	2,871,685
Severn Trent PLC	113,500	3,627,843
United Utilities Group PLC	158,381	2,171,118

		19,433,403
Total Common Stocks — 95.9%		106,321,588

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	35

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets

Preferred Stocks	Shares	Value
Food Products — 0.5%
Tyson Foods, Inc., 0.00% (b)	11,094	$556,475
Total Long-Term Investments (Cost — $ 95,876,825) — 96.4%		106,878,063

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)	6,046,389	6,046,389
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.19% (e)(f)(g)	$26	26,416
Total Short-Term Securities (Cost — $ 6,072,805) — 5.5%		6,072,805

Value
Total Investments Before Options Written (Cost — $101,949,630) — 101.9%	$112,950,868

Options Written
(Premiums Received — $991,502) — (1.6)%	(1,785,981)
Total Investments Net of Options Written — 100.3%	111,164,887
Liabilities in Excess of Other Assets — (0.3)%	(356,962)

Net Assets — 100.0%	$110,807,925

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Security, or a portion of security, is on loan.

(e)	Represents the current yield as of report date.

(f)	Investments in issuers considered to be affiliates of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2013	Net Activity	Shares/ Beneficial Interest Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	7,688,865	(1,642,476)	6,046,389	$2,223
BlackRock Liquidity Series, LLC Money Market Series	—	$26,416	$26,416	$1,486

(g)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease.

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Roper Industries, Inc.	Call	USD	150.05	11/14/14	29	$(24,925)
AltaGas Ltd.	Call	CAD	54.00	11/22/14	35	(279)
BRF SA — ADR	Call	USD	25.00	11/22/14	70	(9,975)
Canfor Corp.	Call	CAD	27.00	11/22/14	90	(2,595)
CF Industries Holdings, Inc.	Call	USD	290.00	11/22/14	45	(5,199)
Danaher Corp.	Call	USD	75.00	11/22/14	76	(42,560)
Itron, Inc.	Call	USD	40.00	11/22/14	30	(3,975)
Covanta Holding Corp.	Call	USD	21.35	11/26/14	45	(4,089)
IDEX Corp.	Call	USD	71.00	12/09/14	41	(17,374)
Ormat Technologies, Inc.	Call	USD	28.15	12/09/14	49	(5,510)
Johnson Controls, Inc.	Call	USD	41.75	12/10/14	104	(57,587)
Monsanto Co.	Call	USD	114.05	12/10/14	201	(55,098)
Quanta Services, Inc.	Call	USD	33.55	12/10/14	50	(7,343)
Tetra Tech, Inc.	Call	USD	25.05	12/10/14	285	(55,856)
BRF SA — ADR	Call	USD	26.50	12/15/14	70	(6,671)

See Notes to Financial Statements.

36	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)

Exchange-traded options written as of October 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
AltaGas Ltd.	Call	CAD	46.00	12/20/14	34	$(5,279)
The Andersons, Inc.	Call	USD	60.00	12/20/14	34	(17,850)
The Andersons, Inc.	Call	USD	65.00	12/20/14	90	(20,250)
Archer-Daniels-Midland Co.	Call	USD	47.00	12/20/14	401	(55,739)
BRF SA — ADR	Call	USD	25.00	12/20/14	94	(16,685)
Canfor Corp.	Call	CAD	25.00	12/20/14	112	(17,142)
Eaton Corp. PLC	Call	USD	67.50	12/20/14	40	(8,600)
Pall Corp.	Call	USD	90.00	12/20/14	42	(15,330)
Potash Corp. of Saskatchewan, Inc.	Call	USD	34.00	12/20/14	438	(47,304)
Potash Corp. of Saskatchewan, Inc.	Call	USD	35.00	12/20/14	57	(3,477)
Roper Industries, Inc.	Call	USD	150.00	12/20/14	29	(27,260)
Weyerhaeuser Co.	Call	USD	34.00	12/20/14	315	(22,050)
Total						$(556,002)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
EDP Renovaveis SA	Bank of America N.A.	Call	EUR	5.52	11/03/14	33,400	$(6)
American States Water Co.	Morgan Stanley & Co. International PLC	Call	USD	33.10	11/06/14	17,100	(45,850)
NextEra Energy, Inc.	Deutsche Bank AG	Call	USD	98.61	11/06/14	900	(1,662)
National Grid PLC	Goldman Sachs International	Call	GBP	9.06	11/07/14	15,000	(5,399)
American Water Works Co., Inc.	UBS AG	Call	USD	48.31	11/10/14	5,800	(29,348)
Novozymes A/S, B Shares	Morgan Stanley & Co. International PLC	Call	DKK	260.92	11/10/14	12,500	(31,344)
Umicore SA	Morgan Stanley & Co. International PLC	Call	EUR	36.25	11/10/14	2,400	(1)
Wacker Chemie AG	Deutsche Bank AG	Call	EUR	97.46	11/10/14	2,500	(8,799)
Azbil Corp.	Citibank N.A.	Call	JPY	2,665.97	11/11/14	4,400	(2,534)
Oil Search Ltd.	Morgan Stanley & Co. International PLC	Call	AUD	8.51	11/11/14	16,000	(3,529)
Select Harvests Ltd.	UBS AG	Call	AUD	6.30	11/11/14	12,500	(1,087)
ITC Holdings Corp.	Citibank N.A.	Call	USD	36.13	11/12/14	2,000	(6,955)
Ingredion, Inc.	Citibank N.A.	Call	USD	76.71	11/17/14	20,100	(33,412)
Xylem, Inc.	Credit Suisse International	Call	USD	35.76	11/17/14	26,700	(28,698)
EDP Renovaveis SA	Goldman Sachs International	Call	EUR	5.70	11/18/14	32,500	(215)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	48.69	11/19/14	2,800	(13,114)
ITC Holdings Corp.	Bank of America N.A.	Call	USD	35.70	11/20/14	3,600	(14,087)
Interfor Corp.	Deutsche Bank AG	Call	CAD	16.48	11/25/14	2,900	(2,482)
Total Produce PLC	Bank of America N.A.	Call	EUR	0.98	11/25/14	210,000	(7,071)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	50.85	12/08/14	5,700	(14,344)
The Andersons, Inc.	Citibank N.A.	Call	USD	61.09	12/08/14	3,350	(13,945)
Aqua America, Inc.	Credit Suisse International	Call	USD	24.29	12/08/14	18,000	(34,200)
Interfor Corp.	Morgan Stanley & Co. International PLC	Call	CAD	16.70	12/08/14	46,600	(39,698)
NextEra Energy, Inc.	Citibank N.A.	Call	USD	96.75	12/08/14	3,600	(13,313)
Severn Trent PLC	Goldman Sachs International	Call	GBP	19.25	12/08/14	25,500	(29,998)
Total Produce PLC	Goldman Sachs International	Call	EUR	0.98	12/08/14	34,000	(1,398)
Archer-Daniels-Midland Co.	UBS AG	Call	USD	45.71	12/09/14	3,600	(7,199)
CF Industries Holdings, Inc.	UBS AG	Call	USD	265.81	12/09/14	1,300	(8,623)
Potash Corp. of Saskatchewan, Inc.	Morgan Stanley & Co. International PLC	Call	USD	34.76	12/09/14	49,400	(28,908)
Tyson Foods, Inc., Class A	UBS AG	Call	USD	38.61	12/09/14	32,200	(84,713)
Bunge Ltd.	Morgan Stanley & Co. International PLC	Call	USD	82.82	12/10/14	22,000	(128,260)
Trina Solar Ltd. — ADR	Credit Suisse International	Call	USD	10.81	12/10/14	29,100	(24,470)
Uralkali OJSC — GDR	UBS AG	Call	USD	17.56	12/10/14	20,000	(18,803)
Weyerhaeuser Co.	Morgan Stanley & Co. International PLC	Call	USD	32.73	12/10/14	6,700	(9,530)
American States Water Co.	Deutsche Bank AG	Call	USD	33.50	12/11/14	17,100	(38,988)
California Water Service Group	Goldman Sachs International	Call	USD	24.59	12/11/14	24,100	(36,628)
First Resources Ltd.	UBS AG	Call	SGD	2.00	12/11/14	218,000	(20,352)
Linde AG	Goldman Sachs International	Call	EUR	153.87	12/11/14	1,300	(1,773)
Pennon Group PLC	Goldman Sachs International	Call	GBP	8.18	12/11/14	96,900	(41,117)
Schneider Electric SE	Morgan Stanley & Co. International PLC	Call	EUR	59.38	12/11/14	4,800	(25,342)
Select Harvests Ltd.	UBS AG	Call	AUD	6.10	12/11/14	33,000	(8,854)
Select Harvests Ltd.	UBS AG	Call	AUD	6.34	12/11/14	13,500	(2,110)
Severn Trent PLC	Bank of America N.A.	Call	GBP	20.16	12/11/14	25,500	(12,301)
ABB Ltd.	Goldman Sachs International	Call	CHF	20.36	12/12/14	11,500	(11,513)
Air Liquide SA	Bank of America N.A.	Call	EUR	95.37	12/12/14	2,100	(7,185)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	37

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)

Over-the-counter options written as of October 31, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Aixtron SE	Morgan Stanley & Co. International PLC	Call	EUR	10.60	12/12/14	3,400	$(829)
Fortum OYJ	UBS AG	Call	EUR	17.99	12/12/14	7,600	(7,025)
Gamesa Corp. Tecnologica SA	Deutsche Bank AG	Call	EUR	7.26	12/12/14	13,000	(14,369)
Johnson Matthey PLC	Bank of America N.A.	Call	GBP	29.11	12/12/14	7,800	(14,398)
Kingspan Group PLC	Goldman Sachs International	Call	EUR	12.32	12/12/14	7,000	(5,666)
SMA Solar Technology AG	Bank of America N.A.	Call	EUR	19.65	12/12/14	1,200	(2,010)
Syngenta AG	UBS AG	Call	CHF	291.79	12/12/14	5,200	(58,111)
United Utilities Group PLC	Bank of America N.A.	Call	GBP	8.48	12/12/14	71,300	(28,461)
Veolia Environnement SA	Goldman Sachs International	Call	EUR	13.21	12/12/14	56,700	(35,290)
Aqua America, Inc.	Deutsche Bank AG	Call	USD	25.29	12/15/14	34,400	(36,547)
Tyson Foods, Inc., Class A	Goldman Sachs International	Call	USD	39.38	12/15/14	11,000	(24,147)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	51.10	12/16/14	8,900	(20,203)
ITC Holdings Corp.	Goldman Sachs International	Call	USD	35.24	12/16/14	7,500	(32,775)
The Mosaic Co.	Deutsche Bank AG	Call	USD	43.71	12/16/14	15,900	(20,769)
Vestas Wind Systems A/S	Deutsche Bank AG	Call	DKK	201.93	12/17/14	6,300	(15,183)
California Water Service Group	Morgan Stanley & Co. International PLC	Call	USD	25.00	1/12/15	14,600	(15,038)
Total							$(1,229,979)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	$1,096,200	—	—	$1,096,200
Building Products	497,330	—	—	497,330
Chemicals	16,144,568	$9,777,652	—	25,922,220
Commercial Services & Supplies	1,920,928	—	—	1,920,928
Construction & Engineering	381,696	—	—	381,696
Electric Utilities	2,172,795	391,941	—	2,564,736
Electrical Equipment	1,396,954	2,153,559	—	3,550,513
Electronic Equipment, Instruments & Components	264,724	236,332	—	501,056
Food & Staples Retailing	3,446,355	—	—	3,446,355
Food Products	22,040,643	—	—	22,040,643
Independent Power and Renewable Electricity Producers	318,450	1,979,940	—	2,298,390
Industrial Conglomerates	3,383,292	—	—	3,383,292
Machinery	6,960,770	—	—	6,960,770
Multi-Utilities	—	3,545,081	—	3,545,081
Oil, Gas & Consumable Fuels	827,851	1,049,521	—	1,877,372
Paper & Forest Products	2,720,554	58,099	—	2,778,653

See Notes to Financial Statements.

38	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock EcoSolutions Investment Trust (BQR)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Real Estate Investment Trusts (REITs)	$2,878,100	—	—	$$2,878,100
Semiconductors & Semiconductor Equipment	1,087,376	$157,474	—	1,244,850
Water Utilities	10,762,757	8,670,646	—	19,433,403
Preferred Stocks	556,475	—	—	556,475
Short-Term Securities	6,046,389	26,416	—	6,072,805
Total	$84,904,207	$28,046,661	—	$112,950,868

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(321,549)	$(1,464,432)	—	$(1,785,981)
[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$7,851	—	—	$7,851
Cash pledged as collateral for OTC derivatives	100,000	—	—	100,000
Liabilities:
Collateral on securities loaned at value	—	$(26,416)	—	(26,416)
Total	$107,851	$(26,416)	—	$81,435

There were no transfers between levels during the year ended October 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	39

Schedule of Investments October 31, 2014	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 8.9%
Cameron International Corp. (a)(b)	203,100	$12,094,605
Halliburton Co. (b)	319,200	17,600,688
Schlumberger Ltd. (b)	372,024	36,703,888

		66,399,181
Oil, Gas & Consumable Fuels — 90.0%
Anadarko Petroleum Corp. (b)	371,833	34,126,833
BG Group PLC	826,110	13,767,914
Cabot Oil & Gas Corp.	510,000	15,861,000
Cairn Energy PLC (a)	1,856,000	4,340,416
Canadian Natural Resources Ltd. (b)	400,600	13,979,502
Canadian Oil Sands Ltd.	316,013	4,951,679
Chevron Corp. (b)(c)	664,828	79,746,119
Cimarex Energy Co. (b)	114,700	13,037,949
ConocoPhillips (b)	598,900	43,210,635
Devon Energy Corp. (b)	361,900	21,714,000
Enbridge, Inc. (b)	223,800	10,589,818
Encana Corp. (b)	1,105,900	20,605,918
EOG Resources, Inc. (b)	227,600	21,633,380
Exxon Mobil Corp. (b)	792,100	76,603,991
Imperial Oil Ltd. (b)	196,000	9,430,886
Kosmos Energy Ltd. (a)(b)	1,069,107	9,974,768
Laredo Petroleum, Inc. (a)	482,100	9,140,616
Marathon Oil Corp. (b)	639,600	22,641,840
Murphy Oil Corp. (b)	180,700	9,647,573
Noble Energy, Inc. (b)	313,092	18,043,492
Oil Search Ltd.	2,232,863	17,120,983
Phillips 66 (b)	186,300	14,624,550
Pioneer Natural Resources Co. (b)	91,400	17,280,084
Range Resources Corp.	283,900	19,418,760
Royal Dutch Shell PLC, Class A — ADR	1,073,800	77,088,102

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Southwestern Energy Co. (a)(b)	533,200	$17,334,332
Statoil ASA	763,526	17,473,623
Total SA	558,500	33,344,257

		666,733,020
Total Long-Term Investments (Cost — $698,921,295) — 98.9%		733,132,201

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (d)(e)	11,796,554	11,796,554
Total Short-Term Securities (Cost — $11,796,554) — 1.6%		11,796,554

Options Purchased (Cost — $4,590) — 0.0%		6
Total Investments Before Options Written (Cost — $710,722,439) — 100.5%		744,928,761

Options Written
(Premiums Received — $3,776,701) — (0.3)%		(2,135,361)
Total Investments Net of Options Written — 100.2%		742,793,400
Liabilities in Excess of Other Assets — (0.2)%		(1,684,351)

Net Assets — 100.0%		$741,109,049

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Represents the current yield as of report date.

(e)	Investments in issuers considered to be affiliates of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2013	Net Activity	Shares Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	60,810,523	(49,013,969)	11,796,554	$14,208
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$16,642

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Over-the-counter options purchased as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
CONSOL Energy, Inc.	Goldman Sachs International	Call	USD	39.50	11/03/14	76,500	$6

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Devon Energy Corp.	Call	USD	74.50	11/03/14	550	$(1)
Chevron Corp.	Call	USD	120.00	11/07/14	406	(46,284)
ConocoPhillips	Call	USD	79.00	11/07/14	646	(5,814)

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Exchange-traded options written as of October 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
EOG Resources, Inc.	Call	USD	106.00	11/07/14	270	$(2,835)
Exxon Mobil Corp.	Call	USD	98.00	11/07/14	769	(18,072)
Phillips 66	Call	USD	83.00	11/07/14	326	(4,890)
Cimarex Energy Co.	Call	USD	140.00	11/10/14	89	(16)
Pioneer Natural Resources Co.	Call	USD	210.00	11/12/14	190	(5,735)
Chevron Corp.	Call	USD	117.00	11/14/14	233	(85,045)
Devon Energy Corp.	Call	USD	65.00	11/14/14	170	(3,060)
Exxon Mobil Corp.	Call	USD	98.00	11/14/14	309	(11,742)
Marathon Oil Corp.	Call	USD	34.00	11/14/14	1,133	(196,576)
Schlumberger Ltd.	Call	USD	100.00	11/14/14	503	(64,636)
Cimarex Energy Co.	Call	USD	140.00	11/19/14	89	(383)
Anadarko Petroleum Corp.	Call	USD	110.00	11/22/14	473	(4,257)
Cameron International Corp.	Call	USD	72.50	11/22/14	235	(2,350)
Cameron International Corp.	Call	USD	75.00	11/22/14	235	(1,175)
Canadian Natural Resources Ltd.	Call	CAD	48.00	11/22/14	640	(5,679)
Chevron Corp.	Call	USD	120.00	11/22/14	1,280	(215,040)
ConocoPhillips	Call	USD	71.50	11/22/14	935	(172,040)
ConocoPhillips	Call	USD	82.50	11/22/14	515	(1,030)
Enbridge, Inc.	Call	CAD	56.00	11/22/14	524	(10,227)
Encana Corp.	Call	CAD	26.00	11/22/14	830	(4,419)
EOG Resources, Inc.	Call	USD	102.00	11/22/14	263	(24,459)
Exxon Mobil Corp.	Call	USD	100.00	11/22/14	692	(12,456)
Imperial Oil Ltd.	Call	CAD	56.00	11/22/14	686	(27,086)
Kosmos Energy Ltd.	Call	USD	10.00	11/22/14	1,000	(30,000)
Marathon Oil Corp.	Call	USD	35.00	11/22/14	1,100	(117,700)
Murphy Oil Corp.	Call	USD	57.50	11/22/14	210	(5,250)
Noble Energy, Inc.	Call	USD	72.50	11/22/14	383	(3,830)
Phillips 66	Call	USD	80.00	11/22/14	323	(39,568)
Schlumberger Ltd.	Call	USD	110.00	11/22/14	75	(412)
Exxon Mobil Corp.	Call	USD	96.00	12/05/14	501	(92,936)
Halliburton Co.	Call	USD	58.50	12/05/14	559	(47,236)
Murphy Oil Corp.	Call	USD	57.25	12/12/14	210	(11,053)
Cimarex Energy Co.	Call	USD	125.00	12/20/14	92	(22,540)
Exxon Mobil Corp.	Call	USD	95.00	12/20/14	501	(142,785)
Pioneer Natural Resources Co.	Call	USD	200.00	12/20/14	130	(78,000)
Southwestern Energy Co.	Call	USD	36.00	12/20/14	620	(26,350)
Total						$(1,542,967)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Cabot Oil & Gas Corp.	Deutsche Bank AG	Call	USD	34.66	11/03/14	178,500	$(12)
CONSOL Energy, Inc.	Deutsche Bank AG	Call	USD	39.90	11/03/14	76,500	(1)
Encana Corp.	Credit Suisse International	Call	CAD	23.86	11/03/14	42,000	—
Royal Dutch Shell PLC, Class A — ADR	Citibank N.A.	Call	USD	79.29	11/03/14	59,200	(1)
Royal Dutch Shell PLC, Class A — ADR	Deutsche Bank AG	Call	USD	77.43	11/03/14	212,800	(2)
Schlumberger Ltd.	Citibank N.A.	Call	USD	106.02	11/03/14	7,500	(3)
BG Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	11.57	11/05/14	80,000	(6)
Total SA	Goldman Sachs International	Call	EUR	52.22	11/05/14	64,000	(48)
Anadarko Petroleum Corp.	Citibank N.A.	Call	USD	107.40	11/06/14	35,600	(8)
Kosmos Energy Ltd.	UBS AG	Call	USD	10.30	11/06/14	54,100	(545)
Range Resources Corp.	Credit Suisse International	Call	USD	75.00	11/06/14	41,800	(229)
Statoil ASA	Morgan Stanley & Co. International PLC	Call	NOK	176.49	11/07/14	155,000	(1,026)
Oil Search Ltd.	Deutsche Bank AG	Call	AUD	9.26	11/11/14	392,000	(67)
Total SA	Deutsche Bank AG	Call	EUR	50.50	11/11/14	67,300	(7,232)
Kosmos Energy Ltd.	Goldman Sachs International	Call	USD	10.61	11/13/14	50,000	(1,209)
Laredo Petroleum, Inc.	Goldman Sachs International	Call	USD	23.40	11/20/14	62,500	(3,247)
Statoil ASA	Goldman Sachs International	Call	NOK	160.09	11/25/14	110,000	(43,462)
Enbridge, Inc.	Goldman Sachs International	Call	CAD	53.00	12/01/14	26,000	(30,329)
Schlumberger Ltd.	Deutsche Bank AG	Call	USD	95.61	12/09/14	64,900	(309,469)
Laredo Petroleum, Inc.	Goldman Sachs International	Call	USD	23.40	12/10/14	62,500	(9,905)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	41

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

Over-the-counter options written as of October 31, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Total SA	Bank of America N.A.	Call	EUR	46.50	12/10/14	64,100	$(176,282)
Laredo Petroleum, Inc.	Morgan Stanley & Co. International PLC	Call	USD	23.40	12/17/14	44,000	(9,311)
Total							$(592,394)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$66,399,181	—	—	$66,399,181
Oil, Gas & Consumable Fuels	580,685,827	$86,047,193	—	666,733,020
Short-Term Securities	11,796,554	—	—	11,796,554
Options Purchased	—	6	—	6
Total	$658,881,562	$86,047,199	—	$744,928,761

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,525,777)	$(609,584)	—	$(2,135,361)
[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$31,720	—	—	$31,720
Foreign currency at value	160,963	—	—	160,963
Total	$192,683	—	—	$192,683

There were no transfers between levels during the year ended October 31, 2014.

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 0.0%
Royal Mail PLC	11,200	$79,261
Airlines — 5.9%
Japan Airlines Co. Ltd.	1,161,600	31,191,379
United Continental Holdings, Inc. (a)(b)	169,100	8,930,171

		40,121,550
Auto Components — 1.9%
The Goodyear Tire & Rubber Co. (b)	528,600	12,807,978
Automobiles — 2.5%
Bayerische Motoren Werke AG	53,800	4,305,402
General Motors Co. (b)(c)	314,400	9,872,160
Renault SA	36,400	2,707,659

		16,885,221
Banks — 3.8%
Citigroup, Inc. (b)	186,130	9,963,539
JPMorgan Chase & Co. (b)	269,800	16,317,504

		26,281,043
Beverages — 0.5%
PepsiCo, Inc. (b)	36,800	3,539,056
Biotechnology — 0.5%
Gilead Sciences, Inc. (a)(b)	33,300	3,729,600
Building Products — 1.4%
Owens Corning (b)	301,100	9,653,266
Capital Markets — 1.0%
Atlas Mara Co-Nvest Ltd. (a)(d)	346,364	3,619,504
Legg Mason, Inc.	60,200	3,130,400

		6,749,904
Chemicals — 3.5%
CF Industries Holdings, Inc. (b)	91,300	23,738,000
Communications Equipment — 1.0%
QUALCOMM, Inc. (b)	91,200	7,160,112
Consumer Finance — 3.9%
Ally Financial, Inc. (a)(b)	502,400	11,404,480
Discover Financial Services (b)(c)	161,400	10,294,092
Springleaf Holdings, Inc. (a)(b)	134,300	5,025,506

		26,724,078
Diversified Consumer Services — 0.2%
Houghton Mifflin Harcourt Co. (a)	67,395	1,348,574
Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B (a)(b)	74,200	10,399,872
FNFV Group (a)	232,710	3,127,622

		13,527,494
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc. (b)	161,610	8,120,902
Energy Equipment & Services — 1.0%
Noble Corp. PLC	164,900	3,449,708
Transocean Ltd. (b)	117,200	3,496,076

		6,945,784
Food & Staples Retailing — 2.6%
METRO AG (a)	402,600	12,834,257
Wal-Mart Stores, Inc. (b)	18,400	1,403,368
Whole Foods Market, Inc. (b)	88,000	3,461,040

		17,698,665
Health Care Providers & Services — 5.6%
Express Scripts Holding Co. (a)(b)	79,000	6,068,780
UnitedHealth Group, Inc. (b)	337,800	32,094,378

		38,163,158

Common Stocks	Shares	Value
Industrial Conglomerates — 0.3%
3M Co. (b)	12,900	$1,983,633
Insurance — 8.2%
The Allstate Corp. (b)	121,700	7,892,245
American International Group, Inc. (b)	514,000	27,534,980
FNF Group (b)	698,200	20,834,288

		56,261,513
Internet & Catalog Retail — 5.9%
Expedia, Inc. (b)	174,600	14,835,762
Orbitz Worldwide, Inc. (a)(b)	3,053,200	25,249,964

		40,085,726
Internet Software & Services — 4.5%
eBay, Inc. (a)(b)	209,200	10,983,000
Google, Inc., Class A (a)(b)	12,001	6,815,008
Google, Inc., Class C (a)(b)	10,301	5,759,083
Yahoo!, Inc. (a)(b)	150,300	6,921,315

		30,478,406
IT Services — 4.9%
Leidos Holdings, Inc. (b)	383,500	14,024,595
Science Applications International Corp.	182,092	8,906,120
ServiceSource International, Inc. (a)	1,328,400	5,074,488
Visa, Inc., Class A (b)	22,700	5,480,461

		33,485,664
Leisure Products — 0.2%
Brunswick Corp. (b)	29,500	1,380,600
Media — 8.2%
CBS Corp., Class B	28,200	1,529,004
Comcast Corp., Special Class A (b)	316,700	17,462,838
News Corp., Class A (a)	57,400	888,552
Nexstar Broadcasting Group, Inc., Class A (b)	112,500	5,076,000
Sinclair Broadcast Group, Inc., Class A (b)	1,002,100	29,111,005
The Walt Disney Co. (b)	19,300	1,763,634

		55,831,033
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	79,800	2,274,300
Oil, Gas & Consumable Fuels — 6.5%
HollyFrontier Corp. (b)	159,960	7,258,985
Linn Energy LLC (b)	68,000	1,695,920
Marathon Petroleum Corp. (b)	94,000	8,544,600
PBF Energy, Inc., Class A (b)	103,100	2,687,817
Suncor Energy, Inc. (b)	671,700	23,872,218

		44,059,540
Paper & Forest Products — 0.3%
International Paper Co.	37,100	1,878,002
Pharmaceuticals — 8.8%
Eli Lilly & Co.	125,300	8,311,149
Johnson & Johnson (b)	138,900	14,970,642
Merck & Co., Inc. (b)	237,500	13,760,750
Novartis AG - ADR (b)	43,300	4,013,477
Pfizer, Inc. (b)	645,800	19,341,710

		60,397,728
Real Estate Investment Trusts (REITs) — 2.0%
American Capital Agency Corp. (b)	226,000	5,139,240
American Realty Capital Properties, Inc.	152,840	1,355,691
Annaly Capital Management, Inc. (b)	606,100	6,915,601

		13,410,532
Software — 2.2%
Activision Blizzard, Inc. (b)	432,800	8,634,360

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	43

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
Oracle Corp. (b)	169,100	$6,603,355

		15,237,715
Technology Hardware, Storage & Peripherals — 7.4%
Apple, Inc. (b)	296,100	31,978,800
Samsung Electronics Co. Ltd.	20,200	18,645,881
		50,624,681
Trading Companies & Distributors — 0.4%
AerCap Holdings NV (a)(b)	56,600	2,453,044
Wireless Telecommunication Services — 1.7%
Vodafone Group PLC — ADR (b)	342,308	11,371,471
Total Common Stocks — 100.3%		684,487,234

Warrants (e)
Capital Markets — 0.0%
Atlas Mara Co-Nvest Ltd., Expires 12/17/17 (a)	200,000	80,000
Total Long-Term Investments (Cost — $585,614,747) — 100.3%		684,567,234

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (f)(g)	7,658,919	$7,658,919
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.19% (f)(g)(h)	$16	15,621
Total Short-Term Securities (Cost — $7,674,540) — 1.2%		7,674,540

Options Purchased (Cost — $5,066) — 0.0%		6,650
Total Investments Before Options Written (Cost — $593,294,353) — 101.5%		692,248,424

Options Written (Premiums Received — $5,757,132) — (1.5)%		(10,099,589)
Total Investments Net of Options Written — 100.0%		682,148,835
Other Assets Less Liabilities — 0.0%		336,221

Net Assets — 100.0%		$682,485,056

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Security, or a portion of security, is on loan.

(e)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(f)	Represents the current yield as of report date.

(g)	Investments in issuers considered to be affiliates of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2013	Net Activity	Shares/ Beneficial Interest Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	20,482,532	(12,823,613)	7,658,919	$5,601
BlackRock Liquidity Series, LLC Money Market Series	—	$15,621	$15,621	$51

(h)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease.

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

•	Forward foreign currency exchange contracts outstanding as of October 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ Depreciation
EUR	2,574,392	USD	3,296,666	BNP Paribas S.A	1/22/15	$(68,718)
JPY	8,262,000	USD	77,368	Deutsche Bank AG	1/22/15	(3,739)
USD	21,806,137	EUR	17,072,763	Goldman Sachs & Co.	1/22/15	399,143
USD	30,231,734	JPY	3,192,264,881	Morgan Stanley & Co. International PLC	1/22/15	1,782,955
USD	16,582,710	KRW	17,716,470,263	RBS Securities, Inc.	1/22/15	58,629
Total						$2,168,270

•	Exchange-traded options purchased as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
American International Group, Inc.	Call	USD	57.00	11/22/14	665	$6,650

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Berkshire Hathaway, Inc., Class B	Call	USD	142.05	11/03/14	205	$(3,543)
Novartis AG — ADR	Call	USD	95.70	11/04/14	239	(111)
3M Co.	Call	USD	144.00	11/07/14	70	(67,025)
American Capital Agency Corp.	Call	USD	23.00	11/07/14	413	(2,684)
American International Group, Inc.	Call	USD	53.00	11/07/14	986	(111,911)
Apple, Inc.	Call	USD	103.00	11/07/14	305	(153,262)
Apple, Inc.	Call	USD	105.00	11/07/14	104	(32,240)
CF Industries Holdings, Inc.	Call	USD	295.00	11/07/14	229	(12,137)
Citigroup, Inc.	Call	USD	53.00	11/07/14	120	(9,720)
Discover Financial Services	Call	USD	64.00	11/07/14	445	(18,911)
Expedia, Inc.	Call	USD	84.00	11/07/14	250	(48,125)
Express Scripts Holding Co.	Call	USD	73.50	11/07/14	218	(74,120)
The Goodyear Tire & Rubber Co.	Call	USD	25.00	11/07/14	1,000	(15,000)
Google, Inc., Class A	Call	USD	610.00	11/07/14	35	(700)
HollyFrontier Corp.	Call	USD	45.00	11/07/14	439	(42,802)
JPMorgan Chase & Co.	Call	USD	61.00	11/07/14	233	(6,524)
JPMorgan Chase & Co.	Call	USD	61.50	11/07/14	23	(334)
Merck & Co., Inc.	Call	USD	61.50	11/07/14	502	(2,259)
Oracle Corp.	Call	USD	39.00	11/07/14	336	(12,096)
PepsiCo, Inc.	Call	USD	93.00	11/07/14	203	(65,975)
Pfizer, Inc.	Call	USD	29.50	11/07/14	768	(33,024)
UnitedHealth Group, Inc.	Call	USD	90.00	11/07/14	702	(347,490)
Verizon Communications, Inc.	Call	USD	50.00	11/07/14	184	(8,924)
Visa, Inc., Class A	Call	USD	217.50	11/07/14	47	(109,980)
Wal-Mart Stores, Inc.	Call	USD	78.00	11/07/14	42	(189)
Whole Foods Market, Inc.	Call	USD	39.00	11/07/14	242	(35,090)
Yahoo!, Inc.	Call	USD	44.00	11/07/14	470	(111,625)
Yahoo!, Inc.	Call	USD	44.50	11/07/14	47	(9,282)
Brunswick Corp.	Call	USD	44.90	11/11/14	290	(61,525)
Activision Blizzard, Inc.	Call	USD	20.00	11/14/14	380	(31,160)
American International Group, Inc.	Call	USD	55.00	11/14/14	323	(11,305)
Annaly Capital Management, Inc.	Call	USD	11.50	11/14/14	1,553	(17,083)
Apple, Inc.	Call	USD	104.00	11/14/14	305	(125,812)
CF Industries Holdings, Inc.	Call	USD	290.00	11/14/14	274	(17,810)
Citigroup, Inc.	Call	USD	53.00	11/14/14	289	(30,056)
eBay, Inc.	Call	USD	55.00	11/14/14	358	(5,907)
General Motors Co.	Call	USD	35.00	11/14/14	485	(1,940)
Gilead Sciences, Inc.	Call	USD	103.00	11/14/14	137	(127,068)
Google, Inc., Class C	Call	USD	580.00	11/14/14	16	(1,560)
HollyFrontier Corp.	Call	USD	45.00	11/14/14	440	(51,700)
JPMorgan Chase & Co.	Call	USD	61.00	11/14/14	234	(11,466)
Merck & Co., Inc.	Call	USD	63.00	11/14/14	335	(3,015)
Oracle Corp.	Call	USD	40.00	11/14/14	234	(2,925)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	45

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-traded options written as of October 31, 2014 were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Pfizer, Inc.	Call	USD	29.00	11/14/14	250	$(23,000)
Pfizer, Inc.	Call	USD	29.50	11/14/14	1,400	(67,900)
United Continental Holdings, Inc.	Call	USD	50.00	11/14/14	233	(85,045)
Verizon Communications, Inc.	Call	USD	50.50	11/14/14	114	(4,047)
Visa, Inc., Class A	Call	USD	220.00	11/14/14	31	(65,565)
Whole Foods Market, Inc.	Call	USD	40.50	11/14/14	242	(20,812)
Activision Blizzard, Inc.	Call	USD	20.50	11/22/14	400	(26,800)
AerCap Holdings NV	Call	USD	45.00	11/22/14	150	(10,875)
The Allstate Corp.	Call	USD	61.91	11/22/14	670	(204,686)
American Capital Agency Corp.	Call	USD	23.00	11/22/14	413	(7,228)
American International Group, Inc.	Call	USD	52.50	11/22/14	850	(145,350)
American International Group, Inc.	Call	USD	57.50	11/22/14	665	(4,322)
Apple, Inc.	Call	USD	105.00	11/22/14	305	(105,225)
Berkshire Hathaway, Inc., Class B	Call	USD	140.00	11/22/14	205	(41,820)
Citigroup, Inc.	Call	USD	55.00	11/22/14	325	(9,425)
Comcast Corp., Special Class A	Call	USD	55.00	11/22/14	474	(43,845)
eBay, Inc.	Call	USD	53.50	11/22/14	396	(26,334)
Expedia, Inc.	Call	USD	85.00	11/22/14	211	(48,530)
Express Scripts Holding Co.	Call	USD	75.00	11/22/14	216	(52,164)
FNF Group	Call	USD	28.00	11/22/14	1,686	(320,340)
General Motors Co.	Call	USD	34.00	11/22/14	1,244	(7,464)
Gilead Sciences, Inc.	Call	USD	110.00	11/22/14	46	(23,805)
The Goodyear Tire & Rubber Co.	Call	USD	26.00	11/22/14	500	(10,000)
Google, Inc., Class C	Call	USD	620.00	11/22/14	41	(718)
Johnson & Johnson	Call	USD	105.00	11/22/14	479	(150,885)
JPMorgan Chase & Co.	Call	USD	62.50	11/22/14	255	(4,845)
Leidos Holdings, Inc.	Call	USD	35.00	11/22/14	150	(27,750)
Linn Energy LLC	Call	USD	28.00	11/22/14	187	(1,870)
Marathon Petroleum Corp.	Call	USD	86.00	11/22/14	197	(110,320)
Merck & Co., Inc.	Call	USD	57.50	11/22/14	234	(36,738)
Nexstar Broadcasting Group, Inc., Class A	Call	USD	45.00	11/22/14	200	(36,000)
Oracle Corp.	Call	USD	39.50	11/22/14	182	(7,098)
Orbitz Worldwide, Inc.	Call	USD	9.00	11/22/14	8,100	(243,000)
Owens Corning	Call	USD	36.00	11/22/14	1,000	(10,000)
PBF Energy, Inc., Class A	Call	USD	25.50	11/22/14	284	(27,203)
Pfizer, Inc.	Call	USD	30.00	11/22/14	200	(5,000)
QUALCOMM, Inc.	Call	USD	77.50	11/22/14	548	(121,656)
Sinclair Broadcast Group, Inc., Class A	Call	USD	29.00	11/22/14	1,000	(115,000)
Springleaf Holdings, Inc.	Call	USD	35.00	11/22/14	250	(75,000)
Transocean Ltd.	Call	USD	33.00	11/22/14	322	(8,694)
UnitedHealth Group, Inc.	Call	USD	87.50	11/22/14	450	(349,875)
UnitedHealth Group, Inc.	Call	USD	90.00	11/22/14	705	(377,175)
Visa, Inc., Class A	Call	USD	215.00	11/22/14	46	(119,715)
Vodafone Group PLC — ADR	Call	USD	36.00	11/22/14	375	(7,500)
Wal-Mart Stores, Inc.	Call	USD	75.00	11/22/14	59	(11,180)
The Walt Disney Co.	Call	USD	92.50	11/22/14	64	(7,264)
Yahoo!, Inc.	Call	USD	45.00	11/22/14	47	(9,588)
JPMorgan Chase & Co.	Call	USD	55.60	12/04/14	483	(240,950)
Apple, Inc.	Call	USD	108.00	12/05/14	407	(89,744)
Discover Financial Services	Call	USD	62.50	12/05/14	442	(89,505)
Expedia, Inc.	Call	USD	85.00	12/05/14	375	(110,625)
Oracle Corp.	Call	USD	38.50	12/05/14	178	(19,313)
Suncor Energy, Inc.	Call	USD	35.50	12/05/14	360	(38,700)
Verizon Communications, Inc.	Call	USD	49.50	12/05/14	100	(12,550)
JPMorgan Chase & Co.	Call	USD	59.25	12/09/14	128	(25,161)
Verizon Communications, Inc.	Call	USD	50.50	12/12/14	390	(29,055)
JPMorgan Chase & Co.	Call	USD	59.25	12/16/14	128	(26,408)
Activision Blizzard, Inc.	Call	USD	21.00	12/20/14	400	(24,600)
AerCap Holdings NV	Call	USD	45.00	12/20/14	160	(20,400)
Ally Financial, Inc.	Call	USD	23.00	12/20/14	280	(20,300)
Ally Financial, Inc.	Call	USD	24.00	12/20/14	500	(20,000)
Apple, Inc.	Call	USD	100.00	12/20/14	203	(168,490)
Citigroup, Inc.	Call	USD	52.50	12/20/14	289	(57,366)

See Notes to Financial Statements.

46	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-traded options written as of October 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
eBay, Inc.	Call	USD	55.00	12/20/14	396	$(31,482)
Google, Inc., Class A	Call	USD	605.00	12/20/14	32	(10,400)
Johnson & Johnson	Call	USD	100.00	12/20/14	284	(220,100)
Linn Energy LLC	Call	USD	29.00	12/20/14	187	(3,740)
Marathon Petroleum Corp.	Call	USD	87.50	12/20/14	197	(107,365)
Merck & Co., Inc.	Call	USD	57.50	12/20/14	234	(43,524)
Sinclair Broadcast Group, Inc., Class A	Call	USD	29.00	12/20/14	500	(77,500)
Sinclair Broadcast Group, Inc., Class A	Call	USD	30.00	12/20/14	500	(56,250)
United Continental Holdings, Inc.	Call	USD	52.50	12/20/14	232	(80,040)
Verizon Communications, Inc.	Call	USD	50.00	12/20/14	100	(11,000)
The Walt Disney Co.	Call	USD	90.00	12/20/14	45	(13,658)
Yahoo!, Inc.	Call	USD	44.00	12/20/14	262	(87,115)
Orbitz Worldwide, Inc.	Put	USD	7.95	11/06/14	1,500	(22,418)
Total						$(6,811,830)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eli Lilly & Co.	Citibank N.A.	Call	USD	67.27	11/03/14	69,000	$(6,167)
Science Applications International Corp.	UBS AG	Call	USD	46.35	11/03/14	61,500	(159,438)
Springleaf Holdings, Inc.	UBS AG	Call	USD	34.42	11/03/14	25,000	(75,178)
Suncor Energy, Inc.	Citibank N.A.	Call	USD	36.72	11/04/14	90,000	(4,259)
Legg Mason, Inc.	Citibank N.A.	Call	USD	51.64	11/05/14	33,100	(28,444)
Comcast Corp., Special Class A	Citibank N.A.	Call	USD	56.88	11/06/14	34,000	(1,163)
FNF Group	Morgan Stanley & Co. International PLC	Call	USD	28.06	11/06/14	102,000	(181,736)
International Paper Co.	Citibank N.A.	Call	USD	49.67	11/06/14	20,400	(27,663)
Marathon Petroleum Corp.	Goldman Sachs International	Call	USD	89.67	11/06/14	12,300	(24,501)
Science Applications International Corp.	Citibank N.A.	Call	USD	46.51	11/06/14	38,700	(98,542)
United Continental Holdings, Inc.	Deutsche Bank AG	Call	USD	50.56	11/06/14	46,500	(122,774)
News Corp., Class A	Deutsche Bank AG	Call	USD	17.43	11/07/14	37,000	—
Samsung Electronics Co. Ltd.	UBS AG	Call	KRW	1,012,700.00	11/07/14	1,500	(12,541)
Freeport-McMoRan, Inc.	UBS AG	Call	USD	32.76	11/10/14	25,000	(39)
Bayerische Motoren Werke AG	Deutsche Bank AG	Call	EUR	74.35	11/11/14	14,500	—
FNF Group	Citibank N.A.	Call	USD	27.62	11/11/14	50,400	(112,202)
Japan Airlines Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	3,003.90	11/11/14	160,000	(80,905)
Samsung Electronics Co. Ltd.	Goldman Sachs International	Call	KRW	912,958.14	11/11/14	2,600	(182,460)
Springleaf Holdings, Inc.	Citibank N.A.	Call	USD	34.38	11/13/14	23,800	(77,361)
Japan Airlines Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	2,914.14	11/14/14	160,000	(170,880)
Samsung Electronics Co. Ltd.	UBS AG	Call	KRW	920,845.75	11/14/14	2,700	(176,835)
Comcast Corp., Special Class A	Goldman Sachs International	Call	USD	54.24	11/17/14	37,000	(47,072)
FNF Group	Credit Suisse International	Call	USD	27.40	11/17/14	63,000	(154,298)
Samsung Electronics Co. Ltd.	UBS AG	Call	KRW	860,057.00	11/19/14	2,900	(342,093)
Bayerische Motoren Werke AG	Bank of America N.A.	Call	EUR	63.93	11/25/14	15,000	(25,987)
Japan Airlines Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	2,815.44	11/25/14	160,000	(310,859)
METRO AG	Bank of America N.A.	Call	EUR	25.46	11/25/14	108,000	(94,574)
Renault SA	UBS AG	Call	EUR	56.77	11/25/14	10,000	(42,928)
Comcast Corp., Special Class A	Citibank N.A.	Call	USD	55.38	12/01/14	37,000	(35,710)
Samsung Electronics Co. Ltd.	Morgan Stanley & Co. International PLC	Call	KRW	901,680.00	12/02/14	1,400	(123,787)
Ally Financial, Inc.	Citibank N.A.	Call	USD	22.76	12/03/14	54,000	(33,514)
Noble Corp. PLC	UBS AG	Call	USD	21.34	12/03/14	54,000	(35,387)
Comcast Corp., Special Class A	Credit Suisse International	Call	USD	53.76	12/08/14	18,800	(44,224)
Japan Airlines Co. Ltd.	Goldman Sachs International	Call	JPY	2,871.66	12/11/14	160,000	(259,740)
Pfizer, Inc.	Morgan Stanley & Co. International PLC	Call	USD	29.42	12/11/14	93,300	(65,891)
Vodafone Group PLC — ADR	Deutsche Bank AG	Call	USD	33.32	12/11/14	150,700	(92,778)
Houghton Mifflin Harcourt Co.	UBS AG	Call	USD	19.92	1/06/15	37,000	(35,829)
Total							$(3,287,759)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	47

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Air Freight & Logistics	—	$79,261	—	$79,261
Airlines	$8,930,171	31,191,379	—	40,121,550
Auto Components	12,807,978	—	—	12,807,978
Automobiles	14,177,562	2,707,659	—	16,885,221
Banks	26,281,043	—	—	26,281,043
Beverages	3,539,056	—	—	3,539,056
Biotechnology	3,729,600	—	—	3,729,600
Building Products	9,653,266	—	—	9,653,266
Capital Markets	3,130,400	3,619,504	—	6,749,904
Chemicals	23,738,000	—	—	23,738,000
Communications Equipment	7,160,112	—	—	7,160,112
Consumer Finance	26,724,078	—	—	26,724,078
Diversified Consumer Services	1,348,574	—	—	1,348,574
Diversified Financial Services	13,527,494	—	—	13,527,494
Diversified Telecommunication Services	8,120,902	—	—	8,120,902
Energy Equipment & Services	6,945,784	—	—	6,945,784
Food & Staples Retailing	4,864,408	12,834,257	—	17,698,665
Health Care Providers & Services	38,163,158	—	—	38,163,158
Industrial Conglomerates	1,983,633	—	—	1,983,633
Insurance	56,261,513	—	—	56,261,513
Internet & Catalog Retail	40,085,726	—	—	40,085,726
Internet Software & Services	30,478,406	—	—	30,478,406
IT Services	33,485,664	—	—	33,485,664
Leisure Products	1,380,600	—	—	1,380,600
Media	55,831,033	—	—	55,831,033
Metals & Mining	2,274,300	—	—	2,274,300
Oil, Gas & Consumable Fuels	44,059,540	—	—	44,059,540
Paper & Forest Products	1,878,002	—	—	1,878,002
Pharmaceuticals	60,397,728	—	—	60,397,728
Real Estate Investment Trusts (REITs)	13,410,532	—	—	13,410,532
Software	15,237,715	—	—	15,237,715
Technology Hardware, Storage & Peripherals	31,978,800	18,645,881	—	50,624,681
Trading Companies & Distributors	2,453,044	—	—	2,453,044
Wireless Telecommunication Services	11,371,471	—	—	11,371,471
Warrants	—	80,000	—	80,000
Short-Term Securities	7,658,919	15,621	—	7,674,540
Options Purchased	6,650	—	—	6,650
Total	$623,074,862	$69,173,562	—	$692,248,424

See Notes to Financial Statements.

48	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$2,240,727	—	$2,240,727
Liabilities:
Equity contracts.	$(6,199,827)	(3,899,762)	—	(10,099,589)
Forward foreign currency exchange contracts	—	(72,457)	—	(72,457)
Total	$(6,199,827)	$(1,731,492)	—	$(7,931,319)

[1]    Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are value at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$4,176	—	—	$4,176
Cash pledged as collateral for OTC derivatives	100,000	—	—	100,000
Liabilities:
Bank overdraft	—	$(15,877)	—	(15,877)
Collateral on securities loaned at value	—	(15,621)	—	(15,621)
Total	$104,176	$(31,498)	—	$72,678

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1 [1]	Transfers into Level 2 [1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$49,916,521	$49,916,521	—
[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	49

Schedule of Investments October 31, 2014	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 7.0%
Honeywell International, Inc. (a)	215,300	$20,694,636
Lockheed Martin Corp. (a)	81,000	15,436,170
Northrop Grumman Corp.	179,200	24,722,432
Raytheon Co. (a)	343,100	35,641,228
United Technologies Corp. (a)	173,600	18,575,200

		115,069,666
Air Freight & Logistics — 1.2%
United Parcel Service, Class B (a)	183,000	19,198,530
Auto Components — 0.5%
Johnson Controls, Inc.	172,300	8,141,175
Banks — 15.7%
Bank of America Corp. (a)	1,505,100	25,827,516
Citigroup, Inc. (a)	501,900	26,866,707
Fifth Third Bancorp. (a)	703,500	14,062,965
JPMorgan Chase & Co. (a)(b)	919,399	55,605,251
M&T Bank Corp. (a)	33,800	4,129,684
SunTrust Banks, Inc. (a)	672,340	26,315,388
The Toronto-Dominion Bank (a)	355,500	17,511,930
U.S. Bancorp. (a)	637,100	27,140,460
Wells Fargo & Co. (a)(b)	1,157,300	61,441,057

		258,900,958
Beverages — 1.5%
The Coca-Cola Co. (a)	200,700	8,405,316
Diageo PLC — ADR (a)(b)	139,800	16,492,206

		24,897,522
Capital Markets — 1.1%
Morgan Stanley (a)	512,000	17,894,400
Chemicals — 3.1%
The Dow Chemical Co.	230,200	11,371,880
EI du Pont de Nemours & Co. (a)	408,500	28,247,775
Praxair, Inc.	91,600	11,540,684

		51,160,339
Commercial Services & Supplies — 0.5%
Tyco International Ltd. (a)	192,400	8,259,732
Communications Equipment — 1.7%
Motorola Solutions, Inc. (a)	190,800	12,306,600
QUALCOMM, Inc. (a)	211,400	16,597,014

		28,903,614
Consumer Finance — 1.5%
American Express Co. (a)	276,300	24,853,185
Diversified Financial Services — 0.8%
CME Group, Inc. (a)	162,700	13,635,887
Diversified Telecommunication Services — 2.1%
BCE, Inc.	115,700	5,145,179
Verizon Communications, Inc. (a)	598,500	30,074,625

		35,219,804
Electric Utilities — 2.4%
Duke Energy Corp. (a)	97,200	7,984,980
ITC Holdings Corp.	134,000	5,307,740
NextEra Energy, Inc.	186,200	18,660,964
Northeast Utilities (a)	155,220	7,660,107

		39,613,791
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	53,400	5,999,490
Energy Equipment & Services — 0.6%
Schlumberger Ltd. (a)	98,300	9,698,278

Common Stocks	Shares	Value
Food & Staples Retailing — 1.1%
The Kroger Co. (a)	232,800	$12,969,288
Wal-Mart Stores, Inc. (a)	67,600	5,155,852

		18,125,140
Food Products — 1.4%
General Mills, Inc. (a)	74,200	3,855,432
Kraft Foods Group, Inc. (a)	75,795	4,271,048
Mondelez International, Inc., Class A (a)	220,285	7,767,249
Unilever NV (a)	191,200	7,405,176

		23,298,905
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	145,700	6,351,063
Becton Dickinson and Co. (a)	73,400	9,446,580

		15,797,643
Health Care Providers & Services — 0.5%
Quest Diagnostics, Inc. (a)	124,800	7,919,808
Hotels, Restaurants & Leisure — 1.4%
McDonald’s Corp. (a)	239,700	22,467,081
Household Products — 2.4%
Kimberly-Clark Corp. (a)	77,950	8,907,347
The Procter & Gamble Co.	352,300	30,745,221

		39,652,568
Industrial Conglomerates — 3.9%
3M Co. (a)	121,500	18,683,055
General Electric Co. (a)	1,747,200	45,095,232

		63,778,287
Insurance — 6.4%
ACE Ltd. (a)	171,000	18,690,300
The Chubb Corp.	153,800	15,281,568
MetLife, Inc. (a)	462,050	25,061,592
Prudential Financial, Inc. (a)	278,100	24,622,974
The Travelers Cos., Inc. (a)	212,200	21,389,760

		105,046,194
IT Services — 1.2%
Automatic Data Processing, Inc.	63,400	5,184,852
International Business Machines Corp. (a)	90,230	14,833,812

		20,018,664
Leisure Products — 0.4%
Mattel, Inc. (a)	187,868	5,837,059
Media — 3.6%
Comcast Corp., Special Class A (a)	859,000	47,365,260
The Walt Disney Co. (a)	123,500	11,285,430

		58,650,690
Metals & Mining — 0.7%
BHP Billiton Ltd. — ADR (a)	122,200	7,263,568
Southern Copper Corp. (a)	156,877	4,514,920

		11,778,488
Multi-Utilities — 2.1%
Dominion Resources, Inc. (a)	254,300	18,131,590
Sempra Energy (a)	88,700	9,757,000
Wisconsin Energy Corp.	151,800	7,538,388

		35,426,978
Oil, Gas & Consumable Fuels — 9.7%
Chevron Corp. (a)(b)	294,100	35,277,295
ConocoPhillips (a)	119,860	8,647,899
Enbridge, Inc. (a)	248,600	11,763,309
Exxon Mobil Corp. (a)	359,600	34,776,916

See Notes to Financial Statements.

50	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Marathon Oil Corp. (a)	381,300	$13,498,020
Marathon Petroleum Corp.	104,400	9,489,960
Occidental Petroleum Corp. (a)	170,200	15,135,886
Phillips 66 (a)	80,350	6,307,475
Spectra Energy Corp. (a)	204,000	7,982,520
Total SA — ADR (a)	280,400	16,793,156

		159,672,436
Paper & Forest Products — 1.1%
International Paper Co. (a)	351,750	17,805,585
Pharmaceuticals — 8.5%
AbbVie, Inc. (a)	143,127	9,082,839
Bristol-Myers Squibb Co. (a)	458,100	26,656,839
Johnson & Johnson (a)	295,500	31,848,990
Merck & Co., Inc. (a)(b)	648,200	37,556,708
Pfizer, Inc. (a)	1,158,700	34,703,065

		139,848,441
Professional Services — 0.4%
Nielsen NV (a)	145,700	6,190,793
Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp. (a)	72,500	7,068,750
Weyerhaeuser Co.	244,500	8,278,770

		15,347,520
Road & Rail — 1.7%
CSX Corp.	198,300	7,065,429
Union Pacific Corp. (a)	181,400	21,124,030

		28,189,459
Semiconductors & Semiconductor Equipment — 1.7%
Intel Corp. (a)	814,400	27,697,744
Software — 2.1%
Microsoft Corp. (a)	751,400	35,278,230

Common Stocks	Shares	Value
Specialty Retail — 2.7%
The Home Depot, Inc. (a)	456,800	$44,547,136
Textiles, Apparel & Luxury Goods — 1.2%
VF Corp. (a)	301,600	20,412,288
Tobacco — 1.6%
Altria Group, Inc. (a)	202,800	9,803,352
Lorillard, Inc.	136,200	8,376,300
Philip Morris International, Inc. (a)	96,600	8,598,366

		26,778,018
Water Utilities — 0.8%
American Water Works Co., Inc.	258,600	13,801,482
Total Long-Term Investments (Cost — $1,293,338,413) — 98.6%		1,624,813,008

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)(d)	48,015,351	48,015,351
Total Short-Term Securities (Cost — $48,015,351) — 2.9%		48,015,351
Total Investments Before Options Written (Cost — $1,341,353,764) — 101.5%		1,672,828,359

Options Written
(Premiums Received — $12,597,822) — (1.5)%		(23,677,221)
Total Investments Net of Options Written — 100.0%		1,649,151,138
Liabilities in Excess of Other Assets — 0.0%		(467,946)

Net Assets — 100.0%		$1,648,683,192

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Represents the current yield as of report date.

(d)	Investments in companies considered to be affiliates of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2013	Net Activity	Shares Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	48,920,346	(904,995)	48,015,351	$15,143
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$524

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
3M Co.	Call	USD	144.00	11/07/14	334	$(319,805)
ACE Ltd.	Call	USD	107.55	11/07/14	509	(103,527)
Altria Group, Inc.	Call	USD	46.00	11/07/14	371	(83,290)
American Express Co.	Call	USD	91.00	11/07/14	600	(22,200)
Bank of America Corp.	Call	USD	17.00	11/07/14	1,881	(46,084)
Bristol-Myers Squibb Co.	Call	USD	52.00	11/07/14	330	(195,525)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	51

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-traded options written as of October 31, 2014 were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Bristol-Myers Squibb Co.	Call	USD	52.50	11/07/14	170	$(92,225)
Chevron Corp.	Call	USD	120.00	11/07/14	214	(24,396)
Citigroup, Inc.	Call	USD	53.00	11/07/14	604	(48,924)
CME Group, Inc.	Call	USD	82.00	11/07/14	300	(60,000)
CME Group, Inc.	Call	USD	84.00	11/07/14	148	(11,100)
The Coca-Cola Co.	Call	USD	43.50	11/07/14	275	(962)
ConocoPhillips	Call	USD	79.00	11/07/14	160	(1,440)
EI du Pont de Nemours & Co.	Call	USD	70.00	11/07/14	305	(8,388)
EI du Pont de Nemours & Co.	Call	USD	72.00	11/07/14	205	(1,025)
Exxon Mobil Corp.	Call	USD	98.00	11/07/14	634	(14,899)
The Home Depot, Inc.	Call	USD	95.00	11/07/14	810	(226,395)
Intel Corp.	Call	USD	35.00	11/07/14	1,516	(10,612)
International Business Machines Corp.	Call	USD	192.50	11/07/14	362	(1,086)
JPMorgan Chase & Co.	Call	USD	61.00	11/07/14	1,448	(40,544)
McDonald’s Corp.	Call	USD	97.00	11/07/14	687	(3,778)
Morgan Stanley	Call	USD	36.00	11/07/14	646	(4,845)
Pfizer, Inc.	Call	USD	29.50	11/07/14	1,385	(59,555)
Philip Morris International, Inc.	Call	USD	86.00	11/07/14	537	(154,924)
Phillips 66	Call	USD	83.00	11/07/14	220	(3,300)
U.S. Bancorp.	Call	USD	43.50	11/07/14	1,177	(7,062)
Union Pacific Corp.	Call	USD	108.00	11/07/14	498	(409,605)
United Technologies Corp.	Call	USD	104.00	11/07/14	141	(46,530)
Verizon Communications, Inc.	Call	USD	50.00	11/07/14	385	(18,672)
Wal-Mart Stores, Inc.	Call	USD	79.00	11/07/14	195	(585)
The Walt Disney Co.	Call	USD	90.00	11/07/14	167	(35,154)
Wells Fargo & Co.	Call	USD	53.00	11/07/14	1,391	(43,121)
General Mills, Inc.	Call	USD	51.25	11/10/14	634	(59,673)
3M Co.	Call	USD	144.00	11/14/14	334	(326,485)
Altria Group, Inc.	Call	USD	47.50	11/14/14	371	(39,512)
American Express Co.	Call	USD	89.00	11/14/14	460	(78,890)
Bank of America Corp.	Call	USD	17.00	11/14/14	1,880	(61,100)
Bristol-Myers Squibb Co.	Call	USD	51.00	11/14/14	700	(484,750)
Chevron Corp.	Call	USD	117.00	11/14/14	84	(30,660)
Citigroup, Inc.	Call	USD	53.00	11/14/14	375	(39,000)
CME Group, Inc.	Call	USD	84.00	11/14/14	447	(49,170)
Exxon Mobil Corp.	Call	USD	98.00	11/14/14	2	(76)
General Electric Co.	Call	USD	25.50	11/14/14	1,500	(69,750)
The Home Depot, Inc.	Call	USD	97.00	11/14/14	1,174	(187,253)
International Business Machines Corp.	Call	USD	192.50	11/14/14	362	(1,448)
JPMorgan Chase & Co.	Call	USD	61.00	11/14/14	1,446	(70,854)
Marathon Oil Corp.	Call	USD	34.00	11/14/14	235	(40,772)
Merck & Co., Inc.	Call	USD	63.00	11/14/14	1,376	(12,384)
Microsoft Corp.	Call	USD	47.50	11/14/14	1,032	(36,120)
Morgan Stanley	Call	USD	34.00	11/14/14	810	(98,820)
Occidental Petroleum Corp.	Call	USD	100.00	11/14/14	234	(1,170)
Pfizer, Inc.	Call	USD	29.00	11/14/14	800	(73,600)
QUALCOMM, Inc.	Call	USD	77.00	11/14/14	56	(13,636)
Schlumberger Ltd.	Call	USD	100.00	11/14/14	240	(30,840)
Verizon Communications, Inc.	Call	USD	50.50	11/14/14	712	(25,276)
Wells Fargo & Co.	Call	USD	53.00	11/14/14	1,392	(43,152)
AbbVie, Inc.	Call	USD	62.50	11/22/14	395	(75,050)
Bank of America Corp.	Call	USD	17.00	11/22/14	1,950	(73,125)
Becton Dickinson and Co.	Call	USD	115.00	11/22/14	202	(282,800)
BHP Billiton Ltd. — ADR	Call	USD	67.50	11/22/14	249	(1,494)
Citigroup, Inc.	Call	USD	55.00	11/22/14	1,406	(40,774)
Comcast Corp., Special Class A	Call	USD	55.00	11/22/14	1,402	(129,685)
ConocoPhillips	Call	USD	71.50	11/22/14	499	(91,816)
Duke Energy Corp.	Call	USD	77.50	11/22/14	534	(242,970)
Enbridge, Inc.	Call	CAD	56.00	11/22/14	848	(16,553)
Exxon Mobil Corp.	Call	USD	100.00	11/22/14	505	(9,090)
Fifth Third Bancorp.	Call	USD	20.00	11/22/14	943	(27,347)
Fifth Third Bancorp.	Call	USD	21.00	11/22/14	943	(3,300)
Fifth Third Bancorp.	Call	USD	22.00	11/22/14	750	(5,250)
General Electric Co.	Call	USD	26.00	11/22/14	4,554	(111,573)

See Notes to Financial Statements.

52	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-traded options written as of October 31, 2014 were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
The Home Depot, Inc.	Call	USD	92.50	11/22/14	528	$(300,960)
Honeywell International, Inc.	Call	USD	95.00	11/22/14	592	(121,656)
Intel Corp.	Call	USD	34.00	11/22/14	981	(70,142)
Johnson & Johnson	Call	USD	105.00	11/22/14	810	(255,150)
JPMorgan Chase & Co.	Call	USD	62.50	11/22/14	956	(18,164)
Kimberly-Clark Corp.	Call	USD	105.00	11/22/14	214	(199,020)
Kimberly-Clark Corp.	Call	USD	110.00	11/22/14	214	(95,230)
Kraft Foods Group, Inc.	Call	USD	57.50	11/22/14	408	(11,220)
The Kroger Co.	Call	USD	52.50	11/22/14	1,217	(389,440)
M&T Bank Corp.	Call	USD	125.00	11/22/14	185	(11,100)
Marathon Oil Corp.	Call	USD	40.00	11/22/14	527	(527)
Mattel, Inc.	Call	USD	31.00	11/22/14	250	(15,625)
Merck & Co., Inc.	Call	USD	57.50	11/22/14	1,094	(171,758)
MetLife, Inc.	Call	USD	60.00	11/22/14	1,080	(10,800)
MetLife, Inc.	Call	USD	62.50	11/22/14	1,080	(7,560)
Morgan Stanley	Call	USD	34.00	11/22/14	810	(105,705)
Motorola Solutions, Inc.	Call	USD	62.50	11/22/14	525	(174,562)
Motorola Solutions, Inc.	Call	USD	65.00	11/22/14	524	(98,512)
Nielsen NV	Call	USD	45.00	11/22/14	441	(7,718)
Northeast Utilities	Call	USD	45.00	11/22/14	468	(201,240)
Occidental Petroleum Corp.	Call	USD	100.00	11/22/14	236	(826)
Pfizer, Inc.	Call	USD	30.00	11/22/14	750	(18,750)
Philip Morris International, Inc.	Call	USD	87.50	11/22/14	267	(53,534)
Phillips 66	Call	USD	80.00	11/22/14	220	(26,950)
Prudential Financial, Inc.	Call	USD	87.50	11/22/14	719	(185,502)
QUALCOMM, Inc.	Call	USD	77.50	11/22/14	832	(184,704)
Quest Diagnostics, Inc.	Call	USD	60.00	11/22/14	686	(274,400)
Raytheon Co.	Call	USD	97.50	11/22/14	472	(313,880)
Schlumberger Ltd.	Call	USD	110.00	11/22/14	81	(446)
Sempra Energy	Call	USD	105.00	11/22/14	487	(272,720)
Spectra Energy Corp.	Call	USD	40.00	11/22/14	561	(18,232)
SunTrust Banks, Inc.	Call	USD	38.00	11/22/14	1,648	(224,128)
The Toronto-Dominion Bank	Call	USD	50.00	11/22/14	500	(18,750)
Total SA — ADR	Call	USD	67.50	11/22/14	99	(990)
The Travelers Cos., Inc.	Call	USD	95.00	11/22/14	1,167	(706,035)
Tyco International Ltd.	Call	USD	43.00	11/22/14	1,055	(92,840)
U.S. Bancorp.	Call	USD	45.00	11/22/14	1,152	(4,608)
Unilever NV	Call	USD	40.00	11/22/14	525	(7,875)
Union Pacific Corp.	Call	USD	110.00	11/22/14	500	(347,500)
United Parcel Service, Class B	Call	USD	100.00	11/22/14	503	(251,500)
United Technologies Corp.	Call	USD	104.00	11/22/14	406	(144,130)
The Walt Disney Co.	Call	USD	92.50	11/22/14	346	(39,271)
Dominion Resources, Inc.	Call	USD	70.95	12/04/14	600	(68,581)
American Tower Corp.	Call	USD	97.25	12/05/14	200	(40,983)
Bristol-Myers Squibb Co.	Call	USD	54.50	12/05/14	482	(196,415)
Exxon Mobil Corp.	Call	USD	96.00	12/05/14	418	(77,539)
Intel Corp.	Call	USD	33.50	12/05/14	500	(56,500)
Microsoft Corp.	Call	USD	47.00	12/05/14	516	(40,506)
U.S. Bancorp.	Call	USD	41.00	12/05/14	587	(107,714)
United Technologies Corp.	Call	USD	105.00	12/05/14	406	(125,454)
Verizon Communications, Inc.	Call	USD	49.50	12/05/14	713	(89,482)
Wal-Mart Stores, Inc.	Call	USD	77.00	12/05/14	88	(7,832)
JPMorgan Chase & Co.	Call	USD	59.25	12/09/14	478	(93,960)
QUALCOMM, Inc.	Call	USD	76.05	12/09/14	274	(89,973)
Raytheon Co.	Call	USD	97.00	12/11/14	473	(344,221)
AbbVie, Inc.	Call	USD	56.25	12/12/14	390	(285,591)
Verizon Communications, Inc.	Call	USD	50.50	12/12/14	769	(57,290)
International Paper Co.	Call	USD	49.00	12/15/14	1,934	(485,171)
JPMorgan Chase & Co.	Call	USD	59.25	12/16/14	478	(98,616)
Bank of America Corp.	Call	USD	17.00	12/20/14	1,950	(106,275)
Becton Dickinson and Co.	Call	USD	115.00	12/20/14	202	(281,790)
Citigroup, Inc.	Call	USD	52.50	12/20/14	375	(74,437)
Diageo PLC — ADR	Call	USD	120.00	12/20/14	427	(74,725)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	53

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-traded options written as of October 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Exxon Mobil Corp.	Call	USD	95.00	12/20/14	418	$(119,130)
Fifth Third Bancorp.	Call	USD	20.00	12/20/14	1,233	(57,951)
General Electric Co.	Call	USD	26.00	12/20/14	1,000	(41,500)
Honeywell International, Inc.	Call	USD	95.00	12/20/14	592	(161,616)
Johnson & Johnson	Call	USD	100.00	12/20/14	816	(632,400)
JPMorgan Chase & Co.	Call	USD	62.50	12/20/14	250	(13,500)
Lockheed Martin Corp.	Call	USD	185.00	12/20/14	445	(333,750)
McDonald’s Corp.	Call	USD	95.00	12/20/14	286	(27,599)
Merck & Co., Inc.	Call	USD	57.50	12/20/14	1,094	(203,484)
Microsoft Corp.	Call	USD	47.00	12/20/14	516	(49,794)
Mondelez International, Inc., Class A	Call	USD	36.00	12/20/14	361	(24,367)
Nielsen NV	Call	USD	45.00	12/20/14	360	(9,900)
Northeast Utilities	Call	USD	48.59	12/20/14	385	(50,061)
Prudential Financial, Inc.	Call	USD	87.50	12/20/14	810	(263,250)
Raytheon Co.	Call	USD	100.00	12/20/14	471	(246,098)
Southern Copper Corp.	Call	USD	32.00	12/20/14	215	(2,688)
SunTrust Banks, Inc.	Call	USD	39.00	12/20/14	810	(77,760)
U.S. Bancorp.	Call	USD	42.00	12/20/14	588	(72,030)
Verizon Communications, Inc.	Call	USD	50.00	12/20/14	713	(78,430)
VF Corp.	Call	USD	67.50	12/20/14	560	(96,600)
Wal-Mart Stores, Inc.	Call	USD	77.50	12/20/14	88	(6,952)
The Walt Disney Co.	Call	USD	90.00	12/20/14	166	(50,381)
Wells Fargo & Co.	Call	USD	50.00	12/20/14	1,648	(515,000)
Raytheon Co.	Call	USD	100.00	1/17/15	471	(270,825)
Total						$(16,746,557)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Abbott Laboratories	UBS AG	Call	USD	44.23	11/03/14	40,000	$(1,608)
Bank of America Corp.	Morgan Stanley & Co. International PLC	Call	USD	17.40	11/03/14	61,700	(1,999)
BHP Billiton Ltd. — ADR	Morgan Stanley & Co. International PLC	Call	USD	65.12	11/03/14	54,400	(1)
Bristol-Myers Squibb Co.	Citibank N.A.	Call	USD	51.67	11/03/14	83,800	(546,270)
The Dow Chemical Co.	UBS AG	Call	USD	54.57	11/03/14	63,000	(1)
EI du Pont de Nemours & Co.	UBS AG	Call	USD	72.27	11/03/14	75,100	(20)
Intel Corp.	Citibank N.A.	Call	USD	35.48	11/03/14	148,200	(809)
Johnson Controls, Inc.	Citibank N.A.	Call	USD	47.10	11/03/14	94,700	(37,876)
Microsoft Corp.	Morgan Stanley & Co. International PLC	Call	USD	47.07	11/03/14	206,800	(44,762)
Morgan Stanley	Credit Suisse International	Call	USD	36.66	11/03/14	55,000	(64)
Schlumberger Ltd.	Citibank N.A.	Call	USD	106.02	11/03/14	8,200	(3)
Total SA — ADR	Citibank N.A.	Call	USD	64.63	11/03/14	65,600	(1)
United Parcel Service, Class B	Deutsche Bank AG	Call	USD	100.54	11/03/14	50,300	(220,139)
ACE Ltd.	Goldman Sachs International	Call	USD	108.46	11/04/14	43,100	(46,684)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	48.87	11/05/14	35,700	(160,584)
Comcast Corp., Special Class A	Citibank N.A.	Call	USD	56.88	11/06/14	171,000	(5,852)
Dominion Resources, Inc.	Morgan Stanley & Co. International PLC	Call	USD	69.56	11/06/14	48,000	(86,835)
Marathon Petroleum Corp.	Goldman Sachs International	Call	USD	89.67	11/06/14	69,400	(138,243)
NextEra Energy, Inc.	Citibank N.A.	Call	USD	96.34	11/06/14	64,400	(250,679)
Northrop Grumman Corp.	Goldman Sachs International	Call	USD	134.91	11/06/14	49,300	(165,599)
Spectra Energy Corp.	Citibank N.A.	Call	USD	41.07	11/06/14	56,100	(230)
SunTrust Banks, Inc.	Morgan Stanley & Co. International PLC	Call	USD	38.10	11/06/14	124,000	(132,771)
Weyerhaeuser Co.	Credit Suisse International	Call	USD	32.48	11/06/14	44,500	(61,247)
Mondelez International, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	36.28	11/07/14	85,200	(3,747)
American Water Works Co., Inc.	UBS AG	Call	USD	48.31	11/10/14	15,400	(77,924)
Marathon Oil Corp.	Credit Suisse International	Call	USD	36.84	11/10/14	110,000	(17,943)
VF Corp.	Citibank N.A.	Call	USD	65.29	11/10/14	54,200	(137,384)
VF Corp.	Morgan Stanley & Co. International PLC	Call	USD	66.85	11/10/14	55,600	(69,284)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	45.11	11/10/14	30,200	(137,555)
ITC Holdings Corp.	Citibank N.A.	Call	USD	36.13	11/12/14	18,300	(63,642)
American Tower Corp.	UBS AG	Call	USD	95.00	11/13/14	19,800	(59,783)
Northrop Grumman Corp.	Goldman Sachs International	Call	USD	134.91	11/13/14	49,300	(188,011)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	48.69	11/19/14	35,600	(166,736)

See Notes to Financial Statements.

54	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Over-the-counter options written as of October 31, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
ITC Holdings Corp.	Bank of America N.A.	Call	USD	35.70	11/20/14	18,300	$(71,607)
Diageo PLC — ADR	Citibank N.A.	Call	USD	111.31	11/25/14	34,200	(234,000)
Enbridge, Inc.	Goldman Sachs International	Call	CAD	53.00	12/01/14	52,000	(60,659)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	50.85	12/08/14	55,500	(139,666)
Automatic Data Processing, Inc.	Citibank N.A.	Call	USD	75.86	12/08/14	34,800	(217,866)
Comcast Corp., Special Class A	Credit Suisse International	Call	USD	53.76	12/08/14	161,200	(379,196)
MetLife, Inc.	Deutsche Bank AG	Call	USD	50.90	12/08/14	38,100	(127,178)
NextEra Energy, Inc.	Citibank N.A.	Call	USD	96.75	12/08/14	38,000	(140,525)
Abbott Laboratories	Credit Suisse International	Call	USD	41.15	12/09/14	40,100	(105,867)
Altria Group, Inc.	Citibank N.A.	Call	USD	46.31	12/09/14	37,300	(80,956)
American Express Co.	Goldman Sachs International	Call	USD	83.86	12/09/14	46,000	(296,842)
The Chubb Corp.	Credit Suisse International	Call	USD	98.00	12/09/14	42,300	(92,098)
The Chubb Corp.	Morgan Stanley & Co. International PLC	Call	USD	93.48	12/09/14	42,200	(250,410)
The Coca-Cola Co.	Citibank N.A.	Call	USD	41.25	12/09/14	41,400	(38,225)
CSX Corp.	Morgan Stanley & Co. International PLC	Call	USD	34.52	12/09/14	109,000	(173,659)
The Dow Chemical Co.	Citibank N.A.	Call	USD	48.25	12/09/14	63,600	(154,816)
EI du Pont de Nemours & Co.	Credit Suisse International	Call	USD	68.43	12/09/14	98,500	(157,426)
Marathon Oil Corp.	Morgan Stanley & Co. International PLC	Call	USD	34.57	12/09/14	23,500	(36,891)
Praxair, Inc.	Credit Suisse International	Call	USD	125.14	12/09/14	50,300	(128,429)
The Procter & Gamble Co.	Citibank N.A.	Call	USD	83.68	12/09/14	124,900	(502,254)
The Procter & Gamble Co.	UBS AG	Call	USD	86.50	12/09/14	68,800	(123,128)
Schlumberger Ltd.	Deutsche Bank AG	Call	USD	95.61	12/09/14	13,700	(65,327)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	47.59	12/09/14	13,300	(27,518)
Dominion Resources, Inc.	Morgan Stanley & Co. International PLC	Call	USD	68.92	12/10/14	31,800	(79,578)
The Kroger Co.	Goldman Sachs International	Call	USD	51.86	12/10/14	6,200	(24,915)
Weyerhaeuser Co.	Morgan Stanley & Co. International PLC	Call	USD	32.73	12/10/14	90,000	(128,012)
Occidental Petroleum Corp.	Credit Suisse International	Call	USD	90.12	12/11/14	46,600	(75,451)
ITC Holdings Corp.	Goldman Sachs International	Call	USD	35.24	12/16/14	37,100	(162,127)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	49.72	12/16/14	39,900	(31,752)
Total							$(6,930,664)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,624,813,008	—	—	$1,624,813,008
Short-Term Securities	48,015,351	—	—	48,015,351
Total	$1,672,828,359	—	—	$1,672,828,359
[1] See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	55

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(15,085,984)	$(8,591,237)	—	$(23,677,221)
[2] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$207,768	—	—	$207,768
Foreign currency at value	1,965	—	—	1,965
Cash pledged as collateral for OTC derivatives	100,000	—	—	100,000
Total	$309,733	—	—	$309,733

There were no transfers between levels during the year ended October 31, 2014.

See Notes to Financial Statements.

56	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 1.6%
Anheuser-Busch InBev NV	153,559	$17,028,814
Brazil — 0.4%
Petroleo Brasileiro SA — ADR	402,900	4,713,930
Canada — 1.3%
MEG Energy Corp. (a)	288,000	6,950,535
Suncor Energy, Inc.	185,800	6,597,503

		13,548,038
China — 3.1%
Alibaba Group Holding — ADR (a)(b)	100,300	9,889,580
Baidu, Inc. — ADR (a)(b)	45,900	10,959,543
Beijing Enterprises Water Group Ltd.	10,224,000	7,320,341
Ping An Insurance Group Co. of China Ltd., Class H	604,500	4,941,627

		33,111,091
France — 3.7%
Schneider Electric SE	136,800	10,777,932
Societe Generale SA	193,201	9,310,551
Unibail-Rodamco SE — REIT	30,600	7,846,060
Vivendi SA	506,450	12,372,206

		40,306,749
Germany — 2.6%
Daimler AG	145,000	11,305,487
Henkel AG & Co. KGaA	98,100	9,708,754
Telefonica Deutschland Holding AG	1,375,600	6,769,164

		27,783,405
Greece — 0.6%
Alpha Bank AE (a)	10,299,521	6,714,443
Hong Kong — 1.8%
AIA Group Ltd.	2,673,500	14,919,266
Melco Crown Entertainment Ltd. — ADR (b)	144,800	3,929,872

		18,849,138
India — 1.8%
HDFC Bank Ltd.	660,372	10,691,658
ITC Ltd.	1,419,900	8,214,145

		18,905,803
Indonesia — 1.0%
Global Mediacom Tbk PT	32,923,100	5,343,437
Matahari Department Store Tbk PT	4,651,623	5,632,058

		10,975,495
Ireland — 1.2%
Green REIT PLC (a)	8,117,137	12,816,693
Italy — 1.0%
Banca Generali SpA	291,290	7,728,727
Moncler SpA	222,400	3,086,746

		10,815,473
Japan — 5.5%
Kenedix Office Investment Corp. — REIT	990	5,293,929
Mitsubishi Estate Co. Ltd.	442,000	11,259,843
Nabtesco Corp.	333,400	8,068,449
Recruit Holdings Co. Ltd. (a)	70,400	2,315,851
Shinsei Bank Ltd.	4,965,000	11,158,212
SMC Corp.	20,900	5,927,939
SoftBank Corp.	75,000	5,459,956
Tokyo Tatemono Co. Ltd.	1,139,300	9,945,351

		59,429,530
Mexico — 0.5%
Cemex SAB de CV — ADR (a)	453,592	5,579,182

Common Stocks	Shares	Value
New Zealand — 0.4%
Xero Ltd. (Acquired 10/15/13, Cost $5,317,368) (a)(c)	350,000	$4,341,326
Panama — 0.6%
Copa Holdings SA, Class A	57,800	6,757,976
Peru — 0.6%
Credicorp Ltd. (b)	40,700	6,552,700
South Africa — 1.3%
Naspers Ltd., N Shares	115,900	14,456,107
South Korea — 0.5%
Hyundai Development Co.-Engineering & Construction	6,896	260,359
NAVER Corp.	7,620	5,392,081

		5,652,440
Spain — 1.9%
Abengoa Yield PLC (a)(b)	109,700	3,565,250
NH Hotel Group SA (a)	2,256,849	10,304,557
Sacyr SA (a)	1,582,242	6,952,108

		20,821,915
Sweden — 1.7%
Nordea Bank AB	756,758	9,733,238
Svenska Cellulosa AB SCA, Class B	400,127	8,965,443

		18,698,681
Switzerland — 2.5%
Novartis AG	162,800	15,108,308
Roche Holding AG	38,070	11,234,519
UBS AG	49	852

		26,343,679
Taiwan — 0.3%
Hermes Microvision, Inc.	77,042	3,622,844
United Kingdom — 6.7%
AstraZeneca PLC	180,200	13,163,260
Crest Nicholson Holdings PLC	1,501,002	8,073,000
Delphi Automotive PLC (b)	96,600	6,663,468
Foxtons Group PLC	1,664,787	4,504,315
Lloyds Banking Group PLC (a)	5,415,100	6,687,023
Metro Bank PLC (Acquired 1/16/14, Cost $5,768,771) (a)(c)	271,008	5,644,555
Nomad Holdings Ltd. (a)	556,597	6,414,780
Polypipe Group PLC	2,752,947	10,588,228
Poundland Group PLC (a)	382,700	1,928,438
Prudential PLC	352,300	8,157,832
Vodafone Group PLC — ADR	40	1,329

		71,826,228
United States — 54.5%
Abbott Laboratories (b)	261,600	11,403,144
AbbVie, Inc. (b)(d)	190,723	12,103,281
Actavis PLC (a)(b)	51,100	12,404,014
Adobe Systems, Inc. (a)(b)	98,800	6,927,856
Alkermes PLC (a)(b)	265,000	13,395,750
Allergan, Inc. (b)	70,000	13,304,200
Altria Group, Inc. (b)	293,800	14,202,292
American Airlines Group, Inc. (b)	243,200	10,056,320
Apple, Inc. (b)(d)	299,288	32,323,104
Aramark	306,200	8,546,042
Autodesk, Inc. (a)(b)	142,400	8,193,696
Bank of America Corp. (b)	656,900	11,272,404
BankUnited, Inc.	452,683	13,535,222
Best Buy Co., Inc. (b)	184,680	6,304,975

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	57

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Biogen Idec, Inc. (a)(b)	17,200	$5,522,576
BioMarin Pharmaceutical, Inc. (a)(b)	113,600	9,372,000
Cabot Oil & Gas Corp. (d)	119,009	3,701,180
Charles River Laboratories International, Inc. (a)(b)	140,200	8,855,032
Chevron Corp. (b)	168,200	20,175,590
Citigroup, Inc. (b)	167,761	8,980,246
Comcast Corp., Class A (b)	285,200	15,785,820
Concho Resources, Inc. (a)	69,200	7,544,876
Covidien PLC (b)	93,500	8,643,140
Crown Holdings, Inc. (a)(b)	153,700	7,366,841
Eastman Chemical Co.	115,700	9,346,246
Enterprise Products Partners LP (b)	172,200	6,354,180
EOG Resources, Inc. (b)	105,200	9,999,260
Facebook, Inc., Class A (a)(b)	93,800	7,034,062
FireEye, Inc. (a)	158,700	5,394,213
Flowserve Corp. (b)	95,300	6,479,447
Google, Inc., Class A (a)(b)	23,939	13,594,240
Google, Inc., Class C (a)(b)	24,239	13,551,540
The Hain Celestial Group, Inc. (a)(b)	115,141	12,464,013
The Hartford Financial Services Group, Inc. (b)	392,500	15,535,150
JPMorgan Chase & Co. (b)(d)	381,615	23,080,075
Kennedy-Wilson Holdings, Inc.	473,500	12,827,115
Kinder Morgan, Inc. (b)	254,000	9,829,800
Las Vegas Sands Corp. (b)	77,300	4,812,698
LendingClub Corp. (Acquired 5/7/14, Cost $625,247) (a)(c)	30,736	641,264
Lowe’s Cos., Inc. (b)	146,000	8,351,200
Merck & Co., Inc. (b)	274,200	15,887,148
Microsoft Corp. (b)	228,300	10,718,685
Mondelez International, Inc., Class A (b)	363,400	12,813,484
Oasis Petroleum, Inc. (a)	90,422	2,709,043
Pfizer, Inc. (b)	150,000	4,492,500
Platform Specialty Products Corp. (a)(b)	443,733	11,537,058
PVH Corp. (b)	75,000	8,576,250
Roper Industries, Inc. (b)	90,200	14,278,660
Samsonite International SA	2,561,300	8,510,496
Schlumberger Ltd. (b)(d)	119,260	11,766,192
St. Jude Medical, Inc.	86,600	5,557,122
Strategic Growth Bancorp. (Acquired 3/10/14, Cost $5,461,690) (a)(c)	438,690	5,058,096
SunPower Corp. (a)(b)(d)(e)	123,645	3,936,857
U.S. Silica Holdings, Inc.	104,700	4,701,030
United Parcel Service, Class B (b)	118,800	12,463,308
United Rentals, Inc. (a)(b)	45,049	4,958,093
WisdomTree Investments, Inc. (a)(b)	702,793	10,366,197
Yahoo!, Inc. (a)(b)	128,200	5,903,610
Yelp, Inc. (a)(b)	89,100	5,346,000

		588,793,933
Total Common Stocks — 97.1%		1,048,445,613

Investment Companies
United Kingdom — 0.5%
Kennedy Wilson Europe Real Estate PLC	302,475	5,032,218

Preferred Stocks	Shares	Value
India — 0.2%
Snapdeal.com, Series F (Acquired 5/7/14, Cost $1,871,178), 0.00% (a)(c)	266	$1,830,959
Snapdeal.com, Series G (Acquired 10/29/14, Cost $741,913), 0.00% (a)(c)	88	740,206

		2,571,165
United States — 2.5%
Hortonworks, Inc., Series D (Acquired 3/21/14, Cost $10,246,000), 0.00% (a)(c)	840,725	10,248,438
LendingClub Corp. (Acquired 4/15/14, Cost $2,810,154), 0.00% (a)(c)	138,142	2,882,139
New Relic, Inc. (Acquired 4/15/14, Cost $7,078,530), 0.00% (a)(c)	244,644	7,078,530
Palantir Technologies, Inc., Series I (Acquired 2/7/14, Cost $3,118,944), 0.00% (a)(c)	508,800	3,118,944
Uber Technologies, Inc., Series D (Acquired 6/6/14, Cost $3,845,800), 0.00% (a)(c)	61,977	3,860,653

		27,188,704
Total Preferred Stocks — 2.7%		29,759,869

Warrants (f)
United Kingdom — 0.0%
Nomad Holdings Ltd., Expires 4/10/17 (a)	556,597	297,779
Total Long Term Investments (Cost — $961,834,391) — 100.3%		1,083,535,479

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (g)(h)	9,876,038	9,876,038
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.19% (g)(h)(i)	$1,398	1,398,320
Total Short-Term Securities (Cost — $11,274,358) — 1.1%		11,274,358
Total Investments Before Options Written (Cost — $973,108,749) — 101.4%		1,094,809,837

Options Written
(Premiums Received — $10,021,049) — (1.7)%		(18,671,948)
Total Investments Net of Options Written — 99.7%		1,076,137,889
Other Assets Less Liabilities — 0.3%		3,723,619

Net Assets — 100.0%		$1,079,861,508

See Notes to Financial Statements.

58	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Restricted securities as to resale. As of October 31, 2014 the Trust held 4.2% of its net assets, with current market value of $45,445,110 and original cost of $46,885,595, in these securities.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Security, or a portion of security, is on loan.

(f)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(g)	Represents the current yield as of report date.

(h)	Investments in issuers considered to be affiliates of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2013	Net Activity	Shares/ Beneficial Interest Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	36,387,584	(26,511,546)	9,876,038	$9,513
BlackRock Liquidity Series, LLC Money Market Series	—	$1,398,320	$1,398,320	$110,061

(i)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
PVH Corp.	Call	USD	127.50	11/06/14	205	$(14)
Altria Group, Inc.	Call	USD	46.00	11/07/14	401	(90,025)
Apple, Inc.	Call	USD	103.00	11/07/14	247	(124,118)
Apple, Inc.	Call	USD	105.00	11/07/14	244	(75,640)
Bank of America Corp.	Call	USD	17.00	11/07/14	901	(22,075)
Best Buy Co., Inc.	Call	USD	33.50	11/07/14	853	(86,580)
Biogen Idec, Inc.	Call	USD	345.00	11/07/14	95	(7,125)
Chevron Corp.	Call	USD	120.00	11/07/14	347	(39,558)
EOG Resources, Inc.	Call	USD	106.00	11/07/14	322	(3,381)
Facebook, Inc., Class A	Call	USD	83.00	11/07/14	265	(398)
Google, Inc., Class A	Call	USD	610.00	11/07/14	66	(1,320)
The Hartford Financial Services Group, Inc.	Call	USD	38.50	11/07/14	539	(60,099)
JPMorgan Chase & Co.	Call	USD	61.00	11/07/14	128	(3,584)
Melco Crown Entertainment Ltd. — ADR	Call	USD	28.00	11/07/14	796	(45,770)
Merck & Co., Inc.	Call	USD	61.50	11/07/14	424	(1,908)
Pfizer, Inc.	Call	USD	29.50	11/07/14	407	(17,501)
SunPower Corp.	Call	USD	39.00	11/07/14	215	(3,010)
United Rentals, Inc.	Call	USD	112.00	11/07/14	140	(14,350)
Yahoo!, Inc.	Call	USD	44.50	11/07/14	353	(69,718)
Adobe Systems, Inc.	Call	USD	70.00	11/10/14	272	(29,569)
Alibaba Group Holding — ADR	Call	USD	92.00	11/14/14	184	(149,960)
Altria Group, Inc.	Call	USD	47.50	11/14/14	400	(42,600)
American Airlines Group, Inc.	Call	USD	35.00	11/14/14	745	(486,113)
Apple, Inc.	Call	USD	104.00	11/14/14	249	(102,713)
Bank of America Corp.	Call	USD	17.00	11/14/14	902	(29,315)
Best Buy Co., Inc.	Call	USD	32.50	11/14/14	160	(32,000)
Chevron Corp.	Call	USD	117.00	11/14/14	232	(84,680)
Citigroup, Inc.	Call	USD	53.00	11/14/14	451	(46,904)
Comcast Corp., Class A	Call	USD	55.00	11/14/14	788	(70,920)
Facebook, Inc., Class A	Call	USD	84.00	11/14/14	250	(1,125)
Google, Inc., Class C	Call	USD	580.00	11/14/14	66	(6,435)
The Hartford Financial Services Group, Inc.	Call	USD	38.50	11/14/14	540	(71,550)
JPMorgan Chase & Co.	Call	USD	61.00	11/14/14	129	(6,321)
Las Vegas Sands Corp.	Call	USD	68.00	11/14/14	131	(655)
Merck & Co., Inc.	Call	USD	63.00	11/14/14	211	(1,899)
Pfizer, Inc.	Call	USD	29.00	11/14/14	50	(4,600)
Pfizer, Inc.	Call	USD	29.50	11/14/14	200	(9,700)
Roper Industries, Inc.	Call	USD	150.05	11/14/14	304	(261,285)
Schlumberger Ltd.	Call	USD	100.00	11/14/14	304	(39,064)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	59

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Exchange-traded options written as of October 31, 2014 were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Adobe Systems, Inc.	Call	USD	70.00	11/17/14	272	$(37,995)
PVH Corp.	Call	USD	127.50	11/20/14	205	(2,611)
Abbott Laboratories	Call	USD	43.00	11/22/14	525	(53,025)
Abbott Laboratories	Call	USD	44.00	11/22/14	525	(23,888)
AbbVie, Inc.	Call	USD	62.50	11/22/14	399	(75,810)
Abengoa Yield PLC	Call	USD	40.00	11/22/14	300	(12,000)
Actavis PLC	Call	USD	240.00	11/22/14	152	(121,600)
Actavis PLC	Call	USD	245.00	11/22/14	130	(74,100)
Alibaba Group Holding — ADR	Call	USD	100.00	11/22/14	184	(73,600)
Alibaba Group Holding — ADR	Call	USD	95.00	11/22/14	183	(120,780)
Alkermes PLC	Call	USD	45.00	11/22/14	1,458	(874,800)
Allergan, Inc.	Call	USD	170.00	11/22/14	385	(789,250)
American Airlines Group, Inc.	Call	USD	40.00	11/22/14	592	(148,296)
Apple, Inc.	Call	USD	105.00	11/22/14	247	(85,215)
Autodesk, Inc.	Call	USD	57.50	11/22/14	384	(95,424)
Baidu, Inc. — ADR	Call	USD	230.00	11/22/14	33	(39,270)
BioMarin Pharmaceutical, Inc.	Call	USD	75.00	11/22/14	312	(263,640)
Charles River Laboratories International, Inc.	Call	USD	60.00	11/22/14	772	(262,480)
Citigroup, Inc.	Call	USD	55.00	11/22/14	143	(4,147)
Comcast Corp., Class A	Call	USD	55.00	11/22/14	781	(81,615)
Covidien PLC	Call	USD	92.50	11/22/14	100	(31,000)
Covidien PLC	Call	USD	95.00	11/22/14	415	(67,438)
Credicorp Ltd.	Call	USD	155.00	11/22/14	111	(74,925)
Credicorp Ltd.	Call	USD	160.00	11/22/14	110	(36,025)
Crown Holdings, Inc.	Call	USD	47.00	11/22/14	433	(60,620)
Crown Holdings, Inc.	Call	USD	48.00	11/22/14	412	(32,960)
Delphi Automotive PLC	Call	USD	67.50	11/22/14	532	(118,370)
Enterprise Products Partners LP	Call	USD	40.00	11/22/14	475	(4,750)
EOG Resources, Inc.	Call	USD	102.00	11/22/14	128	(11,904)
Flowserve Corp.	Call	USD	75.00	11/22/14	174	(3,480)
Google, Inc., Class C	Call	USD	620.00	11/22/14	67	(1,172)
The Hartford Financial Services Group, Inc.	Call	USD	38.00	11/22/14	540	(96,660)
JPMorgan Chase & Co.	Call	USD	62.50	11/22/14	248	(4,712)
Kinder Morgan, Inc.	Call	USD	37.50	11/22/14	407	(66,545)
Kinder Morgan, Inc.	Call	USD	39.00	11/22/14	300	(20,550)
Las Vegas Sands Corp.	Call	USD	70.00	11/22/14	131	(852)
Lowe’s Cos., Inc.	Call	USD	53.25	11/22/14	399	(166,979)
Merck & Co., Inc.	Call	USD	57.50	11/22/14	436	(68,452)
Pfizer, Inc.	Call	USD	30.00	11/22/14	50	(1,250)
Platform Specialty Products Corp.	Call	USD	30.00	11/22/14	500	(25,000)
Roper Industries, Inc.	Call	USD	155.00	11/22/14	192	(93,120)
Schlumberger Ltd.	Call	USD	110.00	11/22/14	65	(358)
United Parcel Service, Class B	Call	USD	100.00	11/22/14	325	(162,500)
United Rentals, Inc.	Call	USD	113.00	11/22/14	52	(10,400)
WisdomTree Investments, Inc.	Call	USD	12.00	11/22/14	1,000	(290,000)
Yahoo!, Inc.	Call	USD	45.00	11/22/14	353	(72,012)
BioMarin Pharmaceutical, Inc.	Call	USD	71.00	12/04/14	312	(407,136)
JPMorgan Chase & Co.	Call	USD	55.60	12/04/14	496	(247,435)
Apple, Inc.	Call	USD	108.00	12/05/14	494	(108,927)
Baidu, Inc. — ADR	Call	USD	225.00	12/05/14	187	(334,262)
Microsoft Corp.	Call	USD	47.00	12/05/14	1,256	(98,596)
SunPower Corp.	Call	USD	34.50	12/05/14	235	(23,852)
Yelp, Inc.	Call	USD	66.50	12/05/14	490	(52,675)
JPMorgan Chase & Co.	Call	USD	59.25	12/09/14	124	(24,375)
JPMorgan Chase & Co.	Call	USD	59.25	12/16/14	124	(25,582)
Apple, Inc.	Call	USD	100.00	12/20/14	165	(136,950)
Autodesk, Inc.	Call	USD	55.50	12/20/14	400	(164,064)
Baidu, Inc. — ADR	Call	USD	230.00	12/20/14	33	(49,912)
Citigroup, Inc.	Call	USD	52.50	12/20/14	329	(65,306)
Enterprise Products Partners LP	Call	USD	38.75	12/20/14	475	(29,688)
Flowserve Corp.	Call	USD	70.00	12/20/14	350	(42,875)
Google, Inc., Class A	Call	USD	605.00	12/20/14	66	(21,450)
The Hain Celestial Group, Inc.	Call	USD	110.00	12/20/14	304	(104,880)

See Notes to Financial Statements.

60	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Exchange-traded options written as of October 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
The Hartford Financial Services Group, Inc.	Call	USD	38.00	12/20/14	540	$(110,970)
JPMorgan Chase & Co.	Call	USD	62.50	12/20/14	850	(45,900)
Kinder Morgan, Inc.	Call	USD	37.50	12/20/14	700	(151,550)
Lowe’s Cos., Inc.	Call	USD	57.50	12/20/14	404	(65,246)
Merck & Co., Inc.	Call	USD	57.50	12/20/14	436	(81,096)
Mondelez International, Inc., Class A	Call	USD	36.00	12/20/14	363	(24,502)
Total						$(9,322,391)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Bank of America Corp.	Morgan Stanley & Co. International PLC	Call	USD	17.40	11/03/14	181,000	$(5,864)
Eastman Chemical Co.	Goldman Sachs International	Call	USD	85.32	11/03/14	63,700	(243)
Schlumberger Ltd.	Citibank N.A.	Call	USD	106.02	11/03/14	28,600	(11)
SunPower Corp.	UBS AG	Call	USD	38.51	11/03/14	23,000	—
U.S. Silica Holdings, Inc.	Credit Suisse International	Call	USD	73.80	11/03/14	29,600	—
United Parcel Service, Class B	Deutsche Bank AG	Call	USD	100.54	11/03/14	32,900	(143,988)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	566,610.00	11/04/14	120	(36,510)
Anheuser-Busch InBev NV	Deutsche Bank AG	Call	EUR	85.23	11/05/14	53,000	(227,624)
Crest Nicholson Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.27	11/05/14	50,000	(8,655)
Nabtesco Corp.	UBS AG	Call	JPY	2,580.60	11/05/14	22,500	(27,957)
NH Hotel Group SA	Bank of America N.A.	Call	EUR	3.93	11/05/14	100,000	(1,220)
Roche Holding AG	Morgan Stanley & Co. International PLC	Call	CHF	285.93	11/05/14	27,800	(40,810)
Shinsei Bank Ltd.	Goldman Sachs International	Call	JPY	241.06	11/05/14	1,365,000	(141,891)
Svenska Cellulosa AB SCA, Class B	Goldman Sachs International	Call	SEK	173.82	11/05/14	57,000	(60)
Svenska Cellulosa AB SCA, Class B	UBS AG	Call	SEK	169.19	11/05/14	80,000	(2,414)
Telefonica Deutschland Holding AG	Deutsche Bank AG	Call	EUR	4.25	11/05/14	120,000	(20)
AbbVie, Inc.	Goldman Sachs International	Call	USD	59.29	11/06/14	64,900	(271,094)
Aramark	Deutsche Bank AG	Call	USD	27.58	11/06/14	59,000	(25,847)
Henkel AG & Co. KGaA	Deutsche Bank AG	Call	EUR	84.71	11/06/14	30,000	(500)
Kennedy-Wilson Holdings, Inc.	UBS AG	Call	USD	25.83	11/06/14	32,000	(41,303)
Societe Generale SA	Goldman Sachs International	Call	EUR	41.41	11/06/14	106,000	(9,650)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	Call	GBP	43.75	11/07/14	20,000	(65,071)
Kenedix Office Investment Corp. — REIT	UBS AG	Call	JPY	556,876.91	11/07/14	65	(25,379)
Mondelez International, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	36.28	11/07/14	36,200	(1,592)
Samsonite International SA	Goldman Sachs International	Call	HKD	26.43	11/07/14	66,000	(1,494)
MEG Energy Corp.	Deutsche Bank AG	Call	CAD	35.43	11/10/14	50,000	—
Telefonica Deutschland Holding AG	Deutsche Bank AG	Call	EUR	4.25	11/10/14	120,000	(270)
Vivendi SA	Deutsche Bank AG	Call	EUR	18.21	11/10/14	139,000	(225,394)
Vivendi SA	Deutsche Bank AG	Call	EUR	19.43	11/10/14	140,000	(49,461)
AIA Group Ltd.	Citibank N.A.	Call	HKD	41.88	11/11/14	476,000	(97,266)
Beijing Enterprises Water Group Ltd.	BNP Paribas S.A.	Call	HKD	5.48	11/11/14	142,000	(2,336)
Beijing Enterprises Water Group Ltd.	Goldman Sachs International	Call	HKD	5.45	11/11/14	350,000	(6,396)
Cabot Oil & Gas Corp.	Citibank N.A.	Call	USD	33.94	11/11/14	65,500	(4,909)
Hermes Microvision, Inc.	Morgan Stanley & Co. International PLC	Call	TWD	1,312.27	11/11/14	42,000	(174,529)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	578,550.00	11/11/14	35	(7,771)
Kenedix Office Investment Corp. — REIT	UBS AG	Call	JPY	579,360.00	11/11/14	90	(19,468)
Mitsubishi Estate Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	2,312.85	11/11/14	98,000	(478,623)
Nabtesco Corp.	Goldman Sachs International	Call	JPY	2,635.20	11/11/14	52,000	(46,970)
Naspers Ltd., N Shares	Deutsche Bank AG	Call	ZAR	1,342.92	11/11/14	28,000	(135,919)
NAVER Corp.	Citibank N.A.	Call	KRW	857,990.00	11/11/14	1,590	(750)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	4.32	11/11/14	50,000	(213)
Samsonite International SA	Citibank N.A.	Call	HKD	25.99	11/11/14	355,200	(19,396)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	61

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Over-the-counter options written as of October 31, 2014 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	25.67	11/11/14	71,100	$(5,144)
Schneider Electric SE	Deutsche Bank AG	Call	EUR	59.07	11/11/14	75,400	(367,257)
SMC Corp.	Morgan Stanley & Co. International PLC	Call	JPY	30,303.18	11/11/14	6,300	(95,804)
SoftBank Corp.	Morgan Stanley & Co. International PLC	Call	JPY	8,075.17	11/11/14	41,000	(88,843)
Telefonica Deutschland Holding AG	Deutsche Bank AG	Call	EUR	4.20	11/11/14	100,000	(1,413)
Tokyo Tatemono Co. Ltd.	Citibank N.A.	Call	JPY	859.76	11/11/14	85,000	(91,405)
Kennedy-Wilson Holdings, Inc.	Deutsche Bank AG	Call	USD	24.86	11/12/14	35,000	(78,493)
Aramark	UBS AG	Call	USD	26.49	11/13/14	41,900	(70,268)
Lloyds Banking Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	0.77	11/13/14	1,490,000	(42,586)
Platform Specialty Products Corp.	Credit Suisse International	Call	USD	27.52	11/13/14	75,000	(25,936)
AIA Group Ltd.	UBS AG	Call	HKD	41.76	11/14/14	515,000	(115,984)
Beijing Enterprises Water Group Ltd.	BNP Paribas S.A.	Call	HKD	5.50	11/14/14	142,000	(2,233)
Beijing Enterprises Water Group Ltd.	Goldman Sachs International	Call	HKD	5.51	11/14/14	350,000	(5,367)
Kenedix Office Investment Corp. — REIT	Bank of America N.A.	Call	JPY	578,340.00	11/14/14	30	(6,931)
Nabtesco Corp.	Goldman Sachs International	Call	JPY	2,648.11	11/14/14	52,000	(45,211)
Nabtesco Corp.	UBS AG	Call	JPY	2,465.53	11/14/14	17,500	(39,555)
NAVER Corp.	Citibank N.A.	Call	KRW	807,520.00	11/14/14	2,600	(13,727)
Samsonite International SA	Barclays Bank PLC	Call	HKD	26.21	11/14/14	139,800	(6,935)
Samsonite International SA	Citibank N.A.	Call	HKD	25.85	11/14/14	270,900	(18,694)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	25.93	11/14/14	71,100	(4,694)
Telefonica Deutschland Holding AG	Bank of America N.A.	Call	EUR	4.28	11/14/14	75,000	(317)
Beijing Enterprises Water Group Ltd.	UBS AG	Call	HKD	5.27	11/18/14	1,600,000	(63,203)
Henkel AG & Co. KGaA	Deutsche Bank AG	Call	EUR	80.52	11/18/14	24,000	(33,535)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	575,700.00	11/18/14	10	(2,569)
BankUnited, Inc.	Bank of America N.A.	Call	USD	30.90	11/19/14	49,500	(7,603)
Cemex SAB de CV — ADR	Deutsche Bank AG	Call	USD	13.53	11/19/14	126,800	(2,123)
Kennedy-Wilson Holdings, Inc.	Bank of America N.A.	Call	USD	24.04	11/19/14	42,000	(128,100)
Nabtesco Corp.	UBS AG	Call	JPY	2,465.53	11/19/14	17,500	(39,869)
Nabtesco Corp.	UBS AG	Call	JPY	2,580.60	11/19/14	22,500	(30,983)
Samsonite International SA	UBS AG	Call	HKD	23.42	11/19/14	183,000	(56,034)
Shinsei Bank Ltd.	Goldman Sachs International	Call	JPY	241.06	11/19/14	1,365,000	(161,082)
AIA Group Ltd.	Barclays Bank PLC	Call	HKD	43.15	11/24/14	476,000	(66,469)
Anheuser-Busch InBev NV	Deutsche Bank AG	Call	EUR	85.07	11/25/14	31,000	(156,490)
Beijing Enterprises Water Group Ltd.	UBS AG	Call	HKD	5.27	11/25/14	1,600,000	(65,350)
Kenedix Office Investment Corp. — REIT	UBS AG	Call	JPY	577,942.20	11/25/14	92	(23,626)
NH Hotel Group SA	Bank of America N.A.	Call	EUR	3.65	11/25/14	80,000	(17,461)
Novartis AG	UBS AG	Call	CHF	85.02	11/25/14	33,600	(158,736)
Ping An Insurance Group Co. of China Ltd., Class H	UBS AG	Call	HKD	58.65	11/25/14	165,000	(105,727)
Samsonite International SA	UBS AG	Call	HKD	23.42	11/25/14	183,000	(56,576)
Kennedy-Wilson Holdings, Inc.	Deutsche Bank AG	Call	USD	24.86	11/26/14	20,000	(46,390)
Mitsubishi Estate Co. Ltd.	UBS AG	Call	JPY	2,326.08	11/26/14	47,000	(224,049)
Tokyo Tatemono Co. Ltd.	Goldman Sachs International	Call	JPY	815.36	11/26/14	271,000	(398,642)
Prudential PLC	Morgan Stanley & Co. International PLC	Call	GBP	14.30	12/01/14	194,000	(141,482)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	3.44	12/02/14	75,000	(29,633)
Lloyds Banking Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	0.77	12/03/14	1,490,000	(62,841)
Nordea Bank AB	Morgan Stanley & Co. International PLC	Call	SEK	92.44	12/03/14	216,200	(109,346)
Unibail-Rodamco SE — REIT	Deutsche Bank AG	Call	EUR	196.48	12/03/14	8,400	(100,489)
FireEye, Inc.	Credit Suisse International	Call	USD	33.57	12/04/14	43,600	(129,772)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	570,430.00	12/04/14	92	(30,138)
Mitsubishi Estate Co. Ltd.	Barclays Bank PLC	Call	JPY	2,378.65	12/04/14	99,000	(426,046)
Naspers Ltd., N Shares	Goldman Sachs International	Call	ZAR	1,300.28	12/04/14	35,400	(342,678)
Samsonite International SA	Goldman Sachs International	Call	HKD	25.11	12/04/14	66,000	(10,495)
St. Jude Medical, Inc.	Credit Suisse International	Call	USD	60.78	12/04/14	47,700	(173,193)

See Notes to Financial Statements.

62	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Over-the-counter options written as of October 31, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Aramark	UBS AG	Call	USD	26.33	12/08/14	29,000	$(59,549)
Kennedy-Wilson Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	25.03	12/08/14	47,800	(100,469)
Mondelez International, Inc., Class A	Deutsche Bank AG	Call	USD	34.45	12/08/14	127,400	(174,944)
Abbott Laboratories	Credit Suisse International	Call	USD	43.16	12/09/14	39,000	(45,096)
Altria Group, Inc.	Citibank N.A.	Call	USD	46.31	12/09/14	81,500	(176,888)
AstraZeneca PLC	UBS AG	Call	GBP	43.29	12/10/14	79,000	(392,320)
BankUnited, Inc.	Deutsche Bank AG	Call	USD	30.90	12/10/14	66,000	(16,942)
Kenedix Office Investment Corp. — REIT	UBS AG	Call	JPY	573,959.36	12/10/14	10	(3,154)
Tokyo Tatemono Co. Ltd.	Bank of America N.A.	Call	JPY	810.78	12/10/14	271,000	(410,204)
Beijing Enterprises Water Group Ltd.	Goldman Sachs International	Call	HKD	5.43	12/11/14	700,000	(21,105)
Kennedy-Wilson Holdings, Inc.	Goldman Sachs International	Call	USD	25.56	12/11/14	35,100	(58,405)
Pfizer, Inc.	Morgan Stanley & Co. International PLC	Call	USD	29.42	12/11/14	11,800	(8,334)
Unibail-Rodamco SE — REIT	Deutsche Bank AG	Call	EUR	197.45	12/12/14	8,400	(97,709)
Aramark	Deutsche Bank AG	Call	USD	28.13	12/15/14	38,600	(20,079)
Daimler AG	UBS AG	Call	EUR	61.80	12/16/14	40,000	(112,482)
Nordea Bank AB	UBS AG	Call	SEK	93.61	12/16/14	200,000	(91,228)
BankUnited, Inc.	Morgan Stanley & Co. International PLC	Call	USD	30.90	12/17/14	67,000	(20,308)
NH Hotel Group SA	Bank of America N.A.	Call	EUR	3.67	12/17/14	75,000	(21,390)
SMC Corp.	Citibank N.A.	Call	JPY	29,566.15	12/18/14	5,200	(127,923)
Novartis AG	Deutsche Bank AG	Call	CHF	87.77	1/06/15	56,000	(184,527)
BankUnited, Inc.	Credit Suisse International	Call	USD	30.90	1/07/15	66,000	(24,710)
Beijing Enterprises Water Group Ltd.	Citibank N.A.	Call	HKD	5.55	1/08/15	700,000	(16,564)
Kennedy-Wilson Holdings, Inc.	Deutsche Bank AG	Call	USD	26.76	1/09/15	48,000	(49,569)
The Hain Celestial Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	104.75	1/15/15	32,900	(239,263)
Total							$(9,349,557)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets and liabilities or the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$17,028,814	—	$17,028,814
Brazil	$4,713,930	—	—	4,713,930
Canada	13,548,038	—	—	13,548,038
China	20,849,123	12,261,968	—	33,111,091
France	—	40,306,749	—	40,306,749
Germany	—	27,783,405	—	27,783,405

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	63

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Greece	—	$6,714,443	—	$6,714,443
Hong Kong	$3,929,872	14,919,266	—	18,849,138
India	8,214,145	10,691,658	—	18,905,803
Indonesia	—	10,975,495	—	10,975,495
Ireland	12,816,693	—	—	12,816,693
Italy	—	10,815,473	—	10,815,473
Japan	2,315,851	57,113,679	—	59,429,530
Mexico	5,579,182	—	—	5,579,182
New Zealand	—	4,341,326	—	4,341,326
Panama	6,757,976	—	—	6,757,976
Peru	6,552,700	—	—	6,552,700
South Africa	—	14,456,107	—	14,456,107
South Korea	260,359	5,392,081	—	5,652,440
Spain	3,565,250	17,256,665	—	20,821,915
Sweden	—	18,698,681	—	18,698,681
Switzerland	—	26,343,679	—	26,343,679
Taiwan	—	3,622,844	—	3,622,844
United Kingdom	15,008,015	51,173,658	$5,644,555	71,826,228
United States	574,584,077	8,510,496	5,699,360	588,793,933
Investment Companies	5,032,218	—	—	5,032,218
Preferred Stocks	—	—	29,759,869	29,759,869
Warrants	297,779	—	—	297,779
Short-Term Securities	9,876,038	1,398,320	—	11,274,358
Total	$693,901,246	$359,804,807	$41,103,784	$1,094,809,837

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts.	$(7,955,341)	$(10,716,607)	—	$(18,671,948)
[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$122,460	—	—	$122,460
Foreign currency at value	879,256	—	—	879,256
Liabilities:
Collateral on securities loaned at value	—	$(1,398,320)	—	(1,398,320)
Total	$1,001,716	$(1,398,320)	—	$(396,604)

Transfers between Level 1 and Level 2 were as follows:
	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$46,188,008	$46,188,008	—
[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

64	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust (BOE)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of October 31, 2013	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation	$(511,793)	$47,350	$(464,443)
Purchases	11,855,708	29,712,519	41,568,227
Sales	—	—	—

Closing Balance, as of October 31, 2014	$11,343,915	$29,759,869	$41,103,784

Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014	$(511,793)	$47,350	$(464,443)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of October 31, 2014. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $740,206. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$5,644,555	Market Comparable Companies	Price to Tangible Book Value Multiple[1]	1.70x
	5,058,096	Market Comparable Companies	Price to Tangible Book Value Multiple[1]	1.15x
			P/E Multiple[1]	7.75x
	641,264	Market Comparable Companies	Net Revenue Multiple[1]	18.25x
Preferred Stocks	3,860,653	Market Comparable Companies	Bookings Multiple[1]	5.63x
			Implied Volatility[1]	64.00%
	10,248,438	Market Comparable Companies	Implied 2016P Revenue Multiple[1]	5.50x
	3,118,944	Market Comparable Companies	Implied 2015P Revenue Multiple1	11.50x
	7,078,530	Market Comparable Companies	Implied 2016P Revenue Multiple[1]	7.00x
	1,830,959	Market Comparable Companies	Current Fiscal Year Revenue Multiple[1]	2.28x
			Implied Volatility[1]	65.00%
	2,882,139	Market Comparable Companies	Net Revenue Multiple[1]	18.25x
Total	$40,363,578

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	65

Schedule of Investments October 31, 2014	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 28.1%
Acceleron Pharma, Inc. (a)(b)	12,100	$447,458
Acorda Therapeutics, Inc. (a)(b)	15,200	529,264
Actelion Ltd.	13,000	1,548,238
Adamas Pharmaceuticals, Inc. (a)	5,700	86,811
Agios Pharmaceuticals, Inc. (a)(b)	18,100	1,520,943
Alder Biopharmaceuticals, Inc. (a)	17,500	313,425
Alexion Pharmaceuticals, Inc. (a)(b)	51,660	9,885,658
Alkermes PLC (a)	60,200	3,043,110
Amgen, Inc. (b)	60,600	9,828,108
Anacor Pharmaceuticals, Inc. (a)	10,600	311,746
Aquinox Pharmaceuticals, Inc. (a)	6,800	45,492
Array BioPharma, Inc. (a)	88,100	316,279
Avalanche Biotechnologies, Inc. (a)	3,400	121,992
BioCryst Pharmaceuticals, Inc. (a)(b)	16,900	198,068
Biogen Idec, Inc. (a)(b)	29,900	9,600,292
BioMarin Pharmaceutical, Inc. (a)(b)	52,600	4,339,500
Biota Pharmaceuticals, Inc. (a)	38,100	93,345
Bluebird Bio, Inc. (a)(b)	3,200	134,368
Celgene Corp. (a)(b)	99,186	10,621,826
Celldex Therapeutics, Inc. (a)(b)	22,600	378,550
Clovis Oncology, Inc. (a)(b)	18,900	1,127,574
Conatus Pharmaceuticals, Inc. (a)	8,700	62,640
Concert Pharmaceuticals, Inc. (a)	9,200	134,596
Dyax Corp. (a)(b)	56,027	693,054
Genomic Health, Inc. (a)	13,200	479,688
Gilead Sciences, Inc. (a)(b)	48,900	5,476,800
Incyte Corp. (a)(b)	34,300	2,300,158
Infinity Pharmaceuticals, Inc. (a)	52,700	717,774
Isis Pharmaceuticals, Inc. (a)	15,700	723,142
Karyopharm Therapeutics, Inc. (a)(b)	30,953	1,271,549
Kite Pharma, Inc. (Acquired 6/25/14, cost $222,000) (a)(c)	14,655	514,984
Medivation, Inc. (a)(b)	17,900	1,892,030
Neurocrine Biosciences, Inc. (a)(b)	60,362	1,117,904
Otonomy, Inc. (a)	6,400	168,640
ProQR Therapeutics NV (a)	4,100	52,603
Protalix BioTherapeutics, Inc. (a)	122,100	268,620
Puma Biotechnology, Inc. (a)(b)	12,500	3,132,500
Receptos, Inc. (a)(b)	16,100	1,668,765
Regeneron Pharmaceuticals, Inc. (a)(b)	11,158	4,393,128
Sage Therapeutics, Inc. (a)	2,000	78,240
Sage Therapeutics, Inc. (Acquired 3/10/14,cost $631,483) (a)(c)	47,342	1,759,418
Seattle Genetics, Inc. (a)(b)	33,867	1,241,903
Ultragenyx Pharmaceutical, Inc. (a)	44,249	2,080,146
uniQure B.V. (a)	7,000	79,520
Vertex Pharmaceuticals, Inc. (a)(b)	30,505	3,436,083

		88,235,932
Chemicals — 0.9%
Sigma-Aldrich Corp.	19,800	2,691,018
Health Care Equipment & Supplies — 18.3%
Abbott Laboratories (b)	146,000	6,364,140
Alere, Inc. (a)(b)	18,600	743,442
Align Technology, Inc. (a)(b)	11,000	578,820
AtriCure, Inc. (a)	25,562	445,801
Baxter International, Inc. (b)	47,100	3,303,594
Becton Dickinson and Co. (b)	27,300	3,513,510
Boston Scientific Corp. (a)(b)	224,600	2,982,688
CareFusion Corp. (a)	54,900	3,149,613
Coloplast A/S, Class B	24,700	2,152,883
The Cooper Cos., Inc. (b)	13,000	2,130,700
Covidien PLC (b)	69,300	6,406,092
DENTSPLY International, Inc. (b)	12,800	649,856

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
DexCom, Inc. (a)(b)	23,200	$1,042,840
Edwards Lifesciences Corp. (a)	37,299	4,510,195
Insulet Corp. (a)(b)	8,500	366,945
Intuitive Surgical, Inc. (a)(b)	6,100	3,024,380
Masimo Corp. (a)	16,600	418,984
Medtronic, Inc. (b)	66,900	4,559,904
PW Medtech Group Ltd. (a)	928,400	586,185
St. Jude Medical, Inc.	44,700	2,868,399
Stryker Corp. (b)	63,300	5,540,649
Thoratec Corp. (a)(b)	12,700	345,186
Volcano Corp. (a)	22,500	227,700
Zimmer Holdings, Inc. (b)	13,300	1,479,492

		57,391,998
Health Care Providers & Services — 14.6%
Aetna, Inc. (b)	28,211	2,327,690
AmerisourceBergen Corp. (b)	19,500	1,665,495
Cardinal Health, Inc. (b)	60,230	4,726,850
Cigna Corp. (b)	49,700	4,948,629
Envision Healthcare Holdings, Inc. (a)	58,400	2,041,080
Express Scripts Holding Co. (a)(b)	21,276	1,634,422
HCA Holdings, Inc. (a)(b)	71,694	5,022,165
HealthEquity, Inc. (a)	6,200	126,480
McKesson Corp. (b)	35,700	7,261,737
Premier, Inc., Class A (a)	30,900	1,031,442
Team Health Holdings, Inc. (a)(b)	29,500	1,844,930
UnitedHealth Group, Inc. (b)	90,334	8,582,633
Universal Health Services, Inc., Class B (b)	27,900	2,893,509
WellPoint, Inc. (b)	13,700	1,735,653

		45,842,715
Health Care Technology — 0.7%
Cerner Corp. (a)(b)	36,200	2,292,908
Life Sciences Tools & Services — 3.9%
Charles River Laboratories International, Inc. (a)	47,600	3,006,416
ICON PLC (a)(b)	14,000	736,540
Illumina, Inc. (a)(b)	25,500	4,910,790
Thermo Fisher Scientific, Inc. (b)	30,600	3,597,642

		12,251,388
Pharmaceuticals — 34.4%
AbbVie, Inc. (b)(d)	158,184	10,038,357
Achaogen, Inc. (a)	13,794	146,492
Actavis PLC (a)(b)	29,324	7,118,108
Allergan, Inc. (b)	32,900	6,252,974
AstraZeneca PLC	68,700	5,018,402
Bayer AG	24,600	3,518,332
Bristol-Myers Squibb Co. (b)	101,100	5,883,009
Catalent, Inc. (a)	24,100	627,323
Chugai Pharmaceutical Co. Ltd.	56,600	1,769,471
Dermira, Inc. (a)	12,500	192,125
Eli Lilly & Co.	83,500	5,538,555
Intra-Cellular Therapies, Inc. (a)	66,181	1,025,806
Jazz Pharmaceuticals PLC (a)(b)	6,600	1,114,344
Johnson & Johnson (b)	82,370	8,877,839
Mallinckrodt PLC (a)(b)	33,600	3,097,248
Merck & Co., Inc. (b)	156,500	9,067,610
Mylan, Inc. (a)(b)	67,000	3,587,850
Novartis AG	90,600	8,407,940
Pacira Pharmaceuticals, Inc. (a)(b)	3,300	306,306
Perrigo Co. PLC (b)	27,100	4,375,295
Pfizer, Inc. (b)	131,000	3,923,450
Phibro Animal Health Corp., Class A	21,000	544,320
Roche Holding AG	14,600	4,308,484

66	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Salix Pharmaceuticals Ltd. (a)(b)	9,700	$1,395,345
Shire PLC — ADR (b)	14,700	2,937,060
Teva Pharmaceutical Industries Ltd. — ADR (b)	85,200	4,811,244
Valeant Pharmaceuticals International, Inc. (a)(b)	24,400	3,246,176
Zoetis, Inc. (b)	27,600	1,025,616

		108,155,081
Total Common Stocks — 100.9%		316,861,040

Preferred Stocks
ProNAi Therapeutics, Inc., Series D (Acquired 4/15/14, cost $270,735) (a)(c)	386,764	270,735
Spark Therapeutics (Acquired 5/23/14, cost $154,641) (a)(c)	96,050	154,642

		425,377
Total Preferred Stocks — 0.2%		425,377
Total Long-Term Investments (Cost — $202,207,532) — 101.1%		317,286,417

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)	433,398	$433,398
Total Short-Term Securities (Cost — $433,398) — 0.1%		433,398
Total Investments Before Options Written (Cost — $202,640,930) — 101.2%		317,719,815

Options Written
(Premiums Received — $3,053,730) — (1.3)%		(4,206,661)
Total Investments Net of Options Written — 99.9%		313,513,154
Other Assets Less Liabilities — 0.1%		419,851

Net Assets — 100.0%		$313,933,005

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Restricted securities as to resale. As of October 31, 2014 the Trust held 0.9% of its net assets, with current market value of $2,699,779 and the original cost of $1,278,859, in these securities.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Represents the current yield as of report date.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at October 31, 2013	Net Activity	Shares Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,144,662	(711,264)	433,398	$2,339
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$8,206

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Dyax Corp.	Call	USD	11.05	11/03/14	196	$(25,907)
Incyte Corp.	Call	USD	56.00	11/03/14	20	(22,122)
Universal Health Services, Inc., Class B	Call	USD	111.00	11/03/14	100	(8)
Cardinal Health, Inc.	Call	USD	77.55	11/06/14	207	(26,288)
Cigna Corp.	Call	USD	96.65	11/06/14	85	(26,080)
Baxter International, Inc.	Call	USD	73.00	11/07/14	82	(410)
Biogen Idec, Inc.	Call	USD	345.00	11/07/14	51	(3,825)
Express Scripts Holding Co.	Call	USD	73.50	11/07/14	36	(12,240)
Gilead Sciences, Inc.	Call	USD	113.00	11/07/14	100	(18,350)
Mallinckrodt PLC	Call	USD	94.00	11/07/14	65	(5,200)
Merck & Co., Inc.	Call	USD	61.50	11/07/14	314	(1,413)
Pfizer, Inc.	Call	USD	29.50	11/07/14	103	(4,429)
Puma Biotechnology, Inc.	Call	USD	280.00	11/07/14	43	(11,180)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	55.00	11/07/14	70	(11,620)
Aetna, Inc.	Call	USD	82.00	11/14/14	99	(16,088)

ANNUAL REPORT	OCTOBER 31, 2014	67

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Exchange-traded options written as of October 31, 2014 were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Alexion Pharmaceuticals, Inc.	Call	USD	190.00	11/14/14	200	$(107,000)
Allergan, Inc.	Call	USD	180.00	11/14/14	125	(146,875)
Amgen, Inc.	Call	USD	149.00	11/14/14	215	(270,360)
Celgene Corp.	Call	USD	101.00	11/14/14	380	(250,800)
HCA Holdings, Inc.	Call	USD	70.50	11/14/14	430	(76,325)
Illumina, Inc.	Call	USD	190.00	11/14/14	100	(60,000)
Johnson & Johnson	Call	USD	105.00	11/14/14	300	(87,000)
Medtronic, Inc.	Call	USD	66.00	11/14/14	125	(29,688)
Medtronic, Inc.	Call	USD	66.50	11/14/14	120	(23,880)
Merck & Co., Inc.	Call	USD	63.00	11/14/14	88	(792)
Regeneron Pharmaceuticals, Inc.	Call	USD	410.00	11/14/14	50	(30,000)
UnitedHealth Group, Inc.	Call	USD	92.00	11/14/14	350	(126,000)
Valeant Pharmaceuticals International, Inc.	Call	USD	131.00	11/14/14	50	(25,750)
Acceleron Pharma, Inc.	Call	USD	35.00	11/18/14	50	(16,272)
Agios Pharmaceuticals, Inc.	Call	USD	80.00	11/18/14	70	(47,258)
BioMarin Pharmaceutical, Inc.	Call	USD	82.00	11/18/14	200	(60,758)
Abbott Laboratories	Call	USD	43.00	11/22/14	300	(30,300)
AbbVie, Inc.	Call	USD	62.50	11/22/14	290	(55,100)
Acorda Therapeutics, Inc.	Call	USD	37.00	11/22/14	50	(4,750)
Actavis PLC	Call	USD	230.00	11/22/14	50	(74,750)
Actavis PLC	Call	USD	240.00	11/22/14	51	(40,800)
Alere, Inc.	Call	USD	39.00	11/22/14	125	(23,125)
Align Technology, Inc.	Call	USD	55.00	11/22/14	38	(1,710)
AmerisourceBergen Corp.	Call	USD	77.50	11/22/14	33	(26,070)
AmerisourceBergen Corp.	Call	USD	80.00	11/22/14	34	(18,530)
Baxter International, Inc.	Call	USD	75.00	11/22/14	82	(410)
Becton Dickinson and Co.	Call	USD	125.00	11/22/14	60	(27,600)
BioCryst Pharmaceuticals, Inc.	Call	USD	14.00	11/22/14	60	(1,920)
Bluebird Bio, Inc.	Call	USD	50.00	11/22/14	12	(960)
Boston Scientific Corp.	Call	USD	13.00	11/22/14	400	(18,600)
Celgene Corp.	Call	USD	107.00	11/22/14	88	(25,168)
Cigna Corp.	Call	USD	95.00	11/22/14	88	(44,660)
Clovis Oncology, Inc.	Call	USD	60.00	11/22/14	75	(41,250)
The Cooper Cos., Inc.	Call	USD	160.00	11/22/14	46	(31,740)
Covidien PLC	Call	USD	92.50	11/22/14	98	(30,380)
Covidien PLC	Call	USD	95.00	11/22/14	145	(23,562)
Express Scripts Holding Co.	Call	USD	75.00	11/22/14	37	(8,936)
Gilead Sciences, Inc.	Call	USD	110.00	11/22/14	77	(39,848)
ICON PLC	Call	USD	55.00	11/22/14	50	(3,500)
Insulet Corp.	Call	USD	40.00	11/22/14	30	(12,150)
Intuitive Surgical, Inc.	Call	USD	490.00	11/22/14	11	(18,865)
Jazz Pharmaceuticals PLC	Call	USD	180.00	11/22/14	25	(6,188)
Johnson & Johnson	Call	USD	105.00	11/22/14	36	(11,340)
Karyopharm Therapeutics, Inc.	Call	USD	40.00	11/22/14	50	(19,500)
Karyopharm Therapeutics, Inc.	Call	USD	45.00	11/22/14	50	(8,750)
Mallinckrodt PLC	Call	USD	95.00	11/22/14	52	(9,360)
McKesson Corp.	Call	USD	200.00	11/22/14	126	(76,860)
Medivation, Inc.	Call	USD	98.00	11/22/14	62	(66,114)
Merck & Co., Inc.	Call	USD	57.50	11/22/14	72	(11,304)
Mylan, Inc.	Call	USD	50.00	11/22/14	100	(38,500)
Mylan, Inc.	Call	USD	55.00	11/22/14	200	(18,100)
Neurocrine Biosciences, Inc.	Call	USD	18.00	11/22/14	225	(32,063)
Pacira Pharmaceuticals, Inc.	Call	USD	110.00	11/22/14	11	(990)
Perrigo Co. PLC	Call	USD	150.00	11/22/14	94	(122,200)
Pfizer, Inc.	Call	USD	31.00	11/22/14	350	(1,575)
Salix Pharmaceuticals Ltd.	Call	USD	159.00	11/22/14	41	(9,477)
Seattle Genetics, Inc.	Call	USD	45.00	11/22/14	153	(5,355)
Stryker Corp.	Call	USD	85.00	11/22/14	102	(33,915)
Team Health Holdings, Inc.	Call	USD	60.00	11/22/14	100	(34,500)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	55.00	11/22/14	230	(44,965)
Thermo Fisher Scientific, Inc.	Call	USD	125.00	11/22/14	105	(3,412)
Thoratec Corp.	Call	USD	29.00	11/22/14	45	(2,362)
Valeant Pharmaceuticals International, Inc.	Call	USD	135.00	11/22/14	40	(15,800)

68	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Exchange-traded options written as of October 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Vertex Pharmaceuticals, Inc.	Call	USD	120.00	11/22/14	10	$(1,275)
Vertex Pharmaceuticals, Inc.	Call	USD	130.00	11/22/14	45	(13,050)
Zoetis, Inc.	Call	USD	37.00	11/22/14	94	(10,340)
Shire PLC — ADR	Call	USD	195.00	12/05/14	52	(57,200)
WellPoint, Inc.	Call	USD	123.00	12/05/14	47	(24,910)
DENTSPLY International, Inc.	Call	USD	46.00	12/15/14	45	(21,757)
Becton Dickinson and Co.	Call	USD	125.00	12/20/14	46	(23,920)
Boston Scientific Corp.	Call	USD	13.00	12/20/14	385	(23,870)
Bristol-Myers Squibb Co.	Call	USD	60.00	12/20/14	400	(47,200)
Celldex Therapeutics, Inc.	Call	USD	18.00	12/20/14	80	(9,600)
Cerner Corp.	Call	USD	60.00	12/20/14	125	(51,250)
DexCom, Inc.	Call	USD	45.00	12/20/14	80	(25,200)
Merck & Co., Inc.	Call	USD	57.50	12/20/14	72	(13,392)
Vertex Pharmaceuticals, Inc.	Call	USD	110.00	12/20/14	51	(39,525)
Zimmer Holdings, Inc.	Call	USD	105.00	12/20/14	47	(33,370)
Receptos, Inc.	Call	USD	96.00	1/02/15	56	(85,809)
Receptos, Inc.	Put	USD	80.00	11/22/14	38	(1,425)
Receptos, Inc.	Put	USD	85.00	11/22/14	36	(2,250)
Receptos, Inc.	Put	USD	90.00	11/22/14	34	(4,675)
Total						$(3,211,250)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Abbott Laboratories	UBS AG	Call	USD	44.23	11/03/14	19,600	$(788)
Biogen Idec, Inc.	Credit Suisse International	Call	USD	352.11	11/03/14	5,200	(3)
Eli Lilly & Co.	Citibank N.A.	Call	USD	67.27	11/03/14	28,700	(2,565)
Infinity Pharmaceuticals, Inc.	Deutsche Bank AG	Call	USD	16.75	11/03/14	18,500	(8)
St. Jude Medical, Inc.	UBS AG	Call	USD	63.88	11/03/14	15,700	(9,815)
Catalent, Inc.	Morgan Stanley & Co. International PLC	Call	USD	24.98	11/05/14	17,300	(20,817)
Envision Healthcare Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	37.32	11/05/14	20,000	(387)
Genomic Health, Inc.	Goldman Sachs International	Call	USD	31.76	11/05/14	5,000	(22,904)
Isis Pharmaceuticals, Inc.	Morgan Stanley & Co. International PLC	Call	USD	44.00	11/05/14	6,000	(14,302)
Premier, Inc., Class A	Goldman Sachs International	Call	USD	31.85	11/05/14	11,000	(16,978)
Roche Holding AG	Morgan Stanley & Co. International PLC	Call	CHF	285.93	11/05/14	5,000	(7,340)
AbbVie, Inc.	Goldman Sachs International	Call	USD	59.29	11/06/14	25,400	(106,099)
HCA Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	74.13	11/06/14	13,500	(1,223)
Stryker Corp.	Citibank N.A.	Call	USD	85.53	11/06/14	12,000	(27,066)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	Call	GBP	43.75	11/07/14	11,500	(37,416)
Actelion Ltd.	Goldman Sachs International	Call	CHF	110.86	11/10/14	3,300	(15,233)
Bayer AG	Goldman Sachs International	Call	EUR	107.18	11/11/14	8,500	(75,607)
Chugai Pharmaceutical Co. Ltd.	Goldman Sachs International	Call	JPY	3,240.99	11/11/14	20,000	(48,277)
PW Medtech Group Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	4.38	11/11/14	165,000	(11,153)
PW Medtech Group Ltd.	Goldman Sachs International	Call	HKD	4.48	11/14/14	165,000	(9,140)
Actelion Ltd.	Goldman Sachs International	Call	CHF	104.68	11/18/14	1,200	(12,802)
Alkermes PLC	UBS AG	Call	USD	46.50	11/18/14	22,000	(101,487)
Charles River Laboratories International, Inc.	Morgan Stanley & Co. International PLC	Call	USD	63.75	11/18/14	18,000	(14,547)
Edwards Lifesciences Corp.	Citibank N.A.	Call	USD	117.50	11/18/14	14,000	(63,893)
Incyte Corp.	UBS AG	Call	USD	57.00	11/18/14	10,000	(103,527)
Coloplast A/S, Class B	Bank of America N.A.	Call	DKK	462.45	11/19/14	8,700	(80,918)
Novartis AG	UBS AG	Call	CHF	85.02	11/25/14	16,500	(77,951)
AstraZeneca PLC	UBS AG	Call	GBP	43.29	12/10/14	12,500	(62,076)
Novartis AG	Deutsche Bank AG	Call	CHF	87.77	1/06/15	15,500	(51,074)
Alkermes PLC	Citibank N.A.	Put	USD	42.03	11/10/14	20,500	(15)
Total							$(995,411)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value

ANNUAL REPORT	OCTOBER 31, 2014	69

Schedule of Investments (concluded)	BlackRock Health Sciences Trust (BME)

measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology.	$84,413,292	$3,822,640	—	$88,235,932
Chemicals	2,691,018	—	—	2,691,018
Health Care Equipment & Supplies	54,652,930	2,739,068	—	57,391,998
Health Care Providers & Services	45,842,715	—	—	45,842,715
Health Care Technology	2,292,908	—	—	2,292,908
Life Sciences Tools & Services	12,251,388	—	—	12,251,388
Pharmaceuticals	85,132,452	23,022,629	—	108,155,081
Preferred Stocks	—	—	$425,377	425,377
Short-Term Securities	433,398	—	—	433,398
Total	$287,710,101	$29,584,337	$425,377	$317,719,815

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts.	$(2,803,401)	$(1,403,260)	—	$(4,206,661)
[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$4,526	—	—	$4,526
Cash collateral on exchange-traded options written	961,801	—	—	961,801
Total	$966,327	—	—	$966,327

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1 [1]	Transfers into Level 2 [1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$3,701,121	$3,701,121	—
[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

70	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 2.6%
Anheuser-Busch InBev NV	199,046	$22,073,061
Canada — 4.8%
Element Financial Corp. (a)(b)	936,300	10,882,862
Gildan Activewear, Inc. (b)	109,600	6,529,031
Lundin Mining Corp. (a)	1,907,300	8,512,239
MEG Energy Corp. (a)	302,100	7,290,821
Suncor Energy, Inc.	122,500	4,349,807
Tourmaline Oil Corp. (a)	109,072	3,912,676

		41,477,436
China — 8.4%
Alibaba Group Holding — ADR (a)(b)	108,674	10,715,256
Anhui Conch Cement Co. Ltd. (c)	1,571,940	5,147,890
Baidu, Inc. — ADR (a)(b)	100,920	24,096,668
Beijing Enterprises Water Group Ltd.	8,542,000	6,116,036
CSR Corp Ltd., Class H (Acquired 7/29/14, cost $6,077,241) (d)	6,683,000	6,799,207
Qunar Cayman Islands Ltd. — ADR (a)	581,700	15,647,730
Tencent Holdings Ltd.	272,300	4,339,862

		72,862,649
Denmark — 0.6%
Novo Nordisk A/S, Class B	117,500	5,311,320
France — 4.7%
BNP Paribas SA	100,200	6,296,767
Schneider Electric SE	108,600	8,556,165
Societe Generale SA	199,000	9,590,011
Unibail-Rodamco SE — REIT	29,100	7,461,449
Vivendi SA	357,900	8,743,237

		40,647,629
Germany — 3.7%
Bayer AG	96,900	13,858,794
Continental AG	28,200	5,554,430
Daimler AG	88,200	6,876,855
DMG MORI SEIKI AG	133,254	3,411,927
Henkel AG & Co. KGaA	26,700	2,642,444

		32,344,450
Greece — 0.3%
Alpha Bank AE (a)	3,808,117	2,482,580
Hong Kong — 3.2%
AIA Group Ltd.	2,032,152	11,340,271
Melco Crown Entertainment Ltd. — ADR (b)	409,400	11,111,116
MTR Corp. Ltd.	1,192,000	4,860,359

		27,311,746
India — 3.1%
HDFC Bank Ltd.	578,202	9,361,296
ITC Ltd.	873,700	5,054,369
MakeMyTrip Ltd. (a)	25,580	770,853
Tata Motors Ltd. — ADR (b)	250,300	11,789,130

		26,975,648
Indonesia — 1.0%
Global Mediacom Tbk PT	23,528,302	3,818,656
Matahari Department Store Tbk PT	3,998,580	4,841,372

		8,660,028
Ireland — 5.2%
Dalata Hotel Group PLC (a)	1,128,668	4,101,727
Green REIT PLC (a)	6,756,926	10,668,964
Kingspan Group PLC	303,813	4,784,491
Ryanair Holdings PLC — ADR (a)(b)	243,900	13,546,206
Shire PLC — ADR (b)	58,800	11,748,240

		44,849,628

Common Stocks	Shares	Value
Israel — 2.0%
Teva Pharmaceutical Industries Ltd. — ADR (b)	311,700	$17,601,699
Italy — 2.6%
Banca Generali SpA	321,400	8,527,629
UniCredit SpA	1,988,000	14,398,520

		22,926,149
Japan — 12.9%
FANUC Corp.	65,900	11,613,938
Japan Tobacco, Inc.	317,800	10,843,036
Kenedix Office Investment Corp. — REIT	1,314	7,026,487
Makita Corp.	179,500	9,891,876
Mitsubishi Estate Co. Ltd.	505,000	12,864,753
Nabtesco Corp.	493,900	11,952,630
ORIX Corp.	453,900	6,300,243
Recruit Holdings Co. Ltd. (a)	57,500	1,891,498
Shinsei Bank Ltd.	4,147,000	9,319,860
SMC Corp.	32,800	9,303,177
Tokyo Tatemono Co. Ltd.	1,050,500	9,170,185
Toyota Motor Corp.	192,200	11,566,060

		111,743,743
Mexico — 0.7%
Cemex SAB de CV — ADR (a)(b)	503,848	6,197,330
Netherlands — 3.1%
Aalberts Industries NV	215,052	5,732,373
ASML Holding NV	83,900	8,365,858
Royal Dutch Shell PLC, A Shares	358,100	12,805,791

		26,904,022
New Zealand — 0.7%
Xero Ltd. (a)	164,700	2,042,904
Xero Ltd. (Acquired 10/15/13, cost $4,566,935) (a)(d)	300,605	3,728,641

		5,771,545
Norway — 0.4%
Statoil ASA	166,500	3,810,425
Panama — 0.7%
Copa Holdings SA, Class A	54,200	6,337,064
Peru — 0.6%
Credicorp Ltd. (b)	33,500	5,393,500
South Africa — 1.2%
Naspers Ltd., N Shares	82,500	10,290,154
South Korea — 0.5%
Coway Co. Ltd.	57,300	4,380,398
Hyundai Development Co.-Engineering & Construction	6,364	240,273

		4,620,671
Spain — 2.4%
Abengoa Yield PLC (a)(b)	97,100	3,155,750
NH Hotel Group SA (a)	2,109,078	9,629,848
Sacyr SA (a)	1,781,450	7,827,394

		20,612,992
Sweden — 1.5%
Nordea Bank AB	1,041,236	13,392,124
Switzerland — 10.5%
Actelion Ltd.	135,715	16,163,008
Novartis AG	341,600	31,701,461
Roche Holding AG	145,423	42,914,564

		90,779,033

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	71

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan — 1.6%
Hermes Microvision, Inc.	114,437	$5,381,317
Hon Hai Precision Industry Co. Ltd.	2,590,600	8,199,248

		13,580,565
United Kingdom — 15.6%
ARM Holdings PLC	840,000	11,892,136
AstraZeneca PLC	260,000	18,992,495
Crest Nicholson Holdings PLC	1,615,546	8,689,064
Foxtons Group PLC	2,203,118	5,960,845
Hargreaves Lansdown PLC	215,177	3,428,670
Imperial Tobacco Group PLC	488,900	21,238,625
Liberty Global PLC, Class A (a)(b)	320,200	14,559,494
Lloyds Banking Group PLC (a)	5,364,900	6,625,032
Metro Bank PLC (Acquired 1/15/14, cost $4,917,700) (a)(d)	231,026	4,811,810
Nomad Holdings Ltd. (a)	475,571	5,480,956
Polypipe Group PLC	2,282,709	8,779,626
Prudential PLC	397,200	9,197,534
SABMiller PLC	117,200	6,629,152
Whitbread PLC	133,700	9,345,719

		135,631,158
United States — 3.9%
EOG Resources, Inc. (b)(e)	77,100	7,328,355
Euronet Worldwide, Inc. (a)(b)(e)	84,207	4,519,390
Las Vegas Sands Corp. (b)	69,000	4,295,940
Samsonite International SA	3,602,100	11,968,788
Schlumberger Ltd. (b)	61,480	6,065,617

		34,178,090
Total Common Stocks — 98.5%		854,766,439

Investment Companies
United Kingdom — 0.8%
Kennedy Wilson Europe Real Estate PLC	429,439	7,144,493

Preferred Stocks	Shares	Value
India — 0.5%
Snapdeal.com, Series F (Acquired 5/07/14, cost $2,799,733), 0.00% (a)(d)	398	$2,739,556
Snapdeal.com, Series G (Acquired 10/31/14, cost $1,112,870), 0.00% (a)(d)	132	1,110,310
Total Preferred Stocks — 0.5%		3,849,866

Warrants (f)
United Kingdom — 0.0%
Nomad Holdings Ltd., Expires 4/10/17 (a)	475,571	254,430
Total Long-Term Investments (Cost — $816,331,186) — 99.8%		866,015,228

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (g)(h)	19,071,027	19,071,027
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.19% (g)(h)(i)	$1,855	1,854,728
Total Short-Term Securities (Cost — $20,925,755) — 2.4%		20,925,755
Total Investments Before Options Written (Cost — $837,256,941) — 102.2%		886,940,983

Options Written
(Premiums Received — $8,615,856) — (1.9)%		(16,460,929)
Total Investments Net of Options Written — 100.3%		870,480,054
Liabilities in Excess of Other Assets — (0.3)%		(2,494,184)

Net Assets — 100.0%		$867,985,870

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Security, or a portion of security, is on loan.

(d)	Restricted securities as to resale. As of October 31, 2014 the Trust held 2.2% of its net assets, with a current market value of $19,189,524 and its original cost of $19,474,479, in the securities.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(f)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(g)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at October 31, 2013	Net Activity	Shares/ Beneficial Interest Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	22,346,730	(3,275,703)	19,071,027	$10,701
BlackRock Liquidity Series, LLC, Money Market Series	—	$1,854,728	$1,854,728	$145,293

See Notes to Financial Statements.

72	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

(h)	Represents the current yield as of report date.

(i)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Cemex SAB de CV — ADR	Call	USD	13.35	11/05/14	1,400	$(4)
Baidu, Inc. — ADR	Call	USD	225.00	11/07/14	35	(51,888)
Melco Crown Entertainment Ltd. — ADR	Call	USD	26.50	11/07/14	828	(103,500)
Melco Crown Entertainment Ltd. — ADR	Call	USD	28.00	11/07/14	957	(55,028)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	54.50	11/07/14	390	(86,580)
Alibaba Group Holding — ADR	Call	USD	92.00	11/14/14	199	(162,185)
Schlumberger Ltd.	Call	USD	100.00	11/14/14	198	(25,443)
Abengoa Yield PLC	Call	USD	40.00	11/22/14	270	(10,800)
Alibaba Group Holding — ADR	Call	USD	100.00	11/22/14	199	(79,600)
Alibaba Group Holding — ADR	Call	USD	95.00	11/22/14	199	(131,340)
Baidu, Inc. — ADR	Call	USD	230.00	11/22/14	157	(186,830)
Credicorp Ltd.	Call	USD	155.00	11/22/14	92	(62,100)
Credicorp Ltd.	Call	USD	160.00	11/22/14	90	(29,475)
Element Financial Corp.	Call	CAD	13.00	11/22/14	910	(30,278)
Element Financial Corp.	Call	CAD	14.00	11/22/14	845	(4,873)
EOG Resources, Inc.	Call	USD	102.00	11/22/14	212	(19,716)
Euronet Worldwide, Inc.	Call	USD	50.00	11/22/14	260	(109,200)
Gildan Activewear, Inc.	Call	CAD	64.00	11/22/14	600	(188,989)
Las Vegas Sands Corp.	Call	USD	66.00	11/22/14	180	(6,750)
Liberty Global PLC, Class A	Call	USD	45.00	11/22/14	225	(33,750)
Liberty Global PLC, Class A	Call	USD	47.50	11/22/14	225	(11,812)
Ryanair Holdings PLC — ADR	Call	USD	55.00	11/22/14	470	(108,100)
Schlumberger Ltd.	Call	USD	110.00	11/22/14	29	(160)
Tata Motors Ltd. — ADR	Call	USD	44.00	11/22/14	373	(136,145)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	55.00	11/22/14	1,170	(228,735)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	56.00	11/22/14	154	(20,020)
Baidu, Inc. — ADR	Call	USD	225.00	12/05/14	206	(368,225)
Las Vegas Sands Corp.	Call	USD	62.00	12/05/14	200	(47,600)
Melco Crown Entertainment Ltd. — ADR	Call	USD	26.50	12/05/14	466	(83,880)
Shire PLC — ADR	Call	USD	195.00	12/05/14	153	(168,300)
Tata Motors Ltd. — ADR	Call	USD	46.00	12/05/14	184	(48,300)
Liberty Global PLC, Class A	Call	USD	43.25	12/15/14	1,220	(383,599)
Baidu, Inc. — ADR	Call	USD	230.00	12/20/14	157	(237,462)
Shire PLC — ADR	Call	USD	205.00	12/20/14	110	(89,100)
Liberty Global PLC, Class A	Call	USD	47.50	1/17/15	90	(13,275)
Total						$(3,323,042)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
CSR Corp Ltd., Class H1	Goldman Sachs International	Call	HKD	7.16	10/29/14	1,750,000	$(165,316)
Element Financial Corp.	Citibank N.A.	Call	CAD	14.32	11/03/14	106,000	(1)
Qunar Cayman Islands Ltd. — ADR	Citibank N.A.	Call	USD	31.07	11/03/14	122,000	(1)
Schlumberger Ltd.	Citibank N.A.	Call	USD	106.02	11/03/14	2,900	(1)
DMG MORI SEIKI AG	Deutsche Bank AG	Call	EUR	20.75	11/04/14	26,000	(7,317)
DMG MORI SEIKI AG	Deutsche Bank AG	Call	EUR	23.24	11/04/14	23,500	(75)
Euronet Worldwide, Inc.	Deutsche Bank AG	Call	USD	51.00	11/04/14	20,200	(55,462)
Aalberts Industries NV	Bank of America N.A.	Call	EUR	21.55	11/05/14	27,500	(4,328)
Anheuser-Busch InBev NV	Deutsche Bank AG	Call	EUR	85.23	11/05/14	52,000	(223,329)
Anheuser-Busch InBev NV	Goldman Sachs International	Call	EUR	84.95	11/05/14	5,700	(26,356)
ARM Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	9.13	11/05/14	54,700	(1,672)
Bayer AG	Goldman Sachs International	Call	EUR	111.03	11/05/14	22,200	(93,086)
Crest Nicholson Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.27	11/05/14	50,000	(8,655)
Daimler AG	Morgan Stanley & Co. International PLC	Call	EUR	60.69	11/05/14	48,600	(107,970)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	12.87	11/05/14	4,400	(384)
Nabtesco Corp.	UBS AG	Call	JPY	2,580.60	11/05/14	71,500	(88,840)
NH Hotel Group SA	Bank of America N.A.	Call	EUR	3.93	11/05/14	100,000	(1,220)
Prudential PLC	Goldman Sachs International	Call	GBP	13.76	11/05/14	59,500	(69,909)
Roche Holding AG	Morgan Stanley & Co. International PLC	Call	CHF	285.93	11/05/14	79,900	(117,291)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	73

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Over-the-counter options written as of October 31, 2014 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Shinsei Bank Ltd.	Goldman Sachs International	Call	JPY	241.06	11/05/14	1,347,000	$(140,020)
Whitbread PLC	Morgan Stanley & Co. International PLC	Call	GBP	41.92	11/05/14	27,000	(78,061)
Henkel AG & Co. KGaA	Deutsche Bank AG	Call	EUR	84.71	11/06/14	2,700	(45)
Lundin Mining Corp.	Credit Suisse International	Call	CAD	5.07	11/06/14	898,000	(50,730)
Societe Generale SA	Goldman Sachs International	Call	EUR	39.70	11/06/14	104,000	(40,488)
Tata Motors Ltd. — ADR	Citibank N.A.	Call	USD	48.06	11/06/14	82,000	(38,231)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	Call	GBP	43.75	11/07/14	111,000	(361,145)
Beijing Enterprises Water Group Ltd.	Morgan Stanley & Co. International PLC	Call	HKD	5.51	11/07/14	650,000	(7,618)
Kenedix Office Investment Corp. — REIT	UBS AG	Call	JPY	556,876.91	11/07/14	165	(64,425)
Samsonite International SA	Goldman Sachs International	Call	HKD	26.43	11/07/14	282,000	(6,382)
Statoil ASA	Morgan Stanley & Co. International PLC	Call	NOK	176.49	11/07/14	15,700	(104)
Xero Ltd.	Morgan Stanley & Co. International PLC	Call	NZD	22.63	11/07/14	14,000	—
Actelion Ltd.	Bank of America N.A.	Call	CHF	114.85	11/10/14	9,000	(19,792)
Actelion Ltd.	Goldman Sachs International	Call	CHF	110.86	11/10/14	31,000	(143,097)
Cemex SAB de CV — ADR	Credit Suisse International	Call	USD	12.87	11/10/14	178,400	(3,347)
Element Financial Corp.	Deutsche Bank AG	Call	CAD	14.20	11/10/14	58,500	(337)
Imperial Tobacco Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	27.34	11/10/14	77,000	(45,640)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	Call	EUR	12.87	11/10/14	4,400	(694)
MEG Energy Corp.	Deutsche Bank AG	Call	CAD	35.43	11/10/14	50,000	—
Prudential PLC	Goldman Sachs International	Call	GBP	14.49	11/10/14	65,000	(23,059)
Ryanair Holdings PLC — ADR	Citibank N.A.	Call	USD	56.50	11/10/14	42,000	(39,969)
Vivendi SA	Deutsche Bank AG	Call	EUR	18.21	11/10/14	253,000	(410,249)
AIA Group Ltd.	Citibank N.A.	Call	HKD	41.88	11/11/14	273,000	(55,785)
Anhui Conch Cement Co. Ltd.	UBS AG	Call	HKD	26.67	11/11/14	143,000	(2,075)
ARM Holdings PLC	UBS AG	Call	GBP	8.53	11/11/14	167,000	(97,787)
ASML Holding NV	UBS AG	Call	EUR	75.66	11/11/14	33,900	(172,591)
Bayer AG	Goldman Sachs International	Call	EUR	107.18	11/11/14	31,000	(275,742)
Beijing Enterprises Water Group Ltd.	BNP Paribas S.A.	Call	HKD	5.48	11/11/14	796,000	(13,094)
Beijing Enterprises Water Group Ltd.	Goldman Sachs International	Call	HKD	5.45	11/11/14	536,000	(9,796)
Coway Co. Ltd.	UBS AG	Call	KRW	88,196.98	11/11/14	31,500	(11,188)
CSR Corp Ltd., Class H	Goldman Sachs International	Call	HKD	7.03	11/11/14	1,920,000	(213,238)
FANUC Corp.	Morgan Stanley & Co. International PLC	Call	JPY	19,706.23	11/11/14	29,000	(101,524)
Hermes Microvision, Inc.	Morgan Stanley & Co. International PLC	Call	TWD	1,312.27	11/11/14	62,000	(257,639)
Hon Hai Precision Industry Co. Ltd.	Bank of America N.A.	Call	TWD	98.84	11/11/14	583,000	(10,243)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	578,550.00	11/11/14	145	(32,192)
Makita Corp.	Goldman Sachs International	Call	JPY	6,090.77	11/11/14	51,200	(116,701)
Mitsubishi Estate Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	2,312.85	11/11/14	135,000	(659,327)
MTR Corp. Ltd.	Goldman Sachs International	Call	HKD	31.59	11/11/14	160,000	(7,924)
Nabtesco Corp.	Goldman Sachs International	Call	JPY	2,635.20	11/11/14	20,000	(18,066)
Naspers Ltd., N Shares	Deutsche Bank AG	Call	ZAR	1,342.92	11/11/14	12,000	(58,251)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	4.32	11/11/14	50,000	(213)
Nordea Bank AB	Bank of America N.A.	Call	SEK	92.16	11/11/14	187,000	(80,169)
Nordea Bank AB	UBS AG	Call	SEK	91.00	11/11/14	55,000	(31,454)
Samsonite International SA	Citibank N.A.	Call	HKD	25.99	11/11/14	210,000	(11,467)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	25.67	11/11/14	210,000	(15,193)
Schneider Electric SE	Deutsche Bank AG	Call	EUR	59.07	11/11/14	24,000	(116,899)
SMC Corp.	Morgan Stanley & Co. International PLC	Call	JPY	30,303.18	11/11/14	13,500	(205,294)
Tokyo Tatemono Co. Ltd.	Citibank N.A.	Call	JPY	859.76	11/11/14	190,000	(204,317)
Toyota Motor Corp.	Goldman Sachs International	Call	JPY	6,517.53	11/11/14	64,000	(159,009)
Xero Ltd.	UBS AG	Call	NZD	21.94	11/11/14	45,000	(8)
Hargreaves Lansdown PLC	Morgan Stanley & Co. International PLC	Call	GBP	9.50	11/13/14	94,000	(75,890)
Lloyds Banking Group PLC	Goldman Sachs International	Call	GBP	0.77	11/13/14	953,000	(25,313)
Lloyds Banking Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	0.78	11/13/14	1,011,000	(16,947)
Whitbread PLC	Goldman Sachs International	Call	GBP	40.23	11/13/14	29,000	(162,279)
Whitbread PLC	Goldman Sachs International	Call	GBP	40.25	11/13/14	17,000	(94,722)
Aalberts Industries NV	Bank of America N.A.	Call	EUR	21.17	11/14/14	24,300	(13,775)
AIA Group Ltd.	UBS AG	Call	HKD	41.76	11/14/14	570,000	(128,370)
Anhui Conch Cement Co. Ltd.	Goldman Sachs International	Call	HKD	25.69	11/14/14	461,000	(24,702)

See Notes to Financial Statements.

74	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Over-the-counter options written as of October 31, 2014 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Beijing Enterprises Water Group Ltd.	BNP Paribas S.A.	Call	HKD	5.50	11/14/14	796,000	$(12,516)
Beijing Enterprises Water Group Ltd.	Goldman Sachs International	Call	HKD	5.51	11/14/14	536,000	(8,219)
Kenedix Office Investment Corp. — REIT	Bank of America N.A.	Call	JPY	578,340.00	11/14/14	130	(30,033)
Nabtesco Corp.	Goldman Sachs International	Call	JPY	2,648.11	11/14/14	20,000	(17,389)
Nabtesco Corp.	UBS AG	Call	JPY	2,465.53	11/14/14	45,000	(101,712)
Samsonite International SA	Barclays Bank PLC	Call	HKD	26.21	11/14/14	102,900	(5,105)
Samsonite International SA	Citibank N.A.	Call	HKD	25.85	11/14/14	64,800	(4,472)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	25.93	11/14/14	210,000	(13,863)
Toyota Motor Corp.	Morgan Stanley & Co. International PLC	Call	JPY	6,500.06	11/14/14	25,000	(67,299)
Actelion Ltd.	Goldman Sachs International	Call	CHF	104.68	11/18/14	35,000	(373,386)
Beijing Enterprises Water Group Ltd.	UBS AG	Call	HKD	5.27	11/18/14	250,000	(9,875)
DMG MORI SEIKI AG	Goldman Sachs International	Call	EUR	20.80	11/18/14	23,500	(15,348)
Element Financial Corp.	Deutsche Bank AG	Call	CAD	13.65	11/18/14	84,000	(7,946)
Henkel AG & Co. KGaA	Deutsche Bank AG	Call	EUR	80.52	11/18/14	12,000	(16,768)
Imperial Tobacco Group PLC	UBS AG	Call	GBP	26.13	11/18/14	68,000	(133,292)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	575,700.00	11/18/14	53	(13,618)
Mitsubishi Estate Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	2,228.44	11/18/14	57,000	(321,218)
Cemex SAB de CV — ADR	Deutsche Bank AG	Call	USD	13.53	11/19/14	58,600	(981)
Continental AG	Goldman Sachs International	Call	EUR	147.27	11/19/14	15,500	(216,802)
MTR Corp. Ltd.	UBS AG	Call	HKD	31.37	11/19/14	163,000	(12,435)
Nabtesco Corp.	UBS AG	Call	JPY	2,465.53	11/19/14	45,000	(102,520)
Nabtesco Corp.	UBS AG	Call	JPY	2,580.60	11/19/14	71,500	(98,458)
Samsonite International SA	UBS AG	Call	HKD	23.42	11/19/14	126,000	(38,581)
Shinsei Bank Ltd.	Goldman Sachs International	Call	JPY	241.06	11/19/14	1,347,000	(158,958)
Qunar Cayman Islands Ltd. — ADR	Morgan Stanley & Co. International PLC	Call	USD	26.34	11/20/14	147,000	(232,580)
AIA Group Ltd.	Barclays Bank PLC	Call	HKD	43.15	11/24/14	273,000	(38,122)
Anheuser-Busch InBev NV	Deutsche Bank AG	Call	EUR	85.07	11/25/14	61,200	(308,941)
ARM Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	8.27	11/25/14	75,000	(75,534)
Beijing Enterprises Water Group Ltd.	UBS AG	Call	HKD	5.27	11/25/14	250,000	(10,211)
Hargreaves Lansdown PLC	UBS AG	Call	GBP	9.62	11/25/14	25,000	(19,064)
Kenedix Office Investment Corp. — REIT	UBS AG	Call	JPY	577,942.20	11/25/14	88	(22,599)
NH Hotel Group SA	Bank of America N.A.	Call	EUR	3.65	11/25/14	80,000	(17,461)
Novartis AG	UBS AG	Call	CHF	85.02	11/25/14	95,000	(448,807)
Samsonite International SA	UBS AG	Call	HKD	23.42	11/25/14	126,000	(38,954)
Imperial Tobacco Group PLC	UBS AG	Call	GBP	26.13	11/26/14	68,000	(142,625)
Tokyo Tatemono Co. Ltd.	Goldman Sachs International	Call	JPY	815.36	11/26/14	194,000	(285,375)
Imperial Tobacco Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	26.86	12/01/14	56,000	(81,894)
Prudential PLC	Goldman Sachs International	Call	GBP	14.24	12/01/14	44,000	(36,381)
Prudential PLC	Morgan Stanley & Co. International PLC	Call	GBP	14.30	12/01/14	50,000	(36,464)
MTR Corp. Ltd.	Goldman Sachs International	Call	HKD	30.91	12/02/14	335,000	(44,195)
NH Hotel Group SA	Goldman Sachs International	Call	EUR	3.44	12/02/14	75,000	(29,633)
ASML Holding NV	UBS AG	Call	EUR	76.48	12/03/14	12,200	(62,519)
Lloyds Banking Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	0.78	12/03/14	1,011,000	(30,701)
Nordea Bank AB	Morgan Stanley & Co. International PLC	Call	SEK	92.44	12/03/14	138,100	(69,846)
SABMiller PLC	Goldman Sachs International	Call	GBP	35.05	12/03/14	21,400	(41,631)
SABMiller PLC	Morgan Stanley & Co. International PLC	Call	GBP	34.52	12/03/14	16,100	(40,105)
Unibail-Rodamco SE — REIT	Deutsche Bank AG	Call	EUR	196.48	12/03/14	8,000	(95,704)
Aalberts Industries NV	Deutsche Bank AG	Call	EUR	20.63	12/04/14	24,600	(29,715)
Japan Tobacco, Inc.	Goldman Sachs International	Call	JPY	3,681.55	12/04/14	174,500	(229,442)
Kenedix Office Investment Corp. — REIT	Goldman Sachs International	Call	JPY	570,430.00	12/04/14	88	(28,828)
Makita Corp.	UBS AG	Call	JPY	5,720.45	12/04/14	47,500	(257,991)
Mitsubishi Estate Co. Ltd.	Barclays Bank PLC	Call	JPY	2,378.65	12/04/14	84,000	(361,494)
Naspers Ltd., N Shares	Goldman Sachs International	Call	ZAR	1,300.28	12/04/14	33,500	(324,286)
Samsonite International SA	Goldman Sachs International	Call	HKD	25.11	12/04/14	279,000	(44,364)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	75

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Over-the-counter options written as of October 31, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	25.70	12/04/14	186,000	$(21,704)
Samsonite International SA	Goldman Sachs International	Call	HKD	26.12	12/09/14	250,200	(24,320)
Schlumberger Ltd.	Deutsche Bank AG	Call	USD	95.61	12/09/14	15,400	(73,433)
AstraZeneca PLC	UBS AG	Call	GBP	43.29	12/10/14	33,000	(163,880)
Hon Hai Precision Industry Co. Ltd.	Bank of America N.A.	Call	TWD	95.84	12/10/14	840,000	(84,076)
Kenedix Office Investment Corp. — REIT	UBS AG	Call	JPY	573,959.36	12/10/14	53	(16,715)
Royal Dutch Shell PLC, A Shares	Bank of America N.A.	Call	EUR	28.19	12/10/14	76,000	(66,989)
Statoil ASA	Deutsche Bank AG	Call	NOK	156.06	12/10/14	76,000	(57,817)
Tokyo Tatemono Co. Ltd.	Bank of America N.A.	Call	JPY	810.78	12/10/14	194,000	(293,652)
Anhui Conch Cement Co. Ltd.	UBS AG	Call	HKD	26.41	12/11/14	260,000	(16,485)
Beijing Enterprises Water Group Ltd.	Goldman Sachs International	Call	HKD	5.43	12/11/14	500,000	(15,075)
Schneider Electric SE	Deutsche Bank AG	Call	EUR	61.18	12/11/14	16,000	(57,453)
Schneider Electric SE	Morgan Stanley & Co. International PLC	Call	EUR	59.38	12/11/14	20,000	(105,592)
SABMiller PLC	UBS AG	Call	GBP	33.37	12/12/14	27,000	(100,409)
Societe Generale SA	Morgan Stanley & Co. International PLC	Call	EUR	39.38	12/12/14	24,000	(39,546)
Unibail-Rodamco SE — REIT	Deutsche Bank AG	Call	EUR	197.45	12/12/14	8,000	(93,056)
BNP Paribas SA	Morgan Stanley & Co. International PLC	Call	EUR	50.84	12/16/14	20,000	(39,262)
Nordea Bank AB	Goldman Sachs International	Call	SEK	94.33	12/16/14	92,000	(36,125)
Nordea Bank AB	UBS AG	Call	SEK	93.61	12/16/14	100,000	(45,614)
Ryanair Holdings PLC — ADR	Goldman Sachs International	Call	USD	56.18	12/16/14	45,000	(110,274)
NH Hotel Group SA	Bank of America N.A.	Call	EUR	3.67	12/17/14	75,000	(21,390)
SMC Corp.	Citibank N.A.	Call	JPY	29,566.15	12/18/14	4,600	(113,163)
Novartis AG	Deutsche Bank AG	Call	CHF	87.77	1/06/15	94,000	(309,741)
Beijing Enterprises Water Group Ltd.	Citibank N.A.	Call	HKD	5.55	1/08/15	400,000	(9,465)
Imperial Tobacco Group PLC	Morgan Stanley & Co. International PLC	Put	GBP	27.29	11/05/14	51,600	(32,561)
Total							$(13,137,887)

[1] Underlying security was restricted from trading on October 24, 2014.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

76	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$22,073,061	—	$22,073,061
Canada	$41,477,436	—	—	41,477,436
China	54,799,516	18,063,133	—	72,862,649
Denmark	—	5,311,320	—	5,311,320
France	—	40,647,629	—	40,647,629
Germany	—	32,344,450	—	32,344,450
Greece	—	2,482,580	—	2,482,580
Hong Kong	11,111,116	16,200,630	—	27,311,746
India	17,614,352	9,361,296	—	26,975,648
Indonesia	—	8,660,028	—	8,660,028
Ireland	40,065,137	4,784,491	—	44,849,628
Israel	17,601,699	—	—	17,601,699
Italy	—	22,926,149	—	22,926,149
Japan	11,783,374	99,960,369	—	111,743,743
Mexico	6,197,330	—	—	6,197,330
Netherlands	—	26,904,022	—	26,904,022
New Zealand	—	5,771,545	—	5,771,545
Norway	—	3,810,425	—	3,810,425
Panama	6,337,064	—	—	6,337,064
Peru	5,393,500	—	—	5,393,500
South Africa	—	10,290,154	—	10,290,154
South Korea	240,273	4,380,398	—	4,620,671
Spain	3,155,750	17,457,242	—	20,612,992
Sweden	—	13,392,124	—	13,392,124
Switzerland	—	90,779,033	—	90,779,033
Taiwan	—	13,580,565	—	13,580,565
United Kingdom	20,040,450	110,778,898	$4,811,810	135,631,158
United States	22,209,302	11,968,788	—	34,178,090
Investment Companies	7,144,493	—	—	7,144,493
Preferred Stocks	—	—	3,849,866	3,849,866
Warrants	254,430	—	—	254,430
Short-Term Securities	19,071,027	1,854,728	—	20,925,755
Total	$284,496,249	$593,783,058	$8,661,676	$886,940,983

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(2,939,439)	$(13,521,490)	—	$(16,460,929)
[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$14,344	—	—	$14,344
Foreign currency at value	2,883,249	—	—	2,883,249
Cash pledged as collateral for OTC derivatives	4,658,184	—	—	4,658,184
Cash pledged as collateral for exchange-traded options written	759,000	—	—	759,000
Liabilities:
Collateral on securities loaned at value	—	$(1,854,728)	—	(1,854,728)
Total	$8,314,777	$(1,854,728)	—	$6,460,049

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	77

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1 [1]	Transfers into Level 2 [1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$73,862,214	$73,862,214	—
[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

78	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals — 27.0%
Agrium, Inc. (a)	67,900	$6,641,978
Air Products & Chemicals, Inc. (a)	88,600	11,930,876
Celanese Corp., Series A	89,300	5,244,589
CF Industries Holdings, Inc.	41,000	10,660,000
The Dow Chemical Co.	154,325	7,623,655
EI du Pont de Nemours & Co. (a)	347,700	24,043,455
Monsanto Co. (a)	180,000	20,707,200
The Mosaic Co.	310,000	13,736,100
Potash Corp. of Saskatchewan, Inc. (a)	330,000	11,276,100
Praxair, Inc.	157,600	19,856,024
Syngenta AG	38,000	11,751,789

		143,471,766
Energy Equipment & Services — 2.8%
Halliburton Co. (a)	88,000	4,852,320
Schlumberger Ltd. (a)	99,983	9,864,323

		14,716,643
Metals & Mining — 24.2%
Alcoa, Inc. (a)	250,100	4,191,676
Allegheny Technologies, Inc.	35,000	1,149,750
Alumina Ltd. (b)	3,570,946	5,161,079
BHP Billiton PLC	750,530	19,391,061
Eldorado Gold Corp. (a)	1,096,107	5,990,878
First Quantum Minerals Ltd.	484,600	7,309,525
Freeport-McMoRan, Inc. (a)	486,883	13,876,166
Fresnillo PLC	475,000	5,308,241
Glencore PLC	2,596,938	13,323,876
Lundin Mining Corp. (b)	1,180,762	5,269,716
MMC Norilsk Nickel OJSC — ADR	526,113	9,816,838
Nevsun Resources Ltd.	1,724,701	5,830,363
Platinum Group Metals Ltd. (b)	888,518	717,405
Rio Tinto PLC	370,659	17,636,409
Southern Copper Corp. (a)	242,979	6,992,936
United States Steel Corp. (a)	38,200	1,529,528
Vedanta Resources PLC	390,288	5,150,278

		128,645,725
Oil, Gas & Consumable Fuels — 34.8%
Anadarko Petroleum Corp. (c)	92,200	8,462,116
Cairn Energy PLC (b)	498,000	1,164,616
Canadian Oil Sands Ltd.	587,000	9,197,835
Chevron Corp. (a)	257,000	30,827,147

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
China Shenhua Energy Co. Ltd., Class H	3,731,500	$10,517,369
ConocoPhillips (c)	304,000	21,933,600
Enbridge, Inc.	246,000	11,640,282
Encana Corp.	254,100	4,734,573
EOG Resources, Inc.	58,700	5,579,435
Exxon Mobil Corp. (a)(c)	300,000	29,013,000
Imperial Oil Ltd.	52,000	2,502,072
Noble Energy, Inc.	80,700	4,650,741
Pioneer Natural Resources Co. (a)	28,000	5,293,680
Royal Dutch Shell PLC, Class A — ADR (c)	303,000	21,752,370
Southwestern Energy Co. (a)(b)	137,500	4,470,125
Statoil ASA	198,451	4,541,637
Total SA	144,200	8,609,207

		184,889,805
Paper & Forest Products — 3.3%
International Paper Co. (a)	341,900	17,306,978
Real Estate Investment Trusts (REITs) — 2.8%
Weyerhaeuser Co. (a)	440,000	14,898,400
Total Long-Term Investments (Cost — $442,899,480) — 94.9%		503,929,317

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (d)(e)	39,026,977	39,026,977
Total Short-Term Securities (Cost — $39,026,977) — 7.4%		39,026,977
Total Investments Before Options Written (Cost — $481,926,457) — 102.3%		542,956,294

Options Written
(Premiums Received — $3,104,112) — (0.6)%		(3,229,938)
Total Investments Net of Options Written — 101.7%		539,726,356
Liabilities in Excess of Other Assets — (1.7)%		(8,807,521)

Net Assets — 100.0%		$530,918,835

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Represents the current yield as of report date.

(e)	Investments in isssuers considered to be an affiliate of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliates	Shares Held at October 31, 2013	Net Activity	Sharesl Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	21,163,179	17,863,798	39,026,977	$8,050
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$998

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	79

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Chevron Corp.	Call	USD	120.00	11/07/14	102	$(11,628)
EI du Pont de Nemours & Co.	Call	USD	70.00	11/07/14	186	(5,115)
EI du Pont de Nemours & Co.	Call	USD	72.00	11/07/14	582	(2,910)
Potash Corp. of Saskatchewan, Inc.	Call	USD	33.50	11/07/14	317	(24,884)
Exxon Mobil Corp.	Call	USD	98.00	11/14/14	113	(4,294)
Agrium, Inc.	Call	USD	95.00	11/22/14	120	(46,200)
Eldorado Gold Corp.	Call	CAD	8.50	11/22/14	1,300	(9,228)
Freeport-McMoRan, Inc.	Call	USD	31.50	11/22/14	930	(4,650)
Monsanto Co.	Call	USD	114.05	12/10/14	630	(172,694)
International Paper Co.	Call	USD	49.00	12/15/14	598	(150,017)
Agrium, Inc.	Call	USD	95.00	12/20/14	120	(55,200)
Air Products & Chemicals, Inc.	Call	USD	130.00	12/20/14	155	(118,575)
Air Products & Chemicals, Inc.	Call	USD	135.00	12/20/14	155	(72,850)
Alcoa, Inc.	Call	USD	17.00	12/20/14	436	(27,904)
Eldorado Gold Corp.	Call	CAD	9.00	12/20/14	2,500	(8,873)
Exxon Mobil Corp.	Call	USD	95.00	12/20/14	937	(267,044)
Halliburton Co.	Call	USD	60.00	12/20/14	154	(12,243)
Pioneer Natural Resources Co.	Call	USD	190.00	12/20/14	25	(25,625)
Pioneer Natural Resources Co.	Call	USD	200.00	12/20/14	73	(43,800)
Potash Corp. of Saskatchewan, Inc.	Call	USD	34.00	12/20/14	683	(73,764)
Potash Corp. of Saskatchewan, Inc.	Call	USD	35.00	12/20/14	155	(9,455)
Schlumberger Ltd.	Call	USD	105.00	12/20/14	165	(17,820)
Southern Copper Corp.	Call	USD	32.00	12/20/14	215	(2,688)
Southwestern Energy Co.	Call	USD	36.00	12/20/14	160	(6,800)
United States Steel Corp.	Call	USD	42.00	12/20/14	133	(23,009)
Weyerhaeuser Co.	Call	USD	34.00	12/20/14	135	(9,450)
Total						$(1,206,720)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
EI du Pont de Nemours & Co.	UBS AG	Call	USD	72.27	11/03/14	24,600	$(6)
Lundin Mining Corp.	Citibank N.A.	Call	CAD	6.07	11/03/14	43,000	—
Royal Dutch Shell PLC, Class A — ADR	Deutsche Bank AG	Call	USD	77.43	11/03/14	22,000	—
Vedanta Resources PLC	Goldman Sachs International	Call	GBP	10.97	11/03/14	31,800	(1)
Total SA	Goldman Sachs International	Call	EUR	52.22	11/05/14	16,500	(12)
Lundin Mining Corp.	Deutsche Bank AG	Call	CAD	5.96	11/06/14	118,000	(1)
Weyerhaeuser Co.	Credit Suisse International	Call	USD	32.48	11/06/14	44,500	(61,247)
Statoil ASA	Morgan Stanley & Co. International PLC	Call	NOK	176.49	11/07/14	40,000	(265)
Freeport-McMoRan, Inc.	UBS AG	Call	USD	32.76	11/10/14	12,000	(19)
Glencore PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.35	11/10/14	525,000	(9,473)
Glencore PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.53	11/10/14	310,000	(228)
Alumina Ltd.	Goldman Sachs International	Call	AUD	1.71	11/11/14	285,000	(4,467)
BHP Billiton PLC	Morgan Stanley & Co. International PLC	Call	GBP	17.06	11/11/14	113,500	(3,414)
Rio Tinto PLC	Bank of America N.A.	Call	GBP	31.88	11/11/14	54,000	(3,203)
Fresnillo PLC	Bank of America N.A.	Call	GBP	7.42	11/13/14	62,883	(2,958)
BHP Billiton PLC	Bank of America N.A.	Call	GBP	16.87	11/25/14	149,000	(33,540)
MMC Norilsk Nickel OJSC — ADR	Goldman Sachs International	Call	USD	18.96	11/25/14	64,800	(27,897)
Rio Tinto PLC	Goldman Sachs International	Call	GBP	31.29	11/25/14	15,000	(6,137)
Statoil ASA	Goldman Sachs International	Call	NOK	160.09	11/25/14	29,000	(11,458)
Vedanta Resources PLC	Deutsche Bank AG	Call	GBP	8.49	11/25/14	36,500	(13,610)
Alcoa, Inc.	Credit Suisse International	Call	USD	16.91	12/08/14	43,900	(24,729)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	52.20	12/08/14	53,700	(91,735)
Enbridge, Inc.	Goldman Sachs International	Call	CAD	53.56	12/08/14	32,400	(33,269)
Glencore PLC	Goldman Sachs International	Call	GBP	3.32	12/08/14	307,500	(25,859)
Syngenta AG	Morgan Stanley & Co. International PLC	Call	CHF	299.78	12/08/14	13,000	(79,073)
Alumina Ltd.	UBS AG	Call	AUD	1.74	12/09/14	680,000	(25,481)
Celanese Corp., Series A	Morgan Stanley & Co. International PLC	Call	USD	59.44	12/09/14	31,200	(41,772)

See Notes to Financial Statements.

80	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)

Over-the-counter options written as of October 31, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
CF Industries Holdings, Inc.	UBS AG	Call	USD	265.81	12/09/14	14,300	$(94,857)
China Shenhua Energy Co. Ltd., Class H	UBS AG	Call	HKD	21.41	12/09/14	1,306,000	(154,849)
ConocoPhillips	Morgan Stanley & Co. International PLC	Call	USD	71.15	12/09/14	106,400	(265,236)
The Dow Chemical Co.	Citibank N.A.	Call	USD	48.25	12/09/14	54,000	(131,448)
EI du Pont de Nemours & Co.	Credit Suisse International	Call	USD	68.43	12/09/14	20,200	(32,284)
MMC Norilsk Nickel OJSC — ADR	Deutsche Bank AG	Call	USD	18.68	12/09/14	119,300	(84,070)
Praxair, Inc.	Credit Suisse International	Call	USD	125.14	12/09/14	55,100	(140,685)
Rio Tinto PLC	Deutsche Bank AG	Call	GBP	31.83	12/09/14	39,400	(18,228)
Schlumberger Ltd.	Deutsche Bank AG	Call	USD	95.61	12/09/14	18,400	(87,739)
Alumina Ltd.	UBS AG	Call	AUD	1.62	12/10/14	285,000	(24,543)
Fresnillo PLC	UBS AG	Call	GBP	8.20	12/10/14	62,700	(1,209)
International Paper Co.	Citibank N.A.	Call	USD	50.62	12/10/14	59,800	(96,348)
Total SA	Bank of America N.A.	Call	EUR	46.50	12/10/14	16,600	(45,652)
Total SA	Goldman Sachs International	Call	EUR	44.88	12/10/14	17,300	(72,955)
Weyerhaeuser Co.	Morgan Stanley & Co. International PLC	Call	USD	32.73	12/10/14	96,000	(136,547)
Lundin Mining Corp.	Deutsche Bank AG	Call	CAD	5.18	12/15/14	252,000	(41,007)
The Mosaic Co.	Deutsche Bank AG	Call	USD	43.71	12/16/14	54,300	(70,928)
Vedanta Resources PLC	Bank of America N.A.	Call	GBP	8.80	12/17/14	68,300	(20,645)
Fresnillo PLC	UBS AG	Call	GBP	7.76	12/18/14	41,200	(4,134)
Total							$(2,023,218)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$131,719,977	$11,751,789	—	$143,471,766
Energy Equipment & Services	14,716,643	—	—	14,716,643
Metals & Mining	52,857,943	75,787,782	—	128,645,725
Oil, Gas & Consumable Fuels	160,056,976	24,832,829	—	184,889,805
Paper & Forest Products	17,306,978	—	—	17,306,978
Real Estate Investment Trusts (REITs)	14,898,400	—	—	14,898,400
Short-Term Securities	39,026,977	—	—	39,026,977
Total	$430,583,894	$112,372,400	—	$542,956,294

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	81

Schedule of Investments (concluded)	BlackRock Real Asset Equity Trust (BCF)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(884,009)	$(2,345,929)	—	$(3,229,938)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$21,412	—	—	$21,412
Foreign currency at value	44,715	—	—	44,715

Total	$66,127	—	—	$66,127

There were no transfers between levels during the year ended October 31, 2014.

See Notes to Financial Statements.

82	ANNUAL REPORT	OCTOBER 31, 2014

Consolidated Schedule of Investments October 31, 2014	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals — 13.2%
CF Industries Holdings, Inc. (a)	49,863	$12,964,380
Israel Chemicals Ltd.	35,000	235,966
Monsanto Co. (a)	194,334	22,356,183
The Mosaic Co.	218,989	9,703,403
Potash Corp. of Saskatchewan, Inc. (a)	355,000	12,130,350
Syngenta AG	37,000	11,442,531
Uralkali OJSC — GDR	433,500	7,756,107

		76,588,920
Food & Staples Retailing — 1.4%
The Andersons, Inc. (a)	126,200	8,042,726
Food Products — 14.0%
Archer-Daniels-Midland Co. (a)	372,800	17,521,600
BRF SA — ADR (a)	290,000	7,554,500
Bunge Ltd.	113,116	10,027,733
First Resources Ltd.	3,972,000	6,430,887
Ingredion, Inc.	143,195	11,061,814
Origin Enterprises PLC (b)	200,000	1,979,975
Scandi Standard AB (b)	1,065,000	7,788,303
Select Harvests Ltd.	120,000	664,226
Tyson Foods, Inc., Class A (a)	343,000	13,840,050
WH Group Ltd. (b)	7,306,500	4,776,691

		81,645,779
Metals & Mining — 22.5%
Alcoa, Inc. (a)	200,000	3,352,000
Alumina Ltd. (b)	2,200,000	3,179,654
BHP Billiton Ltd. — ADR (a)	490,580	29,160,075
First Quantum Minerals Ltd.	352,600	5,318,486
Fortescue Metals Group Ltd.	1,250,000	3,850,012
Freeport-McMoRan, Inc.	673,200	19,186,200
Fresnillo PLC	563,700	6,299,486
Glencore PLC	1,786,500	9,165,835
Lundin Mining Corp. (b)	935,000	4,172,885
MMC Norilsk Nickel OJSC — ADR	410,200	7,653,996
Nevsun Resources Ltd.	2,604,650	8,805,037
Rio Tinto PLC — ADR (a)	404,800	19,418,256
Southern Copper Corp. (a)	250,000	7,195,000
Vedanta Resources PLC	344,200	4,542,096

		131,299,018
Oil, Gas & Consumable Fuels — 43.4%
BP PLC — ADR (a)(c)	380,000	16,514,800
Cairn Energy PLC (b)	1,950,000	4,560,243
Canadian Oil Sands Ltd.	670,000	10,498,381
Chevron Corp. (a)	331,000	39,703,450
China Shenhua Energy Co. Ltd., Class H	4,580,500	12,910,307
ConocoPhillips (a)	349,000	25,180,350
Enbridge, Inc. (a)	279,800	13,239,638
Eni SpA — ADR	176,000	7,480,000
Exxon Mobil Corp. (a)(c)	442,000	42,745,820

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Imperial Oil Ltd. (a)	197,300	$9,493,438
Inpex Corp.	897,900	11,484,537
Royal Dutch Shell PLC, Class A — ADR (c)	341,324	24,503,650
Southwestern Energy Co. (a)(b)	133,500	4,340,085
Statoil ASA	482,100	11,033,067
Total SA — ADR (a)	148,900	8,917,621
Ultra Petroleum Corp. (b)(d)	441,100	10,057,080

		252,662,467
Paper & Forest Products — 1.9%
Canfor Corp. (a)(b)	214,500	4,993,993
Interfor Corp. (b)	384,000	5,839,812

		10,833,805
Real Estate Investment Trusts (REITs) — 1.7%
Weyerhaeuser Co.	301,700	10,215,562
Total Common Stocks — 98.1%		571,288,277

Preferred Stocks
Food Products — 0.8%
Tyson Foods, Inc. (b)	88,748	4,451,600
Total Long-Term Investments (Cost — $577,110,532) — 98.9%		575,739,877

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)	9,369,900	9,369,900
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.19% (e)(f)(g)	$4,138	4,137,800
Total Short-Term Securities (Cost — $13,507,700) — 2.3%		13,507,700
Total Investments Before Options Written (Cost — $590,618,232) — 101.2%		589,247,577

Options Written
(Premiums Received — $2,646,767) — (0.4)%		(2,468,312)
Total Investments Net of Options Written — 100.8%		586,779,265
Liabilities in Excess of Other Assets — (0.8)%		(4,559,727)

Net Assets — 100.0%		$582,219,538

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	83

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Security, or a portion of security, is on loan.

(e)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at October 31, 2013	Net Activity	Shares/ Beneficial Interest Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	29,416,955	(20,047,055)	9,369,900	$9,059
BlackRock Liquidity Series, LLC Money Market Series	—	$4,137,800	$4,137,800	$31,751

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Archer-Daniels-Midland Co.	Call	USD	52.55	11/03/14	296	$—
Alcoa, Inc.	Call	USD	16.50	11/07/14	700	(31,850)
Archer-Daniels-Midland Co.	Call	USD	50.00	11/07/14	409	(3,476)
CF Industries Holdings, Inc.	Call	USD	295.00	11/07/14	21	(1,113)
Chevron Corp.	Call	USD	120.00	11/07/14	178	(20,292)
ConocoPhillips	Call	USD	79.00	11/07/14	430	(3,870)
Exxon Mobil Corp.	Call	USD	98.00	11/07/14	189	(4,442)
Potash Corp. of Saskatchewan, Inc.	Call	USD	33.50	11/07/14	216	(16,956)
Monsanto Co.	Call	USD	117.50	11/10/14	840	(20,430)
CF Industries Holdings, Inc.	Call	USD	290.00	11/14/14	28	(1,820)
Chevron Corp.	Call	USD	117.00	11/14/14	102	(37,230)
Exxon Mobil Corp.	Call	USD	98.00	11/14/14	354	(13,452)
Potash Corp. of Saskatchewan, Inc.	Call	USD	34.00	11/14/14	270	(16,065)
BHP Billiton Ltd. — ADR	Call	USD	67.50	11/22/14	439	(2,634)
BP PLC — ADR	Call	USD	44.00	11/22/14	330	(9,405)
BRF SA — ADR	Call	USD	25.00	11/22/14	305	(43,462)
CF Industries Holdings, Inc.	Call	USD	290.00	11/22/14	125	(14,438)
Chevron Corp.	Call	USD	120.00	11/22/14	700	(117,600)
ConocoPhillips	Call	USD	82.50	11/22/14	400	(800)
Enbridge, Inc.	Call	CAD	56.00	11/22/14	535	(10,443)
Exxon Mobil Corp.	Call	USD	100.00	11/22/14	325	(5,850)
Imperial Oil Ltd.	Call	CAD	56.00	11/22/14	690	(27,244)
Rio Tinto PLC — ADR	Call	USD	52.50	11/22/14	200	(3,000)
Total SA — ADR	Call	USD	67.50	11/22/14	197	(1,970)
Tyson Foods, Inc., Class A	Call	USD	43.00	11/22/14	363	(15,428)
Exxon Mobil Corp.	Call	USD	96.00	12/05/14	340	(63,070)
BRF SA — ADR	Call	USD	26.50	12/15/14	304	(28,969)
The Andersons, Inc.	Call	USD	60.00	12/20/14	221	(116,025)
BRF SA — ADR	Call	USD	25.00	12/20/14	406	(72,065)
Canfor Corp.	Call	CAD	25.00	12/20/14	750	(114,791)
Exxon Mobil Corp.	Call	USD	95.00	12/20/14	340	(96,900)
Potash Corp. of Saskatchewan, Inc.	Call	USD	34.00	12/20/14	243	(26,244)
Potash Corp. of Saskatchewan, Inc.	Call	USD	35.00	12/20/14	243	(14,823)
Southern Copper Corp.	Call	USD	32.00	12/20/14	220	(2,750)
Southwestern Energy Co.	Call	USD	36.00	12/20/14	155	(6,588)
Total						$(965,495)

See Notes to Financial Statements.

84	ANNUAL REPORT	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Lundin Mining Corp.	Citibank N.A.	Call	CAD	6.07	11/03/14	196,000	$(2)
Royal Dutch Shell PLC, Class A — ADR	Deutsche Bank AG	Call	USD	77.43	11/03/14	40,600	—
Total SA — ADR	Citibank N.A.	Call	USD	64.63	11/03/14	3,200	—
Vedanta Resources PLC	Goldman Sachs International	Call	GBP	10.97	11/03/14	20,000	—
Fresnillo PLC	Deutsche Bank AG	Call	GBP	7.64	11/05/14	53,456	(63)
Ingredion, Inc.	Morgan Stanley & Co. International PLC	Call	USD	79.47	11/05/14	25,200	(1,946)
Interfor Corp.	Citibank N.A.	Call	CAD	16.37	11/06/14	28,400	(20,626)
Weyerhaeuser Co.	Credit Suisse International	Call	USD	32.48	11/06/14	105,500	(145,203)
Statoil ASA	Goldman Sachs International	Call	NOK	185.32	11/07/14	107,000	(79)
Freeport-McMoRan, Inc.	UBS AG	Call	USD	32.76	11/10/14	78,000	(122)
Glencore PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.35	11/10/14	110,000	(1,985)
Glencore PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.53	11/10/14	258,000	(190)
Scandi Standard AB	Goldman Sachs International	Call	SEK	52.53	11/10/14	90,000	(23,398)
Alumina Ltd.	Goldman Sachs International	Call	AUD	1.71	11/11/14	385,000	(6,034)
China Shenhua Energy Co. Ltd., Class H	Citibank N.A.	Call	HKD	22.08	11/11/14	700,000	(25,783)
First Resources Ltd.	Citibank N.A.	Call	SGD	2.02	11/11/14	300,000	(18,349)
Inpex Corp.	Goldman Sachs International	Call	JPY	1,530.17	11/11/14	315,000	(11,833)
Select Harvests Ltd.	UBS AG	Call	AUD	6.30	11/11/14	21,000	(1,826)
Vedanta Resources PLC	Credit Suisse International	Call	GBP	10.40	11/11/14	34,900	(1)
Fresnillo PLC	Bank of America N.A.	Call	GBP	7.42	11/13/14	57,868	(2,723)
Syngenta AG	Deutsche Bank AG	Call	CHF	292.86	11/13/14	13,000	(98,875)
First Resources Ltd.	Morgan Stanley & Co. International PLC	Call	SGD	2.02	11/14/14	475,000	(29,557)
Vedanta Resources PLC	Goldman Sachs International	Call	GBP	9.72	11/14/14	44,000	(145)
Ingredion, Inc.	Citibank N.A.	Call	USD	76.71	11/17/14	24,900	(41,391)
Glencore PLC	Goldman Sachs International	Call	GBP	3.32	11/18/14	257,500	(11,894)
China Shenhua Energy Co. Ltd., Class H	Goldman Sachs International	Call	HKD	22.29	11/19/14	900,000	(34,574)
Interfor Corp.	Citibank N.A.	Call	CAD	16.12	11/20/14	50,000	(52,180)
Alumina Ltd.	UBS AG	Call	AUD	1.62	11/25/14	385,000	(25,274)
Fresnillo PLC	UBS AG	Call	GBP	8.20	11/25/14	57,700	(285)
Interfor Corp.	Deutsche Bank AG	Call	CAD	16.48	11/25/14	56,000	(47,921)
MMC Norilsk Nickel OJSC — ADR	Goldman Sachs International	Call	USD	18.96	11/25/14	145,000	(62,424)
Statoil ASA	Goldman Sachs International	Call	NOK	160.09	11/25/14	61,000	(24,102)
Vedanta Resources PLC	Deutsche Bank AG	Call	GBP	8.49	11/25/14	11,000	(4,102)
Enbridge, Inc.	Goldman Sachs International	Call	CAD	53.00	12/01/14	44,500	(51,910)
The Andersons, Inc.	Citibank N.A.	Call	USD	61.09	12/08/14	22,050	(91,788)
Archer-Daniels-Midland Co.	UBS AG	Call	USD	45.71	12/09/14	60,000	(119,988)
Tyson Foods, Inc., Class A	UBS AG	Call	USD	38.61	12/09/14	29,800	(78,399)
Bunge Ltd.	Morgan Stanley & Co. International PLC	Call	USD	82.82	12/10/14	39,600	(230,868)
Uralkali OJSC — GDR	Morgan Stanley & Co. International PLC	Call	USD	17.88	12/10/14	76,000	(59,182)
Select Harvests Ltd.	UBS AG	Call	AUD	6.34	12/11/14	21,000	(3,282)
Tyson Foods, Inc., Class A	Goldman Sachs International	Call	USD	39.38	12/15/14	53,900	(118,319)
The Mosaic Co.	Deutsche Bank AG	Call	USD	43.71	12/16/14	38,300	(50,029)
Vedanta Resources PLC	Bank of America N.A.	Call	GBP	8.80	12/17/14	11,000	(3,325)
Fresnillo PLC	UBS AG	Call	GBP	7.76	12/18/14	28,300	(2,840)
Total							$(1,502,817)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	85

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities Strategy Trust (BCX)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$57,154,316	$19,434,604	—	$76,588,920
Food & Staples Retailing	8,042,726	—	—	8,042,726
Food Products	81,645,779	—	—	81,645,779
Metals & Mining	100,457,951	30,841,067	—	131,299,018
Oil, Gas & Consumable Fuels	212,674,313	39,988,154	—	252,662,467
Paper & Forest Products	10,833,805	—	—	10,833,805
Real Estate Investment Trusts (REITs)	10,215,562	—	—	10,215,562
Preferred Stocks	4,451,600	—	—	4,451,600
Short-Term Securities	9,369,900	4,137,800	—	13,507,700
Total	$494,845,952	$94,401,625	—	$589,247,577

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(916,095)	$(1,552,217)	—	$(2,468,312)
[1] Derivative financial instruments are options written, which are shown at value

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$61,761	—	—	$61,761
Liabilities:
Collateral on securities loaned at value	—	$(4,137,800)	—	(4,137,800)
Total	$61,761	$(4,137,800)	—	$(4,076,039)

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1 [1]	Transfers into Level 2 [1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$12,910,307	$12,910,307	—
[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

86	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering — 2.8%
Ferrovial SA	393,500	$8,045,118
Vinci SA	47,300	2,699,799

		10,744,917
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc. (a)	79,500	3,994,875
Electric Utilities — 20.6%
American Electric Power Co., Inc. (a)	36,300	2,117,742
Cleco Corp.	36,400	1,956,864
Duke Energy Corp. (a)	157,868	12,968,856
Edison International (a)	127,600	7,985,208
Enel SpA (a)	236,200	1,206,962
Exelon Corp. (a)	192,700	7,050,893
Iberdrola SA	182,200	1,289,777
ITC Holdings Corp.	144,600	5,727,606
NextEra Energy, Inc. (b)	150,400	15,073,088
Northeast Utilities (a)	74,000	3,651,900
NRG Yield, Inc., Class A (a)	154,500	7,720,365
OGE Energy Corp.	52,400	1,953,996
Pinnacle West Capital Corp.	31,000	1,905,570
PPL Corp. (a)	82,600	2,890,174
Spark Infrastructure Group	670,800	1,127,609
Terna Rete Elettrica Nazionale SpA	251,100	1,265,968
Xcel Energy, Inc.	59,900	2,004,853

		77,897,431
Gas Utilities — 1.4%
New Jersey Resources Corp.	25,400	1,485,392
Snam SpA (a)	691,900	3,741,436

		5,226,828
Independent Power and Renewable Electricity Producers — 4.7%
Calpine Corp. (a)(c)	41,700	951,594
EDP Renovaveis SA	313,900	2,040,865
Enel Green Power SpA	822,500	2,021,929
NextEra Energy Partners LP	70,600	2,581,136
NRG Energy, Inc. (a)	143,401	4,299,162
Pattern Energy Group, Inc.	92,200	2,653,516
TerraForm Power, Inc., Class A (c)	120,700	3,435,122

		17,983,324
Media — 0.3%
Comcast Corp., Special Class A (a)(b)	20,100	1,108,314
Multi-Utilities — 21.0%
CenterPoint Energy, Inc. (a)	155,900	3,827,345
CMS Energy Corp. (b)	397,600	12,989,592
Dominion Resources, Inc. (a)	152,400	10,866,120
DTE Energy Co. (a)	25,100	2,062,216
E.ON SE	39,300	677,535
MDU Resources Group, Inc.	71,500	2,014,870
National Grid PLC	956,000	14,186,939
NiSource, Inc. (a)	119,300	5,017,758
NorthWestern Corp.	67,000	3,540,280
Public Service Enterprise Group, Inc.	188,656	7,793,379
RWE AG	49,100	1,742,154
Sempra Energy (a)	75,300	8,283,000
Veolia Environnement SA	55,000	913,484
Wisconsin Energy Corp.	113,000	5,611,580

		79,526,252

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 28.7%
Access Midstream Partners LP	33,276	$2,072,762
Delek Logistics Partners LP (a)	37,200	1,553,472
Dominion Midstream Partners LP (c)	365,900	10,922,115
Enable Midstream Partners LP	45,800	1,106,528
Enbridge, Inc.	162,200	7,681,792
Energy Transfer Partners LP	29,496	1,900,427
Enterprise Products Partners LP	231,954	8,559,103
EQT Midstream Partners LP (a)	49,000	4,340,420
GasLog Partners LP	6,500	173,940
Genesis Energy LP (a)	143,669	6,893,239
Magellan Midstream Partners LP (a)	74,100	6,066,567
MarkWest Energy Partners LP (a)	77,453	5,425,583
MPLX LP	60,500	4,034,140
ONEOK Partners LP	78,245	3,998,320
PBF Logistics LP (a)	32,300	795,549
Phillips 66 Partners LP (a)	52,900	3,686,601
Plains All American Pipeline LP (a)(b)	109,670	6,179,906
QEP Midstream Partners LP	34,459	556,513
Rose Rock Midstream LP	18,300	1,005,768
Shell Midstream Partners LP (c)	448,000	15,093,116
Sunoco Logistics Partners LP (a)	98,600	4,706,178
Tesoro Logistics LP (a)	65,558	3,690,915
TransCanada Corp. (a)	74,800	3,686,740
Valero Energy Partners LP (a)	45,300	1,934,310
Western Gas Partners LP (a)	23,514	1,643,629
Williams Partners LP	16,790	865,526

		108,573,159
Real Estate Investment Trusts (REITs) — 4.2%
American Tower Corp. (a)(b)	153,400	14,956,500
Crown Castle International Corp. (a)	11,300	882,756

		15,839,256
Transportation Infrastructure — 11.8%
Abertis Infraestructuras SA	390,900	8,151,172
Aeroports de Paris	29,300	3,468,065
Atlantia SpA (a)	418,084	9,873,966
CCR SA	223,900	1,667,119
Flughafen Zuerich AG	6,300	4,014,474
Fraport AG Frankfurt Airport Services Worldwide	49,600	3,073,249
Groupe Eurotunnel SA	348,800	4,408,563
Sydney Airport	597,666	2,323,574
Transurban Group	1,090,300	7,808,652

		44,788,834
Water Utilities — 2.6%
American Water Works Co., Inc.	184,600	9,852,102
Wireless Telecommunication Services — 0.7%
SBA Communications Corp., Class A (a)(c)	22,800	2,561,124
Total Long-Term Investments (Cost — $291,974,506) — 99.8%		378,096,416

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	87

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (d)(e)	14,980,589	$14,980,589
Total Short-Term Securities (Cost — $14,980,589) — 4.0%		14,980,589
Total Investments Before Options Written (Cost — $306,955,095) — 103.8%		393,077,005

Options Written	Value
(Premiums Received — $2,019,971) — (1.1)%	$(4,054,473)
Total Investments Net of Options Written — 102.7%	389,022,532
Liabilities in Excess of Other Assets — (2.7)%	(10,260,562)

Net Assets — 100.0%	$378,761,970

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at October 31, 2013	Net Activity	Shares Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	15,720,002	(739,413)	14,980,589	$3,509
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$547

(e)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Verizon Communications, Inc.	Call	USD	50.00	11/07/14	20	$(970)
Verizon Communications, Inc.	Call	USD	50.50	11/14/14	60	(2,130)
Atlantia SpA	Call	EUR	21.00	11/21/14	156	(4,868)
Enel SpA	Call	EUR	4.40	11/21/14	42	(678)
Snam SpA	Call	EUR	4.40	11/21/14	121	(10,204)
Calpine Corp.	Call	USD	23.00	11/22/14	145	(8,700)
CenterPoint Energy, Inc.	Call	USD	25.00	11/22/14	316	(6,320)
Comcast Corp., Special Class A	Call	USD	55.00	11/22/14	71	(6,568)
Crown Castle International Corp.	Call	USD	87.50	11/22/14	39	(488)
Delek Logistics Partners LP	Call	USD	40.00	11/22/14	130	(25,025)
Duke Energy Corp.	Call	USD	77.50	11/22/14	553	(251,615)
Edison International	Call	USD	60.00	11/22/14	223	(64,112)
EQT Midstream Partners LP	Call	USD	90.00	11/22/14	88	(13,860)
Exelon Corp.	Call	USD	35.00	11/22/14	677	(116,782)
Genesis Energy LP	Call	USD	52.50	11/22/14	250	(6,250)
Magellan Midstream Partners LP	Call	USD	82.50	11/22/14	100	(16,500)
Magellan Midstream Partners LP	Call	USD	85.00	11/22/14	190	(16,625)
MarkWest Energy Partners LP	Call	USD	75.00	11/22/14	67	(2,680)
MarkWest Energy Partners LP	Call	USD	80.00	11/22/14	136	(2,040)
Northeast Utilities	Call	USD	45.00	11/22/14	196	(84,280)
NRG Energy, Inc.	Call	USD	32.00	11/22/14	250	(8,750)
NRG Energy, Inc.	Call	USD	33.00	11/22/14	251	(4,392)
NRG Yield, Inc., Class A	Call	USD	45.00	11/22/14	270	(139,050)
PBF Logistics LP	Call	USD	25.00	11/22/14	113	(7,345)
Phillips 66 Partners LP	Call	USD	70.00	11/22/14	99	(18,562)
Plains All American Pipeline LP	Call	USD	60.00	11/22/14	62	(1,240)
PPL Corp.	Call	USD	34.00	11/22/14	288	(33,840)
SBA Communications Corp., Class A	Call	USD	110.00	11/22/14	80	(30,400)
Sempra Energy	Call	USD	105.00	11/22/14	197	(110,320)
Sunoco Logistics Partners LP	Call	USD	50.00	11/22/14	173	(11,678)
TransCanada Corp.	Call	CAD	56.00	11/22/14	260	(22,954)

See Notes to Financial Statements.

88	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Exchange-traded options written as of October 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Valero Energy Partners LP	Call	USD	50.00	11/22/14	73	$(1,278)
Western Gas Partners LP	Call	USD	75.00	11/22/14	82	(7,380)
Dominion Resources, Inc.	Call	USD	70.95	12/04/14	100	(11,430)
American Tower Corp.	Call	USD	97.25	12/05/14	268	(54,918)
Verizon Communications, Inc.	Call	USD	49.50	12/05/14	80	(10,040)
Verizon Communications, Inc.	Call	USD	50.50	12/12/14	38	(2,831)
Genesis Energy LP	Call	USD	50.00	12/20/14	250	(25,000)
MarkWest Energy Partners LP	Call	USD	77.50	12/20/14	68	(3,230)
NiSource, Inc.	Call	USD	42.00	12/20/14	273	(33,442)
Northeast Utilities	Call	USD	48.59	12/20/14	63	(8,192)
NRG Yield, Inc., Class A	Call	USD	50.00	12/20/14	272	(47,600)
Sunoco Logistics Partners LP	Call	USD	49.00	12/20/14	173	(24,480)
Tesoro Logistics LP	Call	USD	60.00	12/20/14	63	(7,088)
Valero Energy Partners LP	Call	USD	50.00	12/20/14	35	(2,188)
Verizon Communications, Inc.	Call	USD	50.00	12/20/14	80	(8,800)
DTE Energy Co.	Call	USD	80.25	1/05/15	87	(23,904)
Total						$(1,301,027)

•	Over-the-counter options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Public Service Enterprise Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	37.46	11/04/14	5,900	$(22,739)
Aeroports de Paris	Morgan Stanley & Co. International PLC	Call	EUR	102.26	11/06/14	5,000	(43)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	5.63	11/06/14	42,000	(20)
Fraport AG Frankfurt Airport Services Worldwide	Deutsche Bank AG	Call	EUR	52.95	11/06/14	2,200	(26)
NextEra Energy, Inc.	Deutsche Bank AG	Call	USD	98.61	11/06/14	17,200	(31,770)
ONEOK Partners LP	UBS AG	Call	USD	56.31	11/06/14	9,100	(3)
RWE AG	UBS AG	Call	EUR	30.02	11/06/14	17,100	(1,172)
Valero Energy Partners LP	Morgan Stanley & Co. International PLC	Call	USD	48.00	11/06/14	5,000	(105)
MDU Resources Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	31.63	11/07/14	20,700	—
MDU Resources Group, Inc.	UBS AG	Call	USD	27.88	11/07/14	7,000	(3,783)
National Grid PLC	Deutsche Bank AG	Call	GBP	8.88	11/07/14	145,000	(93,544)
National Grid PLC	Goldman Sachs International	Call	GBP	9.06	11/07/14	193,000	(69,465)
OGE Energy Corp.	Credit Suisse International	Call	USD	37.43	11/07/14	9,200	(2,726)
Abertis Infraestructuras SA	Morgan Stanley & Co. International PLC	Call	EUR	15.74	11/10/14	35,800	(40,593)
American Water Works Co., Inc.	UBS AG	Call	USD	48.31	11/10/14	16,000	(80,960)
CCR SA	Credit Suisse International	Call	BRL	18.11	11/10/14	30,000	(9,048)
CMS Energy Corp.	Goldman Sachs International	Call	USD	30.28	11/10/14	33,600	(81,259)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	5.67	11/10/14	13,200	(24)
Enbridge, Inc.	Goldman Sachs International	Call	USD	47.37	11/10/14	28,400	(21,803)
Enbridge, Inc.	Goldman Sachs International	Call	USD	50.00	11/10/14	28,300	(2,490)
Enterprise Products Partners LP	Goldman Sachs International	Call	USD	39.79	11/10/14	71,000	(1,288)
Fraport AG Frankfurt Airport Services Worldwide	Morgan Stanley & Co. International PLC	Call	EUR	52.18	11/10/14	4,700	(320)
Groupe Eurotunnel SA	Morgan Stanley & Co. International PLC	Call	EUR	9.58	11/10/14	44,000	(30,480)
OGE Energy Corp.	Citibank N.A.	Call	USD	37.24	11/10/14	9,100	(3,826)
Public Service Enterprise Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	37.95	11/10/14	24,900	(87,340)
Tesoro Logistics LP	Citibank N.A.	Call	USD	68.68	11/10/14	16,600	(120)
Abertis Infraestructuras SA	Bank of America N.A.	Call	EUR	15.11	11/11/14	35,800	(68,940)
Ferrovial SA	UBS AG	Call	EUR	15.61	11/11/14	29,000	(25,698)
ONEOK Partners LP	Citibank N.A.	Call	USD	54.59	11/11/14	9,100	(532)
Spark Infrastructure Group	Deutsche Bank AG	Call	AUD	1.84	11/11/14	117,000	(7,381)
Sydney Airport	Deutsche Bank AG	Call	AUD	4.37	11/11/14	105,000	(7,066)
Transurban Group	Goldman Sachs International	Call	AUD	7.80	11/11/14	191,000	(59,063)
Veolia Environnement SA	UBS AG	Call	EUR	13.63	11/11/14	19,200	(2,943)
EQT Midstream Partners LP	UBS AG	Call	USD	95.78	11/12/14	8,300	(1,541)
ITC Holdings Corp.	Citibank N.A.	Call	USD	36.13	11/12/14	12,600	(43,819)
Phillips 66 Partners LP	Morgan Stanley & Co. International PLC	Call	USD	73.00	11/12/14	8,600	(4,001)
American Tower Corp.	UBS AG	Call	USD	95.00	11/13/14	26,800	(80,919)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	89

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Over-the-counter options written as of October 31, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
E.ON SE	Deutsche Bank AG	Call	EUR	14.03	11/13/14	13,700	$(3,031)
Edison International	Morgan Stanley & Co. International PLC	Call	USD	57.25	11/13/14	22,300	(117,901)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	5.41	11/13/14	13,300	(561)
Sydney Airport	UBS AG	Call	AUD	4.32	11/14/14	105,000	(10,988)
Transurban Group	UBS AG	Call	AUD	7.83	11/14/14	95,000	(27,175)
NextEra Energy Partners LP	Morgan Stanley & Co. International PLC	Call	USD	35.50	11/17/14	12,300	(16,792)
Pattern Energy Group, Inc.	UBS AG	Call	USD	31.18	11/17/14	12,500	(1,914)
Xcel Energy, Inc.	Goldman Sachs International	Call	USD	31.00	11/17/14	21,000	(52,039)
Aeroports de Paris	Deutsche Bank AG	Call	EUR	96.65	11/18/14	2,600	(2,727)
EDP Renovaveis SA	Goldman Sachs International	Call	EUR	5.70	11/18/14	28,100	(186)
Ferrovial SA	Goldman Sachs International	Call	EUR	15.23	11/18/14	77,000	(105,164)
Fraport AG Frankfurt Airport Services Worldwide	Deutsche Bank AG	Call	EUR	52.87	11/18/14	2,200	(250)
Iberdrola SA	UBS AG	Call	EUR	5.52	11/18/14	63,500	(13,804)
NiSource, Inc.	Goldman Sachs International	Call	USD	39.37	11/18/14	14,500	(42,731)
Public Service Enterprise Group, Inc.	Citibank N.A.	Call	USD	38.42	11/18/14	10,400	(30,171)
Public Service Enterprise Group, Inc.	Credit Suisse International	Call	USD	37.54	11/18/14	24,800	(93,643)
American Electric Power Co., Inc.	Credit Suisse International	Call	USD	54.15	11/19/14	12,700	(53,264)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	48.69	11/19/14	8,100	(37,937)
Cleco Corp.	Morgan Stanley & Co. International PLC	Call	USD	54.50	11/19/14	5,900	(891)
CMS Energy Corp.	UBS AG	Call	USD	29.99	11/19/14	35,900	(98,993)
Access Midstream Partners LP	Deutsche Bank AG	Call	USD	63.48	11/20/14	6,000	(5,047)
ITC Holdings Corp.	Bank of America N.A.	Call	USD	35.70	11/20/14	12,600	(49,303)
Enterprise Products Partners LP	Deutsche Bank AG	Call	USD	37.04	11/21/14	10,100	(8,796)
Fraport AG Frankfurt Airport Services Worldwide	Deutsche Bank AG	Call	EUR	52.58	11/25/14	4,600	(1,198)
MPLX LP	Citibank N.A.	Call	USD	60.60	11/25/14	10,600	(68,082)
Pinnacle West Capital Corp.	UBS AG	Call	USD	59.10	11/26/14	10,800	(27,983)
NorthWestern Corp.	Deutsche Bank AG	Call	USD	46.51	12/01/14	2,100	(13,435)
CCR SA	Citibank N.A.	Call	BRL	18.74	12/02/14	22,000	(2,898)
EDP Renovaveis SA	Bank of America N.A.	Call	EUR	5.16	12/02/14	13,200	(2,919)
Groupe Eurotunnel SA	Morgan Stanley & Co. International PLC	Call	EUR	9.68	12/03/14	34,000	(23,465)
MPLX LP	Citibank N.A.	Call	USD	60.25	12/03/14	10,500	(75,156)
NextEra Energy Partners LP	Goldman Sachs International	Call	USD	36.13	12/03/14	12,400	(17,469)
CenterPoint Energy, Inc.	Deutsche Bank AG	Call	USD	24.48	12/04/14	23,000	(11,998)
Energy Transfer Partners LP	Deutsche Bank AG	Call	USD	65.32	12/04/14	10,300	(19,422)
Transurban Group	Morgan Stanley & Co. International PLC	Call	AUD	8.12	12/04/14	95,600	(12,488)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	50.85	12/08/14	16,200	(40,767)
Cleco Corp.	Goldman Sachs International	Call	USD	54.85	12/08/14	6,900	(1,403)
NextEra Energy, Inc.	Citibank N.A.	Call	USD	96.75	12/08/14	35,400	(130,910)
New Jersey Resources Corp.	Morgan Stanley & Co. International PLC	Call	USD	55.58	12/09/14	8,900	(37,157)
Plains All American Pipeline LP	Citibank N.A.	Call	USD	57.16	12/09/14	32,100	(43,697)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	47.59	12/09/14	9,900	(20,483)
Dominion Resources, Inc.	Morgan Stanley & Co. International PLC	Call	USD	68.92	12/10/14	43,300	(108,357)
Fraport AG Frankfurt Airport Services Worldwide	Morgan Stanley & Co. International PLC	Call	EUR	49.18	12/11/14	3,700	(7,285)
Spark Infrastructure Group	Citibank N.A.	Call	AUD	1.88	12/11/14	117,000	(6,513)
Vinci SA	UBS AG	Call	EUR	44.62	12/11/14	16,500	(33,598)
Sempra Energy	UBS AG	Call	USD	112.14	12/15/14	6,600	(11,002)
Access Midstream Partners LP	Credit Suisse International	Call	USD	61.00	12/16/14	5,600	(13,346)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	51.10	12/16/14	24,300	(55,161)
ITC Holdings Corp.	Goldman Sachs International	Call	USD	35.24	12/16/14	25,400	(110,998)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	49.72	12/16/14	29,600	(23,555)
CCR SA	Morgan Stanley & Co. International PLC	Call	BRL	18.61	12/17/14	26,300	(5,444)
CMS Energy Corp.	Credit Suisse International	Call	USD	32.15	12/17/14	69,600	(62,882)
Groupe Eurotunnel SA	Morgan Stanley & Co. International PLC	Call	EUR	9.69	12/17/14	44,000	(32,986)
Ferrovial SA	Bank of America N.A.	Call	EUR	16.02	12/18/14	32,000	(18,160)
NorthWestern Corp.	Morgan Stanley & Co. International PLC	Call	USD	51.12	1/06/15	21,400	(45,406)
Williams Partners LP	Credit Suisse International	Call	USD	53.14	1/06/15	5,800	(7,665)
Total							$(2,753,446)

See Notes to Financial Statements.

90	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instrument, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Construction & Engineering	—	$10,744,917	—	$10,744,917
Diversified Telecommunication Services	$3,994,875	—	—	3,994,875
Electric Utilities.	73,007,115	4,890,316	—	77,897,431
Gas Utilities	1,485,392	3,741,436	—	5,226,828
Independent Power and Renewable Electricity Producers	13,920,530	4,062,794	—	17,983,324
Media	1,108,314	—	—	1,108,314
Multi-Utilities	62,006,140	17,520,112	—	79,526,252
Oil, Gas & Consumable Fuels	108,573,159	—	—	108,573,159
Real Estate Investment Trusts (REITs)	15,839,256	—	—	15,839,256
Transportation Infrastructure.	1,667,119	43,121,715	—	44,788,834
Water Utilities	9,852,102	—	—	9,852,102
Wireless Telecommunication Services	2,561,124	—	—	2,561,124
Short-Term Securities	14,980,589	—	—	14,980,589
Total	$308,995,715	$84,081,290	—	$393,077,005

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts.	$(1,243,271)	$(2,811,202)	—	$(4,054,473)
[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, foreign currency at value of $29,023 is categorized as level 1 within the disclosure hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1 [1]	Transfers into Level 2 [1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$7,209,501	$7,209,501	—
[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	91

Statements of Assets and Liabilities

October 31, 2014	BlackRock Dividend Income Trust (BQY)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)

Assets
Investments at value — unaffiliated[1,2]	$87,187,895	$106,878,063	$733,132,207	$684,573,884	$1,624,813,008	$1,083,535,479
Investments at value — affiliated[3]	2,508,806	6,072,805	11,796,554	7,674,540	48,015,351	11,274,358
Cash	4,837	—	31,720	—	207,768	122,460
Cash pledged as collateral for OTC derivatives	—	100,000	—	100,000	100,000	—
Foreign currency at value[4]	24,227	7,851	160,963	4,176	1,965	879,256
Investments sold receivable	67,288	56,771	—	—	1,319,617	6,778,881
Options written receivable	16,082	18,801	—	26,884	220,455	391,858
Dividends receivable — affiliated	78	278	557	438	1,323	1,330
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,240,727	—	—
Dividends receivable	132,654	86,308	538,372	327,227	1,505,289	1,161,626
Securities lending income receivable — affiliated	5	84	—	82	524	5,800
Other assets	443	2,332	2,582	3,828	15,568	18,379

Total assets	89,942,315	113,223,293	745,662,955	694,951,786	1,676,200,868	1,104,169,427

Liabilities
Bank overdraft	—	—	—	15,877	—	—
Options written at value[5]	1,120,101	1,785,981	2,135,361	10,099,589	23,677,221	18,671,948
Collateral on securities loaned at value	—	26,416	—	15,621	—	1,398,320
Investments purchased payable	—	—	—	490,748	77,925	1,833,938
Options written payable	30,517	39,343	—	1,965	565,724	113,833
Income dividends payable	477,584	150,315	1,130,790	1,019,139	1,173,141	581,616
Investment advisory fees payable	54,183	105,091	749,810	473,615	1,099,522	890,084
Reorganization costs payable	197,585	198,072	—	—	—	—
Officer’s and Trustees’ fees payable	16,380	1,680	386,968	95,597	696,958	555,225
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	72,457	—	—
Other accrued expenses payable	117,737	108,470	150,977	182,122	227,185	262,955

Total liabilities	2,014,087	2,415,368	4,553,906	12,466,730	27,517,676	24,307,919

Net Assets	$87,928,228	$110,807,925	$741,109,049	$682,485,056	$1,648,683,192	$1,079,861,508

Net Assets Consist of
Paid-in capital	$82,721,272	$163,735,345	$671,744,850	$693,595,916	$1,518,259,039	$1,071,962,714
Undistributed (distributions in excess of) net investment income	(388,491)	—	11,513,217	(1,937,207)	(691,062)	(4,181,410)
Accumulated net realized gain (loss)	(3,965,924)	(63,128,841)	22,007,049	(105,945,809)	(189,280,025)	(100,903,737)
Net unrealized appreciation/depreciation	9,561,371	10,201,421	35,843,933	96,772,156	320,395,240	112,983,941

Net Assets	$87,928,228	$110,807,925	$741,109,049	$682,485,056	$1,648,683,192	$1,079,861,508

Net asset value[6,7]	$14.57	$8.82	$24.90	$15.47	$9.19	$15.54

[1] Investments at cost — unaffiliated	$77,020,463	$95,876,825	$698,925,885	$585,619,813	$1,293,338,413	$961,834,391
[2] Securities loaned at value	—	$25,831	—	$16,083	—	$1,474,256
[3] Investments at cost — affiliated	$2,508,806	$6,072,805	$11,796,554	$7,674,540	$48,015,351	$11,274,358
[4] Foreign currency at cost	$24,270	$9,627	$160,963	$10,034	$1,921	$894,486
[5] Premiums received	$516,301	$991,502	$3,776,701	$5,757,132	$12,597,822	$10,021,049
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value.	6,033,028	12,564,457	29,766,217	—	179,482,756	69,483,161
[7] Shares outstanding, 200 million shares authorized, $0.10 par value	—	—	—	44,121,400	—	—

See Notes to Financial Statements.

92	ANNUAL REPORT	OCTOBER 31, 2014

Statements of Assets and Liabilities

October 31, 2014	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Utility and Infrastructure Trust (BUI)

Assets
Investments at value — unaffiliated[2,3]	$317,286,417	$866,015,228	$503,929,317	$575,739,877	$378,096,416
Investments at value — affiliated[4]	433,398	20,925,755	39,026,977	13,507,700	14,980,589
Cash	—	14,344	21,412	61,761	—
Cash pledged as collateral for OTC derivatives	—	4,658,184	—	—	—
Cash pledged as collateral for exchange-traded options written	961,801	759,000	—	—	—
Foreign currency at value[5]	4,526	2,883,249	44,715	—	29,023
Investments sold receivable	260,755	8,313,348	—	—	82,989
Options written receivable	—	431,017	31,952	—	47,590
Dividends receivable — affiliated	109	1,733	1,154	531	524
Dividends receivable	274,555	1,311,523	775,799	857,377	824,907
Securities lending income receivable — affiliated	148	6,807	—	15,111	—
Other assets	2,332	9,542	4,960	4,041	2,332

Total assets	319,224,041	905,329,730	543,836,286	590,186,398	394,064,370

Liabilities
Options written at value[6]	4,206,661	16,460,929	3,229,938	2,468,312	4,054,473
Collateral on securities loaned at value	—	1,854,728	—	4,137,800	—
Investments purchased payable	706,303	16,360,859	1,566,944	—	10,304,000
Options written payable	—	11,293	—	—	148,112
Income dividends payable	—	1,233,527	6,825,038	672,332	335,594
Reorganization costs payable	—	—	300,364	—	—
Investment advisory fees payable	253,108	686,612	539,776	491,194	307,393
Officer’s and Trustees’ fees payable	20,669	493,718	308,180	6,275	3,293
Other accrued expenses payable	104,295	242,194	147,211	190,947	149,535

Total liabilities	5,291,036	37,343,860	12,917,451	7,966,860	15,302,400

Net Assets	$313,933,005	$867,985,870	$530,918,835	$582,219,538	$378,761,970

Net Assets Consist of
Paid-in capital	$183,207,205	$1,354,954,442	$590,491,724	$733,445,686	$298,785,482
Undistributed (distributions in excess of) net investment income	80,023	(3,848,440)	(6,982,373)	(398,604)	1,271,735
Accumulated net realized gain (loss)	16,727,894	(524,879,364)	(113,431,055)	(149,623,026)	(5,375,038)
Net unrealized appreciation/depreciation	113,917,883	41,759,232	60,840,539	(1,204,518)	84,079,791

Net Assets	$313,933,005	$867,985,870	$530,918,835	$582,219,538	$378,761,970

Net asset value[7]	$40.22	$7.89	$9.29	$12.50	$22.40

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$202,207,532	$816,331,186	$442,899,480	$577,110,532	$291,974,506
[3] Securities loaned at value	—	$1,771,251	—	$4,021,920	—
[4] Investments at cost — affiliated	$433,398	$20,925,755	$39,026,977	$13,507,700	$14,980,589
[5] Foreign currency at cost	$4,530	$2,900,855	$45,467	—	$29,032
[6] Premiums received	$3,053,730	$8,615,856	$3,104,112	$2,646,767	$2,019,971
[7] Shares outstanding, unlimited number of shares authorized, $0.001 par value	7,804,858	109,989,277	57,173,280	46,575,310	16,906,964

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	93

Statements of Operations

Year Ended October 31, 2014	BlackRock Dividend Income Trust (BQY)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)

Investment Income
Dividends — unaffiliated	$2,755,307	$2,765,129	$18,845,035	$31,067,597	$44,084,322	$22,545,655
Foreign taxes withheld	(64,967)	(150,272)	(1,129,834)	(316,626)	(504,357)	(965,168)
Dividends — affiliated	1,366	2,223	14,208	5,601	15,143	9,513
Securities lending — affiliated — net	10	1,486	16,642	51	524	110,061
Other income — affiliated	1,802	3,778	7,901	843	7,663	7,530

Total income	2,693,518	2,622,344	17,753,952	30,757,466	43,603,295	21,707,591

Expenses
Investment advisory	656,525	1,372,212	9,919,201	5,829,083	13,220,957	11,371,765
Reorganization	215,813	248,587	—	—	148,630	—
Licensing	115,716	—	—	—	—	—
Custodian	89,841	98,060	124,995	117,798	192,148	351,000
Professional	48,500	56,976	61,629	187,816	107,725	97,714
Transfer agent	27,431	30,166	114,477	76,709	201,901	152,385
Officer and Trustees	10,461	11,775	98,729	67,463	178,176	136,624
Printing	8,182	8,902	34,479	26,474	53,307	40,295
Insurance	4,406	6,938	41,588	20,473	59,038	42,426
Registration	2,660	9,318	9,203	15,230	62,300	23,985
Miscellaneous	41,135	38,593	28,633	33,663	32,605	82,365

Total expenses	1,220,670	1,881,527	10,432,934	6,374,709	14,256,787	12,298,559
Less fees waived by Manager	(2,560)	(61,285)	(25,351)	(10,357)	(30,697)	(18,678)
Less reorganization costs reimbursed by Manager	—	—	—	—	(148,630)	—

Total expenses after fees waived and/or reimbursed by Manager	1,218,110	1,820,242	10,407,583	6,364,352	14,077,460	12,279,881

Net investment income	1,475,408	802,102	7,346,369	24,393,114	29,525,835	9,427,710

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	3,696,902	(1,472,776)	83,707,986	3,344,991	(2,870,394)	4,233,379
Options written	(131,069)	111,180	(460,975)	11,842,946	1,156,503	23,107,432
Foreign currency transactions	1,226	(105,285)	(44,762)	2,226,609	7,870	(103,568)

	3,567,059	(1,466,881)	83,202,249	17,414,546	(1,706,021)	27,237,243

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	2,137,376	6,241,057	(118,599,960)	20,474,136	138,772,116	(17,402,999)
Options written	(218,668)	(633,552)	(815,532)	(45,982)	(3,221,974)	(4,401,165)
Foreign currency translations	(2,574)	(3,013)	(3,694)	2,135,043	(4)	(231,065)

	1,916,134	5,604,492	(119,419,186)	22,563,197	135,550,138	(22,035,229)

Total realized and unrealized gain (loss)	5,483,193	4,137,611	(36,216,937)	39,977,743	133,844,117	5,202,014

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,958,601	$4,939,713	$(28,870,568)	$64,370,857	$163,369,952	$14,629,724

See Notes to Financial Statements.

94	ANNUAL REPORT	OCTOBER 31, 2014

Statements of Operations

Year Ended October 31, 2014	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Utility and Infrastructure Trust (BUI)
Investment Income
Dividends — unaffiliated	$3,185,700	$22,804,892	$14,458,227	$18,888,539	$13,123,311
Foreign taxes withheld	(92,618)	(1,603,832)	(561,910)	(1,502,728)	(497,713)
Dividends — affiliated	2,339	10,701	8,050	9,059	3,509
Securities lending — affiliated — net	8,206	145,293	998	31,751	547
Other income — affiliated	2,267	7,166	3,498	21,128	3,288

Total income	3,105,894	21,364,220	13,908,863	17,447,749	12,632,942

Expenses
Investment advisory	2,825,619	9,635,153	6,982,316	7,592,061	3,646,598
Reorganization	—	—	400,860	522,264	—
Custodian	112,489	348,227	154,483	112,620	125,875
Professional	62,725	98,824	55,994	78,185	66,225
Transfer agent	39,667	135,267	97,159	82,221	51,369
Officer and Trustees	29,845	121,821	69,946	62,226	35,823
Printing	15,226	35,761	19,039	3,000	15,213
Insurance	11,433	60,162	35,201	17,502	9,581
Registration	9,281	37,969	15,435	16,079	9,279
Miscellaneous	27,176	116,345	54,141	32,535	58,000

Total expenses	3,133,461	10,589,529	7,884,574	8,518,693	4,017,963
Less fees waived by Manager	(4,244)	(502,491)	(282,238)	(1,283,483)	(6,623)
Less reorganization costs reimbursed by Manager	—	—	—	(522,264)	—

Total expenses after fees waived and/or reimbursed by Manager	3,129,217	10,087,038	7,602,336	6,712,946	4,011,340

Net investment income (loss)	(23,323)	11,277,182	6,306,527	10,734,803	8,621,602

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	35,691,906	23,435,384	(6,686,457)	(9,395,919)	9,106,272
Options written	(2,802,215)	13,684,874	3,298,468	(196,096)	(3,029,227)
Foreign currency transactions	39,589	262,487	(152,710)	(52,301)	(39,186)

	32,929,280	37,382,745	(3,540,699)	(9,644,316)	6,037,859

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	40,043,542	(92,525,089)	(14,015,882)[2]	(3,231,843)	39,522,788
Options written	(1,797,104)	(3,743,858)	(156,605)	425,446	(186,639)
Foreign currency translations	(11,979)	(117,975)	6,493	(13,584)	10,366

	38,234,459	(96,386,922)	(14,165,994)	(2,819,981)	39,346,515

Total realized and unrealized gain (loss)	71,163,739	(59,004,177)	(17,706,693)	(12,464,297)	45,384,374

Net Increase (Decrease) in Net Assets Resulting from Operations	$71,140,416	$(47,726,995)	$(11,400,166)	$(1,729,494)	$54,005,976

[1]	Consolidated Statement of Operations.
[2]	Net of $69,827 foreign capital gain tax.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	95

Statements of Changes in Net Assets

	BlackRock Dividend Income Trust (BQY)		BlackRock EcoSolutions Investment Trust (BQR)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$1,475,408	$1,911,679	$802,102	$1,147,375
Net realized gain (loss)	3,567,059	4,615,388	(1,466,881)	1,515,988
Net change in unrealized appreciation/depreciation	1,916,134	4,941,159	5,604,492	6,617,063

Net increase in net assets resulting from operations	6,958,601	11,468,226	4,939,713	9,280,426

Distributions to Shareholders[1]
Net investment income	(2,186,227)	(1,708,290)	(788,584)	(1,031,216)
Net realized gains	(3,812,737)	(3,962,756)	—	—
Return of capital	(14,758)	—	(8,480,844)	(7,977,500)

Decrease in net assets resulting from distributions to shareholders	(6,013,722)	(5,671,046)	(9,269,428)	(9,008,716)

Net Assets
Total increase (decrease) in net assets	944,879	5,797,180	(4,329,715)	271,710
Beginning of year	86,983,349	81,186,169	115,137,640	114,865,930

End of year	$87,928,228	$86,983,349	$110,807,925	$115,137,640

Undistributed (distributions in excess of) net investment income, end of year	$(388,491)	$183,768	—	—

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

96	ANNUAL REPORT	OCTOBER 31, 2014

Statements of Changes in Net Assets

	BlackRock Energy and Resources Trust (BGR)		BlackRock Enhanced Capital and Income Fund, Inc. (CII)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$7,346,369	$3,487,794	$24,393,114	$13,662,033
Net realized gain	83,202,249	137,486,490	17,414,546	41,586,734
Net change in unrealized appreciation/depreciation	(119,419,186)	31,425,100	22,563,197	50,511,787

Net increase (decrease) in net assets resulting from operations	(28,870,568)	172,399,384	64,370,857	105,760,554

Distributions to Shareholders[1]
Net investment income	(13,106,479)	—	(28,519,674)	(13,908,365)
Net realized gains	(113,548,774)	(48,221,272)	—	—
Return of capital	—	—	(28,838,146)	(39,037,315)

Decrease in net assets resulting from distributions to shareholders	(126,655,253)	(48,221,272)	(57,357,820)	(52,945,680)

Net Assets
Total increase (decrease) in net assets	(155,525,821)	124,178,112	7,013,037	52,814,874
Beginning of year	896,634,870	772,456,758	675,472,019	622,657,145

End of year	$741,109,049	$896,634,870	$682,485,056	$675,472,019

Undistributed (distributions in excess of) net investment income, end of year	$11,513,217	$(2,782,487)	$(1,937,207)	$(37,256)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	97

Statements of Changes in Net Assets

	BlackRock Enhanced Equity Dividend Trust (BDJ)		BlackRock Global Opportunities Equity Trust (BOE)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$29,525,835	$32,816,080	$9,427,710	$8,382,978
Net realized gain (loss)	(1,706,021)	117,623,639	27,237,243	109,951,890
Net change in unrealized appreciation/depreciation	135,550,138	54,197,961	(22,035,229)	86,145,100

Net increase in net assets resulting from operations	163,369,952	204,637,680	14,629,724	204,479,968

Distributions to Shareholders[1]
Net investment income	(29,340,373)	(32,582,758)	(11,495,722)	(11,468,669)
Distributions in excess of net investment income[2]	—	(35,787,362)	(19,478,198)	(63,152,174)
Net realized gains	—	(32,140,223)	—	—
Return of capital	(79,569,763)	—	(62,866,563)	(11,996,866)

Decrease in net assets resulting from distributions to shareholders	(108,910,136)	(100,510,343)	(93,840,483)	(86,617,709)

Net Assets
Total increase (decrease) in net assets	54,459,816	104,127,337	(79,210,759)	117,862,259
Beginning of year	1,594,223,376	1,490,096,039	1,159,072,267	1,041,210,008

End of year	$1,648,683,192	$1,594,223,376	$1,079,861,508	$1,159,072,267

Distributions in excess of net investment income, end of year	$(691,062)	$(600,773)	$(4,181,410)	$(2,479,284)

[1]	Determined in accordance with federal income tax regulations.

[2]	Taxable distribution.

See Notes to Financial Statements.

98	ANNUAL REPORT	OCTOBER 31, 2014

Statements of Changes in Net Assets

	BlackRock Health Sciences Trust (BME)		BlackRock International Growth and Income Trust (BGY)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income (loss)	$(23,323)	$923,733	$11,277,182	$14,055,907
Net realized gain	32,929,280	24,717,008	37,382,745	72,629,297
Net change in unrealized appreciation/depreciation	38,234,459	43,710,073	(96,386,922)	72,416,478

Net increase (decrease) in net assets resulting from operations	71,140,416	69,350,814	(47,726,995)	159,101,682

Distributions to Shareholders[1]
Net investment income	(806,862)	(446,759)	(13,975,718)	(18,226,947)
Distributions in excess of net investment income[2]	—	—	(8,305,169)	—
Net realized gains	(28,969,492)	(17,987,036)	—	—
Return of capital	—	—	(57,741,812)	(55,619,854)

Decrease in net assets resulting from distributions to shareholders	(29,776,354)	(18,433,795)	(80,022,699)	(73,846,801)

Capital Share Transactions
Reinvestment of distributions	2,407,444	867,486	—	—

Net Assets
Total increase (decrease) in net assets	43,771,506	51,784,505	(127,749,694)	85,254,881
Beginning of year	270,161,499	218,376,994	995,735,564	910,480,683

End of year	$313,933,005	$270,161,499	$867,985,870	$995,735,564

Undistributed (distributions in excess of) net investment income, end of period	$80,023	$466,794	$(3,848,440)	$(2,109,861)

[1]	Determined in accordance with federal income tax regulations.

[2]	Tax distribution.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	99

Statements of Changes in Net Assets

	BlackRock Real Asset Equity Trust (BCF)		BlackRock Resources & Commodities Strategy Trust (BCX)[1]
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$6,306,527	$6,199,566	$10,734,803	$11,454,960
Net realized loss	(3,540,699)	(10,322,502)	(9,644,316)	(65,371,790)
Net change in unrealized appreciation/depreciation	(14,165,994)	9,610,522	(2,819,981)	20,545,737

Net increase (decrease) in net assets resulting from operations	(11,400,166)	5,487,586	(1,729,494)	(33,371,093)

Distributions to Shareholders[2]
Net investment income	(13,152,919)	(6,692,838)	(14,352,994)	(6,452,839)
Return of capital	(30,161,558)	(43,962,688)	(32,315,467)	(47,574,521)

Decrease in net assets resulting from distributions to shareholders	(43,314,477)	(50,655,526)	(46,668,461)	(54,027,360)

Net Assets
Total decrease in net assets	(54,714,643)	(45,167,940)	(48,397,955)	(87,398,453)
Beginning of year	585,633,478	630,801,418	630,617,493	718,015,946

End of year	$530,918,835	$585,633,478	$582,219,538	$630,617,493

Distributions in excess of net investment income, end of year	$(6,982,373)	$(3,635,115)	$(398,604)	$(4,416,905)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

100	ANNUAL REPORT	OCTOBER 31, 2014

Statements of Changes in Net Assets

	BlackRock Utility and Infrastructure Trust (BUI)
	Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$8,621,602	$9,640,424
Net realized gain	6,037,859	6,418,044
Net change in unrealized appreciation/depreciation	39,346,515	17,842,699

Net increase in net assets resulting from operations	54,005,976	33,901,167

Distributions to Shareholders[1]
Net investment income	(8,667,652)	(8,709,264)
Net realized gains	(6,308,640)	(7,173,603)
Return of capital	(11,593,002)	(8,632,231)

Decrease in net assets resulting from distributions to shareholders	(26,569,294)	(24,515,098)

Net Assets
Total increase in net assets	27,436,682	9,386,069
Beginning of year	351,325,288	341,939,219

End of year	$378,761,970	$351,325,288

Undistributed net investment income, end of year	$1,271,735	$1,564,553

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	101

Statements of Cash Flows

Year Ended October 31, 2014	BlackRock Dividend Income Trust (BQY)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$6,958,601	$4,939,713	$(28,870,568)	$64,370,857
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Decrease in cash pledged as collateral for OTC derivatives	—	—	—	600,000
Decrease (increase) in dividends receivable	20,945	22,186	(197)	(173,092)
Decrease (increase) in dividends receivable — affiliated	—	(26)	1,187	36
Increase in securities lending income receivable — affiliated	(5)	(84)	—	(82)
Decrease in other assets	2,026	3,706	15,611	1,949
Decrease in investment advisory fees payable	(10)	(7,057)	(157,511)	(3,811)
Increase in collateral on securities loaned at value	—	26,416	—	15,621
Increase in reorganization costs payable	197,585	198,072	—	—
Increase in Officer’s and Trustees’ fees payable	2,211	1,084	56,339	32,021
Increase (decrease) in other accrued expenses payable	5,394	(11,751)	(42,637)	(89,373)
Net realized (gain) loss on investments and options written	(3,565,833)	1,361,596	(83,247,011)	(15,187,937)
Net unrealized (gain) loss on investments, options written and foreign currency translations	(1,918,786)	(5,615,926)	119,415,493	(22,595,855)
Premiums received from options written	4,494,182	7,766,435	40,165,454	59,365,130
Premiums paid on closing options written	(4,102,820)	(7,370,289)	(42,759,749)	(41,282,187)
Proceeds from sales of long-term investments	40,632,352	85,703,853	795,101,349	553,803,932
Purchases of long-term investments	(38,381,307)	(78,896,557)	(723,085,544)	(557,289,932)
Net sales of short-term securities	1,199,539	1,616,060	49,013,969	12,807,992

Cash provided by operating activities	5,544,074	9,737,431	125,606,185	54,375,269

Cash Used for Financing Activities
Decrease in bank overdraft/bank overdraft on foreign currency at value	—	(618,888)	—	(103,383)
Cash dividends paid to shareholders	(5,536,138)	(9,119,113)	(125,524,463)	(56,338,681)

Cash used for financing activities	(5,536,138)	(9,738,001)	(125,524,463)	(56,442,064)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	59	8,421	(1)	2,434

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency at value	7,995	7,851	81,721	(2,064,361)
Cash and foreign currency at value beginning of year	21,069	—	110,962	2,068,537

Cash and foreign currency at value end of year	$29,064	$7,851	$192,683	$4,176

See Notes to Financial Statements.

102	ANNUAL REPORT	OCTOBER 31, 2014

Statements of Cash Flows (continued)

Year Ended October 31, 2014	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$163,369,952	$14,629,724	$71,140,416	$(47,726,995)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Decrease in cash pledged as collateral for OTC derivatives	—	—	—	1,065,816
Increase in cash pledged as collateral for exchange-traded options written	—	—	(961,801)	(759,000)
Increase in dividends receivable — affiliated	(203)	(986)	(16)	(1,352)
Decrease in dividends receivable	95,986	1,113,099	63,268	1,118,717
Increase in securities lending income receivable — affiliated	(524)	(5,800)	(148)	(6,807)
Decrease in other assets	15,295	379,947	3,866	32,698
Increase (decrease) in investment advisory fees payable	24,095	(82,577)	25,675	(106,186)
Increase in collateral on securities loaned at value	—	1,398,320	—	1,854,728
Increase in Officer’s and Trustees’ fees payable	93,450	77,251	3,444	71,774
Decrease in other accrued expenses payable	(90,983)	(73,250)	(11,463)	(93,106)
Net realized (gain) loss on investments and options written	1,713,891	(27,340,811)	(32,889,691)	(37,120,258)
Net unrealized (gain) loss on investments, options written and foreign currency translations	(135,550,146)	21,628,394	(38,246,452)	96,267,541
Premiums received from options written	108,784,387	105,842,155	20,696,888	90,783,411
Premiums paid on closing options written	(93,682,339)	(74,143,535)	(21,793,773)	(71,673,865)
Proceeds from sales of long-term investments	1,114,012,634	1,767,353,584	237,315,777	1,888,929,736
Purchases of long-term investments	(1,051,752,876)	(1,745,853,253)	(208,686,330)	(1,845,402,837)
Net sales of short-term securities	904,995	25,113,226	711,264	1,420,975

Cash provided by operating activities	107,937,614	90,035,488	27,370,924	78,654,990

Cash Used for Financing Activities
Decrease in bank overdraft	—	(295)	—	(1,358)
Cash dividends paid to shareholders	(107,736,995)	(93,258,867)	(27,368,910)	(78,789,172)

Cash used for financing activities	(107,736,995)	(93,259,162)	(27,368,910)	(78,790,530)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	4	182,032	14	(8,907)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency at value	200,623	(3,041,642)	2,028	(144,447)
Cash and foreign currency at value beginning of year	9,110	4,043,358	2,498	3,042,040

Cash and foreign currency at value end of year	$209,733	$1,001,716	$4,526	$2,897,593

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	—	—	$2,407,444	—

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	103

Statements of Cash Flows (concluded)

Year Ended October 31, 2014	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Utility and Infrastructure Trust (BUI)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(11,400,166)	$(1,729,494)	$54,005,976
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Decrease (increase) in dividends receivable — affiliated	(437)	105	(16)
Decrease in dividends receivable	118,899	132,673	339,581
Increase in securities lending income receivable — affiliated	—	(15,111)	—
Decrease (increase) in other assets	14,535	(84)	(49)
Increase in collateral on securities on loaned at value	—	4,137,800	—
Increase (decrease) in investment advisory fees payable	(26,495)	(38,512)	15,343
Increase in Officer’s and Trustees’ fees payable	40,276	3,137	1,506
Increase (decrease) in other accrued expenses payable	240,612	(74,565)	(33,869)
Net realized (gain) loss on investments and options written	3,387,989	9,592,015	(6,077,045)
Net unrealized (gain) loss on investments, options written and foreign currency translations	14,101,764	2,806,188	(39,330,615)
Premiums received from options written	32,869,895	28,811,456	15,949,640
Premiums paid on closing options written	(28,779,113)	(28,001,657)	(17,250,040)
Proceeds from sales of long-term investments	477,887,899	411,501,691	163,006,422
Purchases of long-term investments	(434,198,868)	(397,223,188)	(145,602,881)
Net (purchases) sales of short-term securities	(17,863,798)	15,909,255	739,413

Cash provided by operating activities	36,392,992	45,811,709	25,763,366

Cash Used for Financing Activities
Decrease in bank overdraft on foreign currency at value	—	—	(990,610)
Cash dividends paid to shareholders	(36,489,439)	(45,996,129)	(26,233,700)

Cash used for financing activities	(36,489,439)	(45,996,129)	(27,224,310)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	754	—	(5,534)

Cash and Foreign Currency
Net decrease in cash and foreign currency at value	(95,693)	(184,420)	(1,466,478)
Cash and foreign currency at value beginning of year	161,820	246,181	1,495,501

Cash and foreign currency at value end of year	$66,127	$61,761	$29,023

[1]	Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

104	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Dividend Income Trust (BQY)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.42	$13.46	$13.61	$14.26	$13.38

Net investment income[1]	0.24	0.32	0.33	0.35	0.33
Net realized and unrealized gain (loss)	0.91	1.58	0.79	(0.00)[2]	1.36

Net increase from investment operations	1.15	1.90	1.12	0.35	1.69

Distributions:[3]
Net investment income	(0.36)	(0.28)	(0.67)	(0.22)	(0.11)
Net realized gain	(0.63)	(0.66)	(0.60)	(0.78)	(0.70)
Return of capital	(0.01)	—	—	—	—

Total distributions	(1.00)	(0.94)	(1.27)	(1.00)	(0.81)

Net asset value, end of year	$14.57	$14.42	$13.46	$13.61	$14.26

Market price, end of year	$13.18	$12.84	$12.34	$12.43	$13.44

Total Return[4]
Based on net asset value	9.01%	15.50%	9.48%	2.79%	14.08%

Based on market price	10.75%	12.18%	9.90%	(0.40)%	24.67%

Ratios to Average Net Assets
Total expenses	1.39%[5]	1.19%	1.18%	1.19%	1.23%

Total expenses after fees waived	1.39%[5]	1.18%	1.18%	1.19%	1.22%

Net investment income	1.69%	2.29%	2.50%	2.45%	2.40%

Supplemental Data
Net assets, end of year (000)	$87,928	$86,893	$81,186	$82,096	$86,047

Portfolio turnover rate	45%	103%	129%	97%	59%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 1.15% and 1.15%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	105

Financial Highlights	BlackRock EcoSolutions Investments Trust (BQR)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.16	$9.14	$9.38	$10.65	$10.56

Net investment income[1]	0.06	0.09	0.08	0.10	0.05
Net realized and unrealized gain (loss)	0.34	0.65	0.56	(0.30)	1.24

Net increase (decrease) from investment operations	0.40	0.74	0.64	(0.20)	1.29

Distributions:[2]
Net investment income	(0.06)	(0.08)	(0.07)	(0.11)	(0.05)
Return of capital	(0.68)	(0.64)	(0.81)	(0.96)	(1.15)

Total distributions	(0.74)	(0.72)	(0.88)	(1.07)	(1.20)

Net asset value, end of year	$8.82	$9.16	$9.14	$9.38	$10.65

Market price, end of year	$7.65	$7.93	$8.66	$8.58	$11.69

Total Return[3]
Based on net asset value	5.55%	9.08%	7.77%	(2.13)%	13.04%

Based on market price	5.74%	(0.34)%	11.63%	(18.45)%	28.08%

Ratios to Average Net Assets
Total expenses	1.65%[4]	1.44%	1.44%	1.40%	1.45%

Total expenses after fees waived	1.59%[4]	1.41%	1.43%	1.40%	1.45%

Net investment income	0.70%	0.98%	0.92%	0.98%	0.47%

Supplemental Data
Net assets, end of year (000)	$110,808	$115,138	$114,866	$117,497	$131,002

Portfolio turnover rate	71%	94%	107%	86%	124%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 1.43% and 1.37%, respectively.

See Notes to Financial Statements.

106	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$30.12	$25.95	$28.33	$25.87	$23.81

Net investment income[1]	0.25	0.12	0.13	0.06	0.26
Net realized and unrealized gain (loss)	(1.21)	5.67	(0.74)	4.02	3.42

Net increase (decrease) from investment operations	(0.96)	5.79	(0.61)	4.08	3.68

Distributions:[2]
Net investment income	(0.44)	—	(0.03)	(0.24)	(0.17)
Net realized gain	(3.82)	(1.62)	(1.44)	(1.38)	(1.45)
Return of capital	—	—	(0.30)	—	—

Total distributions	(4.26)	(1.62)	(1.77)	(1.62)	(1.62)

Net asset value, end of year	$24.90	$30.12	$25.95	$28.33	$25.87

Market price, end of year	$23.78	$26.82	$24.28	$26.54	$25.36

Total Return[3]
Based on net asset value	(2.36)%	23.68%	(1.76)%	16.09%	15.89%

Based on market price	4.73%	17.70%	(1.88)%	10.95%	21.95%

Ratios to Average Net Assets
Total expenses	1.26%	1.26%	1.28%	1.26%	1.27%

Total expenses after fees waived	1.26%	1.25%	1.22%	1.15%	1.11%

Net investment income	0.89%	0.42%	0.50%	0.19%	1.04%

Supplemental Data
Net assets, end of year (000)	$741,109	$896,635	$772,457	$843,328	$769,976

Portfolio turnover rate	85%	132%	86%	111%	80%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	107

Financial Highlights	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.31	$14.11	$13.87	$14.53	$14.40

Net investment income[1]	0.55	0.31	0.33	0.35	0.31
Net realized and unrealized gain	0.91	2.09	1.29	0.68	1.76

Net increase from investment operations	1.46	2.40	1.62	1.03	2.07

Distributions:[2]
Net investment income	(0.65)	(0.32)	(0.33)[3]	(0.35)[3]	(0.31)
Distributions in excess of net investment income[4]	—	—	(0.20)[3]	(0.23)[3]	—
Net realized gain	—	—	(0.13)	(1.11)	(1.33)
Return of capital	(0.65)	(0.88)	(0.72)	—	(0.30)

Total distributions	(1.30)	(1.20)	(1.38)	(1.69)	(1.94)

Net asset value, end of year	$15.47	$15.31	$14.11	$13.87	$14.53

Market price, end of year	$14.89	$13.52	$12.99	$12.39	$15.03

Total Return[5]
Based on net asset value	10.49%	18.97%	12.94%	7.56%	15.22%

Based on market price	20.43%	14.11%	16.39%	(7.11)%	24.73%

Ratios to Average Net Assets
Total expenses	0.93%	0.93%	0.94%	0.94%	0.93%

Total expenses after fees waived	0.93%	0.93%	0.94%	0.93%	0.93%

Net investment income	3.56%	2.15%	2.34%	2.40%	2.14%

Supplemental Data
Net assets, end of year (000)	$682,485	$675,472	$622,657	$612,145	$635,849

Portfolio turnover rate	80%	218%	205%	190%	210%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.53 and $0.58, respectively.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

108	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.88	$8.30	$8.03	$8.32	$8.13

Net investment income[1]	0.16	0.18	0.18	0.16	0.17
Net realized and unrealized gain	0.76	0.96	0.77	0.38	1.00

Net increase from investment operations	0.92	1.14	0.95	0.54	1.17

Distributions:[2]
Net investment income	(0.17)	(0.18)	(0.18)[3]	(0.16)[3]	(0.17)
Distributions in excess of net investment income[4]	—	(0.20)	(0.22)[3]	(0.35)[3]	—
Net realized gain	—	(0.18)	—	—	—
Return of capital	(0.44)	—	(0.28)	(0.32)	(0.81)

Total distributions	(0.61)	(0.56)	(0.68)	(0.83)	(0.98)

Net asset value, end of year	$9.19	$8.88	$8.30	$8.03	$8.32

Market price, end of year	$8.35	$7.72	$7.41	$7.29	$8.99

Total Return[5]
Based on net asset value	11.40%	15.11%	13.22%	6.88%	15.23%

Based on market price	16.42%	12.09%	11.34%	(10.20)%	28.30%

Ratios to Average Net Assets
Total expenses	0.87%[6]	0.87%	0.95%	1.15%	1.16%

Total expenses after fees waived	0.86%[6]	0.87%	0.95%	1.14%	1.16%

Net investment income	1.81%	2.13%	2.16%	1.92%	2.06%

Supplemental Data
Net assets, end of year (000)	$1,648,683	$1,594,223	$1,490,096	$575,712	$592,328

Portfolio turnover rate	63%	180%	185%	231%	232%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.40 and $0.51, respectively.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 0.86% and 0.86%, respectively

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	109

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.68	$14.99	$16.03	$18.68	$18.64

Net investment income[1]	0.14	0.12	0.20	0.17	0.19
Net realized and unrealized gain (loss)	0.07	2.82	0.72	(0.54)	2.13

Net increase (decrease) from investment operations	0.21	2.94	0.92	(0.37)	2.32

Distributions:[2]
Net investment income	(0.17)	(0.17)	(0.22)	(0.17)[3]	(0.18)[3]
Distributions in excess of net investment income[4]	(0.28)	(0.91)	—	(0.68)[3]	(1.26)[3]
Net realized gain	—	—	—	(0.61)	(0.25)
Return of capital	(0.90)	(0.17)	(1.74)	(0.82)	(0.59)

Total distributions	(1.35)	(1.25)	(1.96)	(2.28)	(2.28)

Net asset value, end of year	$15.54	$16.68	$14.99	$16.03	$18.68

Market price, end of year	$14.00	$14.74	$13.24	$14.95	$19.06

Total Return[5]
Based on net asset value	2.10%	21.93%	7.36%	(2.55)%	13.76%

Based on market price	4.09%	21.99%	1.68%	(10.93)%	17.58%

Ratios to Average Net Assets
Total expenses	1.08%	1.08%	1.10%	1.10%	1.11%

Total expenses after fees waived	1.08%	1.08%	1.10%	1.09%	1.10%

Net investment income	0.83%	0.77%	1.34%	0.96%	1.03%

Supplemental Data
Net assets, end of year (000)	$1,079,862	$1,159,072	$1,041,210	$1,113,920	$1,290,105

Portfolio turnover rate	150%	279%	298%	253%	264%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 and October 31, 2010 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.85 and $1.44, respectively.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

110	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$34.92	$28.34	$26.65	$27.19	$25.37

Net investment income (loss)[1]	(0.00)[2]	0.12	0.08	(0.01)	0.02
Net realized and unrealized gain	9.14	8.85	4.11	1.71	3.34

Net increase from investment operations	9.14	8.97	4.19	1.70	3.36

Distributions:[3]
Net investment income	(0.10)	(0.06)	(0.09)	—	(0.02)
Net realized gain	(3.74)	(2.33)	(2.41)	(2.24)	(1.52)
Return of capital	—	—	—	—	—

Total distributions	(3.84)	(2.39)	(2.50)	(2.24)	(1.54)

Net asset value, end of year	$40.22	$34.92	$28.34	$26.65	$27.19

Market price, end of year	$41.37	$33.56	$27.86	$25.81	$27.14

Total Return[4]
Based on net asset value	28.00%	33.37%	16.42%	6.43%	13.69%

Based on market price	36.99%	30.38%	18.17%	3.26%	27.33%

Ratios to Average Net Assets
Total expenses	1.11%	1.12%	1.13%	1.14%	1.15%

Total expenses after fees waived	1.11%	1.12%	1.13%	1.13%	1.15%

Net investment income (loss)	(0.01)%	0.38%	0.29%	(0.02)%	0.09%

Supplemental Data
Net assets, end of year (000)	$313,933	$270,161	$218,377	$202,675	$206,392

Portfolio turnover rate	74%	155%	209%	226%	239%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	111

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.05	$8.28	$8.72	$10.52	$10.92

Net investment income[1]	0.10	0.13	0.16	0.14	0.14
Net realized and unrealized gain (loss)	(0.53)	1.31	0.35	(0.58)	1.05

Net increase (decrease) from investment operations	(0.43)	1.44	0.51	(0.44)	1.19

Distributions:[2]
Net investment income	(0.13)	(0.17)	(0.18)	(0.14)[3]	(0.12)
Distributions in excess of net investment income[4]	(0.08)	—	—	(0.53)[3]	—
Return of capital	(0.52)	(0.50)	(0.77)	(0.69)	(1.47)

Total distributions	(0.73)	(0.67)	(0.95)	(1.36)	(1.59)

Net asset value, end of year	$7.89	$9.05	$8.28	$8.72	$10.52

Market price, end of year	$7.26	$8.14	$7.41	$7.88	$10.56

Total Return[5]
Based on net asset value	(4.49)%	19.25%	7.65%	(4.55)%	12.06%

Based on market price	(2.29)%	19.86%	6.61%	(14.07)%	12.49%

Ratios to Average Net Assets
Total expenses	1.10%	1.09%	1.11%	1.10%	1.13%

Total expenses after fees waived	1.05%	1.07%	1.11%	1.10%	1.13%

Net investment income	1.17%	1.49%	1.97%	1.37%	1.40%

Supplemental Data
Net assets, end of year (000)	$867,986	$995,736	$910,481	$959,153	$1,156,583

Portfolio turnover rate	195%	266%	226%	217%	247%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.67.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

112	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Real Asset Equity Trust (BCF)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.24	$11.03	$12.45	$13.42	$11.73

Net investment income[1]	0.11	0.11	0.12	0.11	0.17
Net realized and unrealized gain (loss)	(0.30)	(0.01)	(0.50)	0.01	2.61

Net increase (decrease) from investment operations	(0.19)	0.10	(0.38)	0.12	2.78

Distributions:[2]
Net investment income	(0.23)	(0.12)	(0.13)	(0.07)[3]	(0.26)[3]
Distributions in excess of net investment income[4]	—	—	—	(0.14)[3]	(0.48)[3]
Net realized gain	—	—	(0.55)	(0.50)	—
Return of capital	(0.53)	(0.77)	(0.36)	(0.38)	(0.35)

Total distributions	(0.76)	(0.89)	(1.04)	(1.09)	(1.09)

Net asset value, end of year	$9.29	$10.24	$11.03	$12.45	$13.42

Market price, end of year	$8.00	$9.12	$10.39	$11.84	$13.46

Total Return[5]
Based on net asset value	(1.10)%	1.81%	(2.79)%	0.58%	24.65%

Based on market price	(4.37)%	(3.75)%	(3.71)%	(4.64)%	28.08%

Ratios to Average Net Assets
Total expenses	1.36%[6]	1.29%	1.29%	1.29%	1.28%

Total expenses after fees waived and paid indirectly	1.31%[6]	1.19%	1.14%	1.09%	1.08%

Net investment income	1.08%	1.04%	1.08%	0.77%	1.37%

Supplemental Data
Net assets, end of year (000)	$530,919	$585,633	$630,801	$711,917	$765,463

Portfolio turnover rate	76%	89%	72%	79%	71%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 and October 31, 2010 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.21 and $0.74, respectively.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 1.29% and 1.24%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	113

Consolidated Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

				Period March 30, 2011[1] through October 31, 2011

	Year Ended October 31
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$13.54	$15.42	$16.83	$19.10 [2]

Net investment income[3]	0.23	0.25	0.18	0.03
Net realized and unrealized loss	(0.27)	(0.97)	(0.19)	(1.57)

Net decrease from investment operations	(0.04)	(0.72)	(0.01)	(1.54)

Distributions:[4]
Net investment income	(0.31)	(0.14)	(0.26)	—
Net realized gain	—	—	(0.01)	(0.24)
Return of capital	(0.69)	(1.02)	(1.13)	(0.46)

Total distributions	(1.00)	(1.16)	(1.40)	(0.70)

Capital charges with respect to the issuance of shares	—	—	—	(0.03)

Net asset value, end of period	$12.50	$13.54	$15.42	$16.83

Market price, end of period	$10.78	$11.68	$14.12	$14.95

Total Return[5]
Based on net asset value	0.61%	(3.61)%[6]	0.90%	(7.80)%[7]

Based on market price	0.58%	(9.19)%	4.02%	(21.79)%[7]

Ratios to Average Net Assets
Total expenses	1.35%[8]	1.27%	1.25%	1.35%[9]

Total expenses after fees waived	1.06%[8]	1.07%	1.05%	1.13%[9]

Net investment income	1.70%	1.76%	1.14%	0.27%[9]

Supplemental Data
Net assets, end of period (000)	$582,220	$630,617	$718,016	$783,792

Portfolio turnover rate	62%	156%	100%	27%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Trust’s total return. Not including this payment the Trust’s total return would have been (3.68)%.

[7]	Aggregate total return.

[8]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 1.26% and 1.06%, respectively.

[9]	Annualized.

See Notes to Financial Statements.

114	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Utility and Infrastructure Trust (BUI)

			Period November 25, 2011[1] through October 31, 2012

	Year Ended October 31,
	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$20.78	$20.22	$19.10 [2]

Net investment income[3]	0.51	0.57	0.54
Net realized and unrealized gain	2.68	1.44	1.71

Net increase from investment operations	3.19	2.01	2.25

Distributions:[4]
Net investment income	(0.51)	(0.52)	(0.49)
Net realized gain	(0.37)	(0.42)	(0.41)
Return of capital	(0.69)	(0.51)	(0.19)

Total distributions	(1.57)	(1.45)	(1.09)

Capital charges with respect to the issuance of shares	—	—	(0.04)

Net asset value, end of period	$22.40	$20.78	$20.22

Market price, end of period	$20.02	$18.36	$19.03

Total Return[5]
Based on net asset value	16.94%	11.18%	12.05%[6]

Based on market price	18.29%	4.37%	0.71%[6]

Ratios to Average Net Assets
Total expenses	1.10%	1.11%	1.12%[7]

Total expenses after fees waived	1.10%	1.10%	1.11%[7]

Total expenses after fees waived and excluding excise tax	1.10%	1.10%	1.10%[7]

Net investment income	2.36%	2.83%	2.94%[7]

Supplemental Data
Net assets, end of period (000)	$378,762	$351,325	$341,939

Portfolio turnover rate	41%	133%	90%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	115

Notes to Financial Statements

1. Organization:

BlackRock Dividend Income Trust (“BQY”), BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”), BlackRock Resources & Commodities Strategy Trust (“BCX”), and BlackRock Utility and Infrastructure Trust (“BUI”) (each, a “Trust” and collectively, the “Trusts”) are organized as Delaware statutory trusts, except CII which is organized as a Maryland Corporation. BQY, CII, BDJ and BOE are registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). BQR, BGR, BME, BGY, BCF, BCX and BUI are registered as non-diversified, closed-end management investment companies under the 1940 Act. The Board of Directors and Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their shares on a daily basis. During the period, the Board approved a change of the fiscal year of each Trust from October 31st to December 31st.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganizations: On June 5, 2014, the Board and shareholders of each of BQY, BQR and BCF (individually a “Target Trust” and collectively the “Target Trusts”) approved separate plans of reorganization whereby BDJ would acquire all of the assets and assume all of the liabilities of BQY in exchange for newly issued shares of BDJ and BCX would acquire all of the assets and assume all of the liabilities of BQR and BCF in exchange for newly issued shares of BCX in separate merger transactions.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the accounts of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts.

Valuation: The Trusts’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid. Investments in open-end registered investment companies are valued at the NAV each business day.

The Trusts value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon each Trust’s pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Trusts may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

116	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or it’s delegate, using a pricing service and/or policies approved by the Board. Each business day, each Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Trusts’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., options written), that would be “senior securities” for 1940 Act purposes, such Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Trust’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a

ANNUAL REPORT	OCTOBER 31, 2014	117

Notes to Financial Statements (continued)

“senior security.” Furthermore, if required by an exchange or counterparty agreement, each Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to each Trust’s level distribution plan, each Trust intends to make monthly distributions to shareholders, which may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital.

On June 5, 2014, the Board approved a change to the frequency of regular Trust distributions from quarterly to monthly. As a result of the change, beginning in August 2014 (with respect to BQY, BOE and BUI) or September 2014 (with respect to BQR, BGR, CII, BDJ, BME, BGY, BCF and BCX) shareholders of each Trust began receiving distributions on a monthly basis.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Trust’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Trust as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Trust’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, except CII, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

S&P Quality Rankings: BQY had been granted a license by Standard & Poor’s® (“S&P”) to use the S&P Quality Rankings and the S&P International Quality Rankings. Effective September 17, 2013, BQY terminated its license to use either the S&P Quality Rankings or the S&P International Quality Rankings. “Standard & Poor’s,” “S&P,” “Standard & Poor’s Earnings and Dividend Rankings,” “S&P Earnings and Dividend Rankings,” “Standard & Poor’s Quality Rankings,” “Standard & Poor’s International Quality Rankings,” “S&P International Quality Rankings” and “S&P Quality Rankings” are trademarks of S&P and had been licensed for use by BQY. BQY was not sponsored, endorsed, managed, sold or promoted by S&P and S&P made no representation regarding the advisability of investing in BQY. BQY was required to pay a quarterly licensing fee, which is shown in the Statements of Operations as licensing, until September 16, 2014.

118	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several Trusts are prorated among those Trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Trusts may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Each Trust may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust on the next business day. During the term of the loan, the Trust is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value unaffiliated, respectively. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trust, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2014:

BQR
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$25,831	$(25,831)	—

CII
Counterparty	Securities Loaned at Value	Cash Collateral Received	Net Amount
Citigroup Global Markets, Inc.	$16,083	$(15,621)	$462

ANNUAL REPORT	OCTOBER 31, 2014	119

Notes to Financial Statements (continued)

BOE
Counterparty	Securities Loaned at Value	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$1,474,256	$(1,398,320)	$75,936

BGY
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$867,939	$(867,939)	—
Morgan Stanley & Co. LLC	903,312	(903,312)	—
Total	$1,771,251	$(1,771,251)	—

BCX
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$1,436,400	$(1,436,400)	—
Goldman Sachs & Co.	1,732,800	(1,732,800)	—
JP Morgan Clearing Corp.	852,720	(852,720)	—
Total	$4,021,920	$(4,021,920)	—

[1]

Collateral with a value of $26,416, $1,854,728 and $4,137,800 has been received in connection with securities lending agreements for BQR, BGY and BCX, respectively. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Trusts could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, their exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Trusts enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Trust, help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

120	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended October 31, 2014, were as follows:

BQY
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options at beginning of period	442,340	$543,360	—	—
Options written	3,133,198	4,509,496	31	$768
Options expired	(1,540,997)	(1,457,817)	(24)	(544)
Options closed	(1,418,326)	(2,543,907)	—	—
Options exercised	(305,807)	(534,831)	(7)	(224)

Outstanding options at end of period	310,408	$516,301	—	—

BQR
Outstanding options at beginning of period	6,216,894	$1,199,341	—	—
Options written	33,143,452	7,785,236	—	—
Options expired	(19,074,066)	(3,424,621)	—	—
Options closed	(17,960,682)	(4,096,191)	—	—
Options exercised	(878,942)	(472,263)	—	—

Outstanding options at end of period	1,446,656	$991,502	—	—

BGR
Outstanding options at beginning of period	3,588,237	$8,474,085	—	—
Options written	23,211,803	40,165,454	—	—
Options expired	(12,803,632)	(17,467,035)	—	—
Options closed	(11,136,501)	(24,831,739)	—	—
Options exercised	(890,912)	(2,564,064)	—	—

Outstanding options at end of period	1,968,995	$3,776,701	—	—

CII
Outstanding options at beginning of period	2,714,615	$6,091,953	—	—
Options written	16,599,913	58,122,024	847,775	$1,269,990
Options expired	(7,270,959)	(24,396,006)	(2,420)	(118,480)
Options closed	(7,119,575)	(27,722,564)	(782,900)	(890,048)
Options exercised	(2,863,191)	(6,396,716)	(60,955)	(203,021)

Outstanding options at end of period	2,060,803	$5,698,691	1,500	$58,441

BDJ
Outstanding options at beginning of period	5,090,227	$12,448,564	—	—
Options written	31,900,746	108,814,404	122,040	$190,438
Options expired	(9,967,853)	(32,740,989)	(121,911)	(186,454)
Options closed	(17,929,842)	(62,477,123)	—	—
Options exercised	(5,305,665)	(13,447,034)	(129)	(3,984)

Outstanding options at end of period	3,787,613	$12,597,822	—	—

ANNUAL REPORT	OCTOBER 31, 2014	121

Notes to Financial Statements (continued)

BOE
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options at beginning of period	25,066,642	$15,614,350	—	—
Options written	152,040,674	103,410,643	1,903,918	$2,823,370
Options expired	(70,097,295)	(42,487,284)	(406,100)	(745,878)
Options closed	(71,730,139)	(53,857,515)	(6,060)	(274,123)
Options exercised	(15,389,762)	(12,659,145)	(1,491,758)	(1,803,369)

Outstanding options at end of period	19,890,120	$10,021,049	—	—

BME
Outstanding options at beginning of period	599,254	$3,147,245	36,800	$105,616
Options written	3,832,926	20,363,430	21,436	333,458
Options expired	(1,837,551)	(6,712,795)	(512)	(111,912)
Options closed	(1,552,289)	(12,022,659)	(316)	(144,192)
Options exercised	(337,082)	(1,798,845)	(36,800)	(105,616)

Outstanding options at end of period	705,258	$2,976,376	20,608	$77,354

BGY
Outstanding options at beginning of period	57,843,462	$13,626,299	—	—
Options written	244,197,382	87,434,207	4,423,188	$3,780,221
Options expired	(113,028,727)	(39,338,314)	(49,400)	(147,734)
Options closed	(124,983,520)	(45,449,301)	(127,600)	(434,683)
Options exercised	(36,578,622)	(7,747,721)	(4,194,588)	(3,107,118)

Outstanding options at end of period	27,449,975	$8,525,170	51,600	$90,686

BCF
Outstanding options at beginning of period	9,327,960	$4,859,346	—	—
Options written	62,806,627	32,901,847	—	—
Options expired	(33,266,783)	(14,175,355)	—	—
Options closed	(30,637,967)	(17,902,226)	—	—
Options exercised	(2,373,675)	(2,579,500)	—	—

Outstanding options at end of period	5,856,162	$3,104,112	—	—

BCX
Outstanding options at beginning of period	5,065,799	$4,250,223	—	—
Options written	43,849,493	28,811,456	—	—
Options expired	(24,920,645)	(12,485,269)	—	—
Options closed	(15,452,138)	(15,320,292)	—	—
Options exercised	(2,696,971)	(2,609,351)	—	—

Outstanding options at end of period	5,845,538	$2,646,767	—	—

122	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

BUI
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options at beginning of period	3,799,037	$2,144,575	—	—
Options written	25,476,699	15,997,230	—	—
Options expired	(9,206,339)	(5,265,182)	—	—
Options closed	(14,988,353)	(9,103,743)	—	—
Options exercised	(2,237,916)	(1,752,909)	—	—

Outstanding options at end of period	2,843,128	$2,019,971	—	—

As of October 31, 2014, the value of portfolio securities subject to covered call options written was as follows:

Value
BQY	$30,527,922
BQR	$42,822,635
BGR	$195,942,740
CII	$311,771,814
BDJ	$822,202,285
BOE	$464,782,921
BME	$112,349,315
BGY	$370,074,576
BCF	$134,862,946
BCX	$136,487,903
BUI	$113,473,965

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2014
		Value
		BQY		BQR		BGR
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Equity contracts	Investments at value — unaffiliated[1]; Options written at value	—	$1,120,101	—	$1,785,981	$6	$2,135,361
		Value
		CII		BDJ		BOE
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$2,240,727	$72,457	—	—	—	—
Equity contracts	Investments at value — unaffiliated[1]; Options written at value	6,650	10,099,589	—	$23,677,221	—	$18,671,948
Total		$2,247,377	$10,172,046	—	$23,677,221	—	$18,671,948

		Value
		BME		BGY		BCF
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Equity contracts	Options written at value	—	$4,206,661	—	$16,460,929	—	$3,229,938

ANNUAL REPORT	OCTOBER 31, 2014	123

Notes to Financial Statements (continued)

		Value
		BCX		BUI
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Equity contracts	Options written at value	—	$2,468,312	—	$4,054,473
[1] Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended October 31, 2014
	BQY	BQR	BGR	BQY	BQR	BGR
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	—	—	—	$19	—	—
Equity contracts:
Options[1]	$(131,391)	$110,791	$(465,490)	(218,612)	$(633,552)	$(820,116)

Total	$(131,391)	$110,791	$(465,490)	$(218,593)	$(633,552)	$(820,116)

	CII	BDJ	BOE	CII	BDJ	BOE
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$2,535,846	—	$(507)	$2,165,267	—	$(6,262)
Equity contracts:
Options[1]	11,842,946	$1,134,980	23,122,803	(44,398)	$(3,221,974)	(4,401,165)

Total	$14,378,792	$1,134,980	$23,122,296	$2,120,869	$(3,221,974)	$(4,407,427)

	BME	BGY	BCF	BME	BGY	BCF
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	—	$(636)	—	—	$10,313	$142
Equity contracts:
Options[1]	$(2,804,855)	13,684,874	$3,298,134	$(1,796,110)	(3,743,858)	(156,605)

Total	$(2,804,855)	$13,684,238	$3,298,134	$(1,796,110)	$(3,733,545)	$(156,463)

	BCX	BUI	BCX	BUI
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	—	—	$209	—
Equity contracts:
Options[1]	$(197,414)	$(3,029,438)	425,446	$(186,639)

Total	$(197,414)	$(3,029,438)	$425,655	$(186,639)

[1]	Options purchased are included in the net realized gain (loss) from investments - unaffiliated and net change in unrealized appreciation/depreciation on investments.

124	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

For the year ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BQY	BQR	BGR	CII	BDJ	BOE
Forward foreign currency exchange contracts:
Average number of contracts - US dollars purchased	—	—	—	2	—	—
Average number of contracts - US dollars sold	—	—	—	1	—	1
Average US dollar amounts purchased	—	—	—	$43,520,772	—	—
Average US dollar amounts sold	—	—	—	$1,943,731	—	$10,098
Options:
Average number of options contracts purchased	2,075	3,200	45,700	16,625	153,075	56,500
Average number of options contracts written	737,510	4,316,991	5,143,275	6,915,275	13,878,175	23,615,272
Average notional value of options contracts purchased	$52,913	$19,200	$3,111,588	947,625	$8,055,675	$2,793,900
Average notional value of contracts written	$31,795,387	$43,190,631	$264,069,619	$338,830,659	$816,514,864	$509,179,661

	BME	BGY	BCF	BCX	BUI
Forward foreign currency exchange contracts:
Average number of contracts - U.S. dollars sold	—	1	—	—	—
Average U.S. dollar amounts sold	—	$12,669	—	—	—
Options:
Average number of options contracts purchased	1,575	—	29,900	3,750	1,750
Average number of options contracts written	1,569,713	30,800,724	9,961,995	7,774,044	4,254,800
Average notional value of options contracts purchased	$141,750	—	$2,267,263	$476,250	$87,500
Average notional value of options contracts written	$97,748,721	$420,845,777	$184,663,357	$191,803,939	$114,496,269

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not, the counterparty to perform.

With exchange traded purchased options, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In order to better define its contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may

ANNUAL REPORT	OCTOBER 31, 2014	125

Notes to Financial Statements (continued)

restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of a Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the Trusts and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Trust from its counterparties are not fully collateralized, a Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of October 31, 2014, the Trusts’ derivative assets and liabilities (by type) are as follows:

	BQY		BQR		BGR			CII
	Assets	Liabilities	Assets	Liabilities	Assets		Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	—	—	—	—	—		—	$2,240,727		$72,457
Options	—	$1,120,101	—	$1,785,981	$6	[1]	$2,135,361	6,650	[1]	10,099,589

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	$1,120,101	—	$1,785,981	$6		$2,135,361	$2,247,377		$10,172,046

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(716,251)	—	(556,002)	—		(1,542,967)	(2,247,377)		(6,884,287)

Total derivative assets and liabilities subject to an MNA	—	$403,850	—	$1,229,979	$6		$592,394	—		$3,287,759

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

126	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

	BDJ		BOE		BME		BGY
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$23,677,221	—	$18,671,948	—	$4,206,661	—	$16,460,929

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(16,746,557)	—	(9,322,391)	—	(3,211,250)	—	(3,323,042)

Total derivative assets and liabilities subject to an MNA	—	$6,930,664	—	$9,349,557	—	$995,411	—	$13,137,887

	BCF		BCX		BUI
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$3,229,938	—	$2,468,312	—	$4,054,473

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,206,720)	—	(965,495)	—	(1,301,027)

Total derivative assets and liabilities subject to an MNA	—	$2,023,218	—	$1,502,817	—	$2,753,446

The following tables present the Trusts’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trusts as of October 31, 2014:

BQY
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Bank of America N.A.	$15,512	—	—	—	$15,512
BNP Paribas S.A.	1,893	—	—	—	1,893
Citibank N.A.	105,217	—	—	—	105,217
Credit Suisse International	20,639	—	—	—	20,639
Deutsche Bank AG	40,659	—	—	—	40,659
Goldman Sachs International	58,141	—	—	—	58,141
Morgan Stanley & Co. International PLC	47,315	—	—	—	47,315
UBS AG	114,474	—	—	—	114,474

Total	$403,850	—	—	—	$403,850

BQR
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[2]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Bank of America N.A.	$85,519	—	—	—	$85,519
Citibank N.A.	90,362	—	—	—	90,362
Credit Suisse International	87,368	—	$(87,368)	—	—
Deutsche Bank AG	138,799	—	—	$(100,000)	38,799
Goldman Sachs International	225,919	—	—	—	225,919
Morgan Stanley & Co. International PLC	355,787	—	—	—	355,787
UBS AG	246,225	—	(246,225)	—	—

Total	$1,229,979	—	$(333,593)	$(100,000)	$796,386

[1]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/payable on the Statement of Assets and Liabilities.

[2]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

ANNUAL REPORT	OCTOBER 31, 2014	127

Notes to Financial Statements (continued)

BGR
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs International	$6	$(6)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[2]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$176,282	—	—	—	$176,282
Citibank N.A.	12	—	$(12)	—	—
Credit Suisse International	229	—	—	—	229
Deutsche Bank AG	316,783	—	(316,783)	—	—
Goldman Sachs International	88,200	$(6)	—	—	88,194
Morgan Stanley & Co. International PLC	10,343	—	—	—	10,343
UBS AG	545	—	—	—	545

Total	$592,394	$(6)	$(316,795)	—	$275,593

CII
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[2]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$120,561	—	—	—	$120,561
Citibank N.A.	425,025	—	—	—	425,025
Credit Suisse International	198,522	—	—	—	198,522
Deutsche Bank AG	215,552	—	$(88,862)	$(100,000)	26,690
Goldman Sachs International	513,773	—	—	—	513,773
Morgan Stanley & Co. International PLC	934,058	—	(934,058)	—	—
UBS AG	880,268	—	(880,268)	—	—

Total	$3,287,759	—	$(1,903,188)	$(100,000)	1,284,571

BDJ
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[2]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$71,607	—	—	—	$71,607
Citibank N.A.	2,571,972	—	$(2,471,972)	$(100,000)	—
Credit Suisse International	1,214,546	—	(1,214,546)	—	—
Deutsche Bank AG	412,644	—	(412,644)	—	—
Goldman Sachs International	1,083,080	—	(1,083,080)	—	—
Morgan Stanley & Co. International PLC	1,314,351	—	(1,314,351)	—	—
UBS AG	262,464	—	—	—	262,464

Total	$6,930,664	—	$(6,496,593)	$(100,000)	$334,071

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/payable on the Statement of Assets and Liabilities.

128	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

BOE
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$593,226	—	$(156,600)	—	$436,626
Barclays Bank PLC	499,450	—	—	—	499,450
BNP Paribas S.A.	4,569	—	—	—	4,569
Citibank N.A.	567,533	—	(567,533)	—	—
Credit Suisse International	398,707	—	(398,707)	—	—
Deutsche Bank AG	2,138,983	—	(2,138,983)	—	—
Goldman Sachs International	1,627,617	—	(512,093)	—	1,115,524
Morgan Stanley & Co. International PLC	1,694,258	—	(1,443,053)	—	251,205
UBS AG	1,825,214	—	(1,493,982)	—	331,232

Total	$9,349,557	—	$(6,710,951)	—	$2,638,606

BME
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$80,918	—	—	—	$80,918
Citibank N.A.	93,539	—	—	—	93,539
Credit Suisse International	3	—	—	—	3
Deutsche Bank AG	51,082	—	—	—	51,082
Goldman Sachs International	307,040	—	—	—	307,040
Morgan Stanley & Co. International PLC	107,185	—	$(107,185)	—	—
UBS AG	355,644	—	—	—	355,644

Total	$995,411	—	$(107,185)	—	$888,226

BGY
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$643,128	—	—	$(83,000)	$560,128
Barclays Bank PLC	404,721	—	—	—	404,721
BNP Paribas S.A.	25,610	—	—	—	25,610
Citibank N.A.	476,872	—	$(476,872)	—	—
Credit Suisse International	54,077	—	—	—	54,077
Deutsche Bank AG	1,923,519	—	—	(867,000)	1,056,519
Goldman Sachs International	3,901,259	—	—	(1,920,000)	1,981,259
Morgan Stanley & Co. International PLC	3,269,217	—	(1,070,180)	(810,184)	1,388,853
UBS AG	2,439,484	—	—	(978,000)	1,461,484

Total	$13,137,887	—	$(1,547,052)	$(4,658,184)	$6,932,651

BCF
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$105,998	—	—	—	$105,998
Citibank N.A.	227,796	—	—	—	227,796
Credit Suisse International	258,945	—	$(258,945)	—	—
Deutsche Bank AG	407,318	—	(407,318)	—	—
Goldman Sachs International	182,055	—	(182,055)	—	—
Morgan Stanley & Co. International PLC	536,008	—	(481,845)	—	54,163
UBS AG	305,098	—	(305,098)	—	—

Total	$2,023,218	—	$(1,635,261)	—	$387,957

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/ payable on the Statement of Assets and Liabilities.

ANNUAL REPORT	OCTOBER 31, 2014	129

Notes to Financial Statements (continued)

BCX
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$6,048	—	—	—	$6,048
Citibank N.A.	250,119	—	$(250,119)	—	—
Credit Suisse International	145,204	—	—	—	145,204
Deutsche Bank AG	200,990	—	(200,990)	—	—
Goldman Sachs International	344,712	—	(39,628)	—	305,084
Morgan Stanley & Co. International PLC	323,728	—	(323,728)	—	—
UBS AG	232,016	—	(121,371)	—	110,645

Total	$1,502,817	—	$(935,836)	—	$566,981

BUI
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$139,322	—	—	—	$139,322
Citibank N.A.	460,885	—	$(460,885)	—	—
Credit Suisse International	286,612	—	—	—	286,612
Deutsche Bank AG	205,691	—	(205,691)	—	—
Goldman Sachs International	565,358	—	(565,358)	—	—
Morgan Stanley & Co. International PLC	673,102	—	(673,102)	—	—
UBS AG	422,476	—	(422,476)	—	—

Total	$2,753,446	—	$(2,327,512)	—	$425,934

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by the net options written receivable/ payable on the Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BQY	0.75%
BGR	1.20%
BDJ	0.81%
BOE	1.00%
BME	1.00%
BCF	1.20%

Average daily value of each Trust’s net assets:
BQR	1.20%
CII	0.85%
BGY	1.00%
BCX	1.20%
BUI	1.00%

Prior to September 29, 2014, the Manager had agreed to waive 0.05% of the investment advisory fees on BCF as a percentage of their average weekly net assets. Effective September 30, 2014, this waiver expired.

The Manager has agreed to waive a portion of the investment advisory fees on BCX as a percentage of its average daily net assets as follows:

Expiration Date
BCX	0.20%	October 31, 2015
	0.15%	October 31, 2016
	0.10%	October 31, 2017
	0.05%	October 31, 2018

130	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BQR and BGY as a percentage of their average daily net assets as follows:

BQR	0.05%
BGY	0.05%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended October 31, 2014, the amounts waived were as follows:

BQY	$2,560
BQR	$4,108
BGR	$25,351
CII	$10,357
BDJ	$30,697
BOE	$18,678
BME	$4,244
BGY	$20,721
BCF	$15,442
BCX	$18,128
BUI	$6,623

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for BQR, BGR, BCF and BCX. The Manager pays BIL for services it provides to a Trust, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager. Prior to July 1, 2014, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) for BQY, BGR, CII, BDJ and BUI, BlackRock Investment Management, LLC (“BIM”) for BQR, CII, BCF and BUI and BlackRock Capital Management, Inc. (“BCM”) for BGY, BCF and BCX, each an affiliate of the Manager. Each sub-advisor received for services it provides to a Trust a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Trust to the Manager. Effective July 1, 2014, each sub-advisory agreement between the Manager and BFM, BIM and BCM, with respect to each Trust, expired.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Trust retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year as set forth in the securities lending agreement, each Trust, pursuant to the securities lending agreement, will retain for the remainder

ANNUAL REPORT	OCTOBER 31, 2014	131

Notes to Financial Statements (continued)

of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Trust retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by each Trust is shown as securities lending–affiliated–net in the Statements of Operations. For the year ended October 31, 2014, each Trust paid BIM the following amounts for securities lending agent services:

BQY	$4
BQR	$374
BGR	$4,161
CII	$11
BDJ	$131
BOE	$27,521
BME	$2,059
BGY	$36,611
BCF	$116
BCX	$8,311
BUI	$137

Certain Trusts recorded payments from an affiliate to compensate for foregone securities lending revenue which is included in other income–affiliated in the Statements of Operations as follows:

BQY	$1,802
BQR	$3,778
BGR	$7,901
CII	$843
BDJ	$7,663
BOE	$7,530
BME	$2,267
BGY	$7,166
BCF	$3,498
BCX	$21,128
BUI	$3,288

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended October 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
BQY	$170,827	—
BGR	—	$9,890,273
BDJ	$2,962,425	—
BOE	$396,740	$106,334
BME	$1,018,711	$1,771,780
BGY	$339,380	$91,731

132	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the year ended October 31, 2014, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BQY	$38,195,808	$39,396,940
BQR	$78,048,787	$83,585,763
BGR	$678,142,072	$750,904,871
CII	$545,049,173	$543,509,725
BDJ	$1,013,050,673	$1,108,074,495
BOE	$1,701,572,911	$1,747,454,107
BME	$208,547,829	$235,635,840
BGY	$1,835,852,799	$1,875,535,469
BCF	$431,639,573	$470,250,678
BCX	$380,154,767	$405,092,035
BUI	$147,508,423	$160,278,302

7. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns remains open for each of the four years ended October 31, 2014 with the exception of BCX and BUI. The statutes of limitations on BCX’s U.S. federal tax returns remains open for the three years ended October 31, 2014 and the period ended October 31, 2011. The statutes of limitations on BUI’s U.S. federal tax returns remains open for the two years ended October 31, 2014 and the period ended October 31, 2012. The statute of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of October 31, 2014, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses, non-deductible expenses, income recognized from investments in partnerships, distributions paid in excess of taxable income and the accounting for real estate investment trusts were reclassified to the following accounts:

	BQY	BQR	BGR	CII	BDJ	BOE
Paid-in capital	$(215,813)	$(248,587)	—	—	—	$(19,478,198)
Undistributed (distributions in excess of) net investment income	$138,560	$(13,518)	$20,055,814	$2,226,609	$(275,751)	$19,844,084
Accumulated net realized gain (loss)	$77,253	$262,105	$(20,055,814)	$(2,226,609)	$275,751	$(365,886)

	BME	BGY	BCF	BCX	BUI
Paid-in capital	—	$(8,305,169)	$(400,860)	$(5,784)	—
Undistributed (distributions in excess of) net investment income	$443,414	$9,265,126	$3,499,134	$7,636,492	$(246,768)
Accumulated net realized gain (loss)	$(443,414)	$(959,957)	$(3,098,274)	$(7,630,708)	$246,768

ANNUAL REPORT	OCTOBER 31, 2014	133

Notes to Financial Statements (continued)

The tax character of distributions paid were as follows:

	BQY	BQR	BGR	CII	BDJ	BOE
Ordinary income
10/31/14	$2,384,891	$788,584	$44,116,137	$28,519,674	$29,340,373	$30,973,920
10/31/13	$4,042,418	$1,031,216	$13,788,843	$13,908,365	$68,370,120	$74,620,843
Long-term capital gains
10/31/14	3,151,340	—	82,539,116	—	—	—
10/31/13	1,628,628	—	34,432,429	—	32,140,223	—
Return of capital
10/31/14	14,758	8,480,844	—	28,838,146	79,569,763	62,866,563
10/31/13	—	7,977,500	—	39,037,315	—	11,996,866

Total
10/31/14	$5,550,989	$9,269,428	$126,655,253	$57,357,820	$108,910,136	$93,840,483

10/31/13	$5,671,046	$9,008,716	$48,221,272	$52,945,680	$100,510,343	$86,617,709

	BME	BGY	BCF	BCX	BUI
Ordinary income
10/31/14	$16,767,193	$22,280,887	$6,486,515	$14,352,994	$8,735,252
10/31/13	$6,308,117	$18,226,947	$6,692,838	$6,452,839	$14,081,651
Long-term capital gains
10/31/14	13,009,161	—	—	—	6,241,040
10/31/13	12,125,678	—	—	—	1,801,216
Return of capital
10/31/14	—	57,741,812	30,161,558	32,315,467	11,593,002
10/31/13	—	55,619,854	43,962,688	47,574,521	8,632,231

Total
10/31/14	$29,776,354	$80,022,699	$36,648,073	$46,668,461	$26,569,294

10/31/13	$18,433,795	$73,846,801	$50,655,526	$54,027,360	$24,515,098

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

	BQY	BQR	BGR	CII	BDJ	BOE
Undistributed ordinary income	—	—	$18,470,929	—	—	—
Undistributed long-term capital gains	—	—	21,497,236	—	—	—
Capital loss carryforwards	—	$(53,050,054)	—	$(78,562,097)	$(129,782,134)	$(90,849,445)
Net unrealized gains (losses)[1]	$5,206,956	122,634	29,396,034	67,451,237	260,206,287	98,748,239

Total	$5,206,956	$(52,927,420)	$69,364,199	$(11,110,860)	$130,424,153	$7,898,794

	BME	BGY	BCF	BCX	BUI
Undistributed ordinary income	$10,142,119	—	—	—	—
Undistributed long-term capital gains	10,918,686	—	—	—	—
Capital loss carryforwards	—	$(514,449,397)	$(77,570,599)	$(130,214,658)	—
Net unrealized gains (losses)[1]	109,664,995	27,480,825	17,997,710	(21,011,490)	$79,976,488

Total	$130,725,800	$(486,968,572)	$(59,572,889)	$(151,226,148)	$79,976,488

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the deferral of compensation to Trustees and the accounting for real estate investment trusts.

134	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

As of October 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BQR	CII	BDJ	BOE	BGY	BCF	BCX
2016	—	$2,664,939	$29,846,203	$52,701,404	—	—	—
2017	$21,140,114	70,040,876	77,635,340	38,148,041	$458,843,935	—	—
2018	9,080,494	2,615,197	8,526,748	—	55,605,462	—	—
2019	1,795,201	—	—	—	—	—	—
No expiration date[1]	21,034,245	3,241,085	13,773,843	—	—	$77,570,599	$130,214,658

Total	$53,050,054	$78,562,097	$129,782,134	$90,849,445	$514,449,397	$77,570,599	$130,214,658

[1]	Must be utilized prior to losses subject to expiration.

During the year ended October 31, 2014, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

CII	$9,312,099
BOE	$19,478,198
BGY	$28,762,210

As of October 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BQY	BQR	BGR	CII	BDJ	BOE
Tax cost	$83,017,400	$110,947,156	$716,605,509	$617,299,465	$1,397,451,073	$981,489,005

Gross unrealized appreciation	$11,151,344	$15,805,060	$69,093,355	$115,043,156	$334,511,963	$148,659,517
Gross unrealized depreciation	(4,472,043)	(13,801,348)	(40,770,103)	(40,094,197)	(59,134,677)	(35,338,685)

Net unrealized appreciation	$6,679,301	$2,003,712	$28,323,252	$74,948,959	$275,377,286	$113,320,832

	BME	BGY	BCF	BCX	BUI
Tax cost	$204,245,753	$844,262,891	$512,237,697	$609,399,940	$304,574,500

Gross unrealized appreciation	$116,093,958	$76,234,179	$80,323,015	$35,663,971	$89,805,524
Gross unrealized depreciation	(2,619,896)	(33,556,087)	(49,604,418)	(55,816,334)	(1,303,019)

Net unrealized appreciation (depreciation)	$113,474,062	$42,678,092	$30,718,597	$(20,152,363)	$88,502,505

8. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of October 31, 2014, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Utilities	BQR, BUI
Energy	BGR, BCF, BCX, BUI
Health Care	BME
Financials	BQY, CII, BDJ
Information Technology	CII
Materials	BCF, BCX
Consumer Staples	BQR

ANNUAL REPORT	OCTOBER 31, 2014	135

Notes to Financial Statements (continued)

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE and BGY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in United States securities. Please see the Schedule of Investments for concentrations in specific countries.

As of October 31, 2014, the Trusts’ investments listed below had the following industry classifications:

Industry	BOE	BGY
Banks	11%	9%
Pharmaceuticals	9%	16%
Oil, Gas & Consumable Fuels	7%	5%
Internet Software & Services	7%	5%
Software	5%	1%
Machinery	2%	7%
Other*	59%	57%

*	All other industries held were each less than 5%.

9. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust, with the exception of CII. CII is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Shares issued and outstanding during the year ended October 31, 2014 and the year ended October 31, 2013 increased by the following amounts as a result of dividend reinvestments:

	Year Ended October 31, 2014	Year Ended October 31, 2013
BME	67,810	31,115

Shares issued and outstanding remained constant for BQY, BQR, BGR, CII, BDJ, BOE, BGY, BCF, BCX and BUI for the year ended October 31, 2014 and the year ended October 31, 2013.

At October 31, 2014, 7,592 shares of BlackRock Science & Technology Fund (BST) were owned by affiliates.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a distribution on November 28, 2014 to shareholders of record on November 14, 2014 as follows:

Common Dividend Per Share
BQY	$0.07670
BQR	$0.05000
BGR	$0.13500
CII	$0.10000
BDJ	$0.04670
BOE	$0.10390
BME	$0.16500
BGY	$0.05600
BCF	$0.05830
BCX	$0.07710
BUI	$0.12100

136	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

Additionally, certain Trusts declared a distribution in the following amounts per share on December 8, 2014 payable to shareholders of record on December 22, 2014 as follows:

Common Dividend Per Share
BGR[1]	$1.27500
CII	$0.10000
BDJ	$0.04670
BOE	$0.09700
BME[2]	$2.53500
BGY	$0.04900
BCX	$0.07710
BUI	$0.12100

[1]	Includes special distribution of $1.14000.
[2]	Includes special distribution of $2.37000.

The Board of BDJ and the Board and shareholders of BQY approved the reorganization of BQY with and into BDJ. As a result, BDJ acquired all of the assets and all of the liabilities of BQY in exchange for an equal aggregate value of newly issued shares of BDJ in a merger transaction.

Each shareholder of BQY received shares of BDJ in an amount equal to the aggregate NAV of such shareholder’s shares, as determined at the close of business on December 5, 2014. Cash was distributed for any fractional shares.

The Boards and shareholders of BCX, BQR and BCF approved the reorganizations of BQR and BCF with and into BCX. As a result, BCX acquired all of the assets and all of the liabilities of BQR and BCF in exchange for an equal aggregate value of newly issued shares of BCX in a merger transaction.

Each shareholder of BQR and BCF received shares of BCX in an amount equal to the aggregate NAV of such shareholder’s shares, as determined at the close of business on December 5, 2014. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of BDJ and BCX in the following amounts and at the following conversion ratios:

Target Trust	Shares Prior to Reorganizations	Conversion Ratio	Shares of BDJ
BQY	6,033,028	1.57393059	9,495,566

Target Trusts	Shares Prior to Reorganizations	Conversion Ratio	Shares of BCX
BQR	12,564,457	0.73620796	9,250,050
BCF	57,173,280	0.75619994	43,234,424

Each Target Trust’s net assets and composition of net assets on December 5, 2014, the date of the reorganization, were as follows:

Target Trusts	Paid-In Capital	Distributions in Excess of Net Investment Income	Realized Loss	Net Unrealized Appreciation	Net Assets
BQY	$82,012,845	$74,388	$(4,394,868)	$10,788,969	$88,481,334

Target Trusts	Paid-In Capital	Distributions in Excess of Net Investment Income	Realized Loss	Net Unrealized Appreciation	Net Assets
BQR	$163,163,281	$—	$(64,418,338)	$11,883,961	$110,628,904
BCF	$581,405,775	$(315,467)	$(112,655,107)	$48,639,598	$517,074,799

ANNUAL REPORT	OCTOBER 31, 2014	137

Notes to Financial Statements (concluded)

For financial reporting purposes, assets received and shares issued by BDJ and BCX were recorded at fair value. However, the cost basis of the investments being received from the respective Target Trusts were carried forward to align ongoing reporting of BDJ’s and BCX’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of BDJ and BCX before the acquisitions were $1,672,452,880 and $557,033,644, respectively.

The aggregate net assets of BDJ and BCX immediately after the acquisitions amounted to $1,760,934,213 and $1,184,737,348, respectively. Each Target Trust’s fair value and cost of investments prior to the reorganizations were as follows:

Target Trust	Fair Value of Investments	Cost of Investments
BQY	$88,510,430	$77,716,510

Target Trust	Fair Value of Investments	Cost of Investments
BQR	$110,216,946	$98,315,757
BCF	$517,114,717	$468,473,614

The purpose of these transactions was to combine five funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions into two funds. Each reorganization was a tax-free event and was effective on December 8, 2014.

Reorganization costs incurred by the Target Trusts in connection with their respective reorganizations were expensed by BCX and BDJ. The Manager reimbursed BCX in the amount of $522,264 and BDJ in the amount of $148,630, which are shown as reorganization costs reimbursed by Manager in the Statements of Operations.

138	ANNUAL REPORT	OCTOBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Dividend Income Trust, BlackRock EcoSolutions Investment Trust, BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Real Asset Equity Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Utility and Infrastructure Trust, and the Board of Directors and Shareholders of BlackRock Enhanced Capital and Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Dividend Income Trust, BlackRock EcoSolutions Investment Trust, BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Real Asset Equity Trust, and BlackRock Utility and Infrastructure Trust, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two periods presented, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock Resources & Commodities Strategy Trust (collectively with BlackRock Dividend Income Trust, BlackRock EcoSolutions Investment Trust, BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Real Asset Equity Trust, and BlackRock Utility and Infrastructure Trust, the “Trusts”), as of October 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Dividend Income Trust, BlackRock EcoSolutions Investment Trust, BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Real Asset Equity Trust, and BlackRock Utility and Infrastructure Trust, the results of their operations and cash flows for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock Resources & Commodities Strategy Trust, the consolidated results of its operations and cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 22, 2014

ANNUAL REPORT	OCTOBER 31, 2014	139

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended October 31, 2014.

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Short-Term Capital Gain Dividends for Non-U.S. Residents[2]	Foreign Source Income	Foreign Taxes Paid[3]
BQY	11/29/13	9.59%	—	48.96%	37.52%	17.64%	—	—
	2/28/14 - 10/31/14	56.77%	0.27%	40.39%	26.86%	11.91%	—	—
BQR	12/31/13	—	—	12.31%	7.40%	—	—	—
	3/31/14 - 10/31/14	—	100.00%	—	—	—	—	—
BGR	12/31/13	70.46%	—	9.00%	6.34%	15.63%	—	—
	3/31/14 - 10/31/14	53.79%	—	21.40%	9.82%	43.54%	—	—
CII	12/31/13	—	—	16.37%	12.60%	—	—	—
	3/31/14 - 10/31/14	—	65.36%	33.68%	17.52%	—	—	—
BDJ	12/31/13	—	—	30.05%	29.98%	—	—	—
	3/31/14 - 10/31/14	—	94.97%	5.03%	5.03%	—	—	—
BOE	11/29/13	—	—	6.15%	2.79%	—	—	—
	2/28/14 - 10/31/14	—	87.09%	12.91%	6.33%	—	—	—
BME	12/31/13	38.61%	—	11.51%	8.70%	57.60%	—	—
	3/31/14 - 10/31/14	51.84%	—	8.81%	6.70%	47.69%	—	—
BGY	12/31/13	—	—	5.72%	—	—	3.24%	0.26%
	3/31/14 - 10/31/14	—	93.80%	6.20%	—	—	6.20%	2.43%
BCF	12/31/13	—	—	17.93%	10.45%	—	—	—
	3/31/14 - 10/31/14	—	100.00%	—	—	—	—	—
BCX	12/31/13	—	—	21.10%	17.03%	—	—	—
	3/31/14 - 10/31/14	—	90.01%	9.99%	9.99%	—	9.99%	3.15%
BUI	11/29/13	—	—	34.51%	15.17%	—	—	—
	2/28/14 - 10/31/14	30.53%	56.72%	12.75%	12.75%	0.33%	—	—

[1]	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.

[2]	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]

The foreign taxes paid represent taxes incurred by the trust on dividends received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

140	ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”), of BlackRock Dividend Income Trust (“BQY”), BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”), BlackRock Resources & Commodities Strategy Trust (“BCX”) and BlackRock Utility and Infrastructure Trust (“BUI” and together with BQY, BQR, BGR, CII, BDJ, BOE, BME, BGY, BCF and BCX, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that (i) with respect to BQY, BGR, CII, BDJ and BUI, the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and each Fund would expire effective July 1, 2014, (ii) with respect to BQR, CII, BCF and BUI, the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire effective July 1, 2014 and (iii) with respect to BGY, BCF and BCX, the sub-advisory agreement among the Manager, BlackRock Capital Management, Inc. and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Board of each of BQR, BGR, BCF and BCX also considered the approval of the sub-advisory agreement (each, a “BIL Sub-Advisory Agreement”) among the Manager, BlackRock International Limited (the “BIL Sub-Advisor”), and its Fund. The Manager and the BIL Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the BIL Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement, and with respect to BQR, BGR, BCF and BCX, its BIL Sub-Advisory Agreement, on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 as well as the investment performance of BQY, BGR, CII, BDJ, BOE, BME, BGY, BCF, BCX and BUI as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2015. The Board of each of BQR, BGR, BCF and BCX, including the Independent Board Members, also unanimously approved the continuation of the BIL Sub-Advisory Agreement among the Manager, the BIL Sub-Adviser and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

142	ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category, and with respect to BQY, BGR, CII, BDJ, BOE, BME, BGY, BCF, BCX and BUI, the investment performance of the Fund as compared with its custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of BUI noted that for each of the one-year and since-inception periods reported, BUI exceeded its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BUI.

The Board of each of BOE and BGY noted that for the one-year and since-inception periods reported, its respective Fund exceeded and underperformed, respectively, its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for each of BOE and BGY.

The Board of BQY noted that for each of the one-year and since-inception periods reported, BQY underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BQY. The Board of BQY and BlackRock reviewed and discussed the reasons for BQY’s underperformance during the one-year and since-inception periods. BQY’s Board was informed that, among other things, underperformance during the one-year period was due to stock selection concentrated primarily in five sectors: financials, technology, consumer staples, telecommunications and industrials. The largest detractors of performance during the since-inception period were the combination of an underweight position and stock selection within the health care and telecommunication sectors.

The Board of BQR noted that for the one-, three- and five-year periods reported, BQR ranked third out of three funds, second out of two funds and second out of two funds, respectively, against its Lipper Performance Universe. The Board of BQR and BlackRock reviewed and discussed the reasons for BQR’s underperformance during these periods. BQR’s Board was informed that, among other things, underperformance during these periods was attributed to the water and agriculture portions of the portfolio, sectors that are not emphasized by peer funds.

The Board of BGR noted that for each of the one-year and since-inception periods reported, BGR underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BGR. The Board of BGR and BlackRock reviewed and discussed the reasons for BGR’s underperformance during

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

these periods. BGR’s Board was informed that, among other things, relative underperformance to the customized benchmark was due to stock selection in the energy and materials sectors. The weighting to oil, gas and mining within the portfolio also hindered performance relative to the customized benchmark.

The Board of CII noted that for each of the one-year and since-inception periods reported, CII underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for CII. The Board of CII and BlackRock reviewed and discussed the reasons for CII’s underperformance during these periods. CII’s Board was informed that, among other things, the impact of the portfolio’s cash position in a rising equity market drove the majority of underperformance relative to the customized benchmark. In addition, stock selection in energy, industrials and healthcare detracted from returns.

The Board of BDJ noted that for each of the one-year and since-inception periods reported, BDJ underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BDJ. The Board of BDJ and BlackRock reviewed and discussed the reasons for BDJ’s underperformance during these periods. BDJ’s Board was informed that, among other things, the largest detractor during the past year was stock selection in consumer staples, information technology and industrials.

The Board of BME noted that for each of the one-year and since-inception periods reported, BME underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BME. The Board of BME and BlackRock reviewed and discussed the reasons for BME’s underperformance during these periods. BME’s Board was informed that, among other things, for the one-year period, the cash position slightly eroded performance relative to the customized benchmark due to the appreciation of stocks in the health care sector. The overweight allocation and stock selection in the health care equipment industry (medical devices and supplies sub-sector) was the key detractor from relative return during 2011, which drove underperformance over the since-inception period.

The Board of BCF noted that for the since-inception period reported, BCF underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. The Board of BCF and BlackRock reviewed and discussed the reasons for BCF’s underperformance during the since-inception period. BCF’s Board was informed that, among other things, relative underperformance is primarily attributable to the challenges faced by the mining sector. Also, BCF’s exposure to precious metals, particularly silver, was a drag on performance.

The Board of BCX noted that for each of the one-year and since-inception periods reported, BCX underperformed its customized benchmark. The since inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BCX. The Board of BCX and BlackRock reviewed and discussed the reasons for BCX’s underperformance during these periods. BCX’s Board was informed that, among other things, the underperformance is primarily attributable to the challenges faced by the mining sector. BCX’s exposure to precious metals, particularly silver, was a drag on performance during both time periods. The gold industry was also put under pressure during both periods as markets moved away from the safe haven metal as investor confidence began to return.

The Board of each of BQY, BQR, BGR, CII, BDJ, BME, BCF, BCX and BlackRock also discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist its respective Fund’s portfolio managers in seeking to improve each Fund’s performance.

The Board of each of BGR, CII, BCF and BCX and BlackRock previously had concurred, given its respective Fund’s poor historical performance, in changing the portfolio management team. Both BlackRock and the Board of each of BGR, CII, BCF and BCX are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board of each of BGR, CII, BCF and BCX will continue to monitor its respective Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

144	ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of its Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements for its Fund and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of BQY noted that BQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to BQY’s Expense Peers.

The Board of BQR noted that BQR’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to BQR’s Expense Peers. The Board of BQR also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BQR, which was implemented on June 6, 2013. After discussions between BQR’s Board, including the Independent Board Members, and BlackRock, BQR’s Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver, which results in savings to shareholders.

The Board of BGR noted that BGR’s contractual management fee rate ranked fourth out of four funds, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to BGR’s Expense Peers.

The Board of each of CII, BDJ and BME noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board of BOE noted that BOE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to BOE’s Expense Peers.

The Board of BGY noted that BGY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to BGY’s Expense Peers. The Board of BGY also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BGY, which was implemented on June 6, 2013. After discussions between BGY’s Board, including the Independent Board Members, and BlackRock, BGY’s Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver, which results in savings to shareholders.

The Board of BCF noted that BCF’s contractual management fee rate ranked fourth out of four funds, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to BCF’s Expense Peers.

The Board of BCX noted that BCX’s contractual management fee rate ranked fourth out of four funds, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to BCX’s Expense Peers.

The Board of BUI noted that BUI’s contractual management fee rate ranked second out of four funds, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to BUI’s Expense Peers.

ANNUAL REPORT	OCTOBER 31, 2014	145

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2015. The Board of each of BQR, BGR, BCF and BCX, including the Independent Board Members, also unanimously approved the continuation of the BIL Sub-Advisory Agreement among the Manager, the BIL Sub-Adviser and its Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreements for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

146	ANNUAL REPORT	OCTOBER 31, 2014

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on a Trust’s primary exchange (“open market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments innewly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of all distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	OCTOBER 31, 2014	147

Officers and Trustees

Name, Address[1] , and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chairman of the Board and Trustee	Since 2003	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	79 RICs consisting of 79 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	79 RICs consisting of 79 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.	79 RICs consisting of 79 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2003	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2005	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	79 RICs consisting of 79 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	79 RICs consisting of 79 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013 ; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	79 RICs consisting of 79 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	79 RICs consisting of 79 Portfolios	ADP (data and information services), Metropolitan Life Insurance Company (insurance)

148	ANNUAL REPORT	OCTOBER 31, 2014

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	79 RICs consisting of 79 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. In 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr Flynn turns 75 in 2014.

[3]    Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	141 RICs consisting of 329 Portfolios	None

[5]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

ANNUAL REPORT	OCTOBER 31, 2014	149

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[2]
John Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of the Trusts.

150	ANNUAL REPORT	OCTOBER 31, 2014

Officers and Trustees (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon New York, NY 10286[2]

Sub-Advisors BlackRock International LTD.[1] Edinburgh, EH3 8JB United Kingdom	Brown Brothers, Harriman & Co. Boston, MA 02109[3]

Accounting Agent The Bank of New York Mellon Brooklyn, NY 11217	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BQR, BGR, BCF and BCX.

[2]	For all Trusts except CII.

[3]	For CII.

Effective August 4, 2014, Tony DeSpirito became a portfolio manager of BQY and BDJ. The other portfolio managers of BQY and BDJ are
Bob Shearer, Kathleen Anderson, Kyle McClements and Christopher Accettella.

ANNUAL REPORT	OCTOBER 31, 2014	151

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows except for CII:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard			W. Carl Kester
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BQY	4,403,906	170,132	0	4,405,147	168,891	0	4,384,239	189,799	0	4,400,557	173,481	0
BQR	8,593,970	227,170	0	8,591,715	229,425	0	8,604,237	216,903	0	8,604,799	216,341	0
BGR	24,090,684	894,799	0	24,081,008	904,475	0	24,081,979	903,504	0	24,099,950	885,533	0
BDJ	152,629,275	9,876,428	0	152,532,483	9,973,220	0	152,462,762	10,042,941	0	152,625,605	9,880,098	0
BOE	59,798,238	1,243,282	0	59,760,079	1,281,441	0	59,756,234	1,285,286	0	59,831,783	1,209,737	0
BME	6,741,229	77,605	0	6,754,674	64,160	0	6,753,516	65,318	0	6,738,008	80,826	0
BGY	92,540,355	4,481,716	0	92,571,941	4,450,130	0	92,405,036	4,617,035	0	92,524,451	4,497,620	0
BCF	46,275,071	868,208	0	46,213,149	930,130	0	46,221,649	921,630	0	46,242,514	900,765	0
BCX	40,233,597	1,513,217	0	40,220,487	1,526,327	0	40,221,989	1,524,825	0	40,224,682	1,522,132	0
BUI	15,009,156	267,217	0	14,989,083	287,290	0	14,983,187	293,186	0	14,976,349	300,024	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P.Robards.

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect director nominees for BlackRock Enhanced Capital and Income Fund, Inc. There were no broker non-votes with regard to the Fund.

Approved the Directors as follows for CII only:

	Votes For	Votes Withheld	Abstain
Paul L. Audet	38,712,973	1,096,954	0
Michael J. Castellano	38,345,625	1,464,302	0
Richard E. Cavanagh	38,333,831	1,476,096	0
Frank J. Fabozzi	38,387,165	1,422,762	0
Kathleen F. Feldstein	38,247,849	1,562,078	0
James T. Flynn	38,311,831	1,498,096	0
Henry Gabbay	38,441,740	1,368,187	0
Jerrold B. Harris	38,317,845	1,492,082	0
R. Glenn Hubbard	38,609,550	1,200,377	0
W. Carl Kester	38,729,799	1,080,128	0
Karen P. Robards	38,388,663	1,421,264	0

Trust Certification

All Trusts, other than BQY which is listed on NYSE MKT, are listed for trading on the NYSE. All Trusts have filed with the relevant exchange their annual chief executive officer certification regarding compliance with such exchange’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

152	ANNUAL REPORT	OCTOBER 31, 2014

Additional Information (continued)

General Information

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as disclosed on page 145, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’ at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts’ voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	OCTOBER 31, 2014	153

Additional Information (concluded)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital.

Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

154	ANNUAL REPORT	OCTOBER 31, 2014

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK11-10/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services
The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Energy and Resources Trust	$38,545	$37,113	$0	$0	$6,100	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Energy and Resources Trust	$6,100	$6,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934
(15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2014.

	(a)(1)	The registrant is managed by a team of investment professionals comprised of Poppy Allonby, Managing Director at BlackRock, Robin Batchelor, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock and Christopher Accettella, Director at BlackRock. Messrs. Batchelor, McClements and Accettella and Ms. Allonby are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. McClements and Accettella have been members of the Fund’s portfolio management team since 2012. Ms. Allonby and Mr. Batchelor have been members of the Fund’s portfolio management team since 2013.

Portfolio Manager	Biography
Poppy Allonby	Managing Director of BlackRock since 2012; Director of BlackRock since 2007; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2001 to 2006.
Robin Batchelor	Managing Director of BlackRock since 2007; Director of BlackRock from 2006 to 2007; Director of MLIM from 2002 to 2006.
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
(a)(2) As of October 31, 2014:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Poppy Allonby	5	6	4	0	1	1
	$965.7 Million	$3.05 Billion	$77.01 Million	$0	$8.36 Million	$0.28 Million
Robin Batchelor	5	7	5	0	1	1
	$965.7 Million	$3.08 Billion	$272.4 Million	$0	$8.36 Million	$0.28 Million
Kyle McClements, CFA	11	3	0	0	0	0
	$6.69 Billion	$1.32 Billion	$0	$0	$0	$0
Christopher Accettella	11	3	0	0	0	0
	$6.69 Billion	$1.32 Billion	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Allonby and Mr. Batchelor may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Allonby and Mr. Batchelor may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
(a)(3) As of October 31, 2014:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of October 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Ms. Allonby and Mr. Batchelor

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: Euromoney Global Mining Index; FTSE Gold Mines Index; MSCI World Energy; DAX Global Agribusiness Index; WilderHill New Energy Index; BGR Option Overwriting Strategy Composite Index; Wilshire 5000 Modified Energy Index, Equal Weighted; BCX Overwrite Benchmark Strategy Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation

Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some Funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Ms. Allonby and Messrs. Accettella, Batchelor and McClements do not have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Messrs. Accettella and McClements are eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Accettella and McClements are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a Group Personal Pension Plan (GPPP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the GPPP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The GPPP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a passive balanced managed fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Ms. Allonby and Mr. Batchelor are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Poppy Allonby	None
Robin Batchelor	None
Kyle G. McClements, CFA	$10,001 - $50,000
Christopher Accettella	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

12(c) –	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

[1] The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Energy and Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Energy and Resources Trust

Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Energy and Resources Trust

Date: January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Energy and Resources Trust

Date: January 2, 2015